UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2004 - June 30, 2004

Item 1: Reports to Shareholders

2004 Semiannual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

PENNSYLVANIA MUTUAL FUND
ROYCE MICRO-CAP FUND
ROYCE TOTAL RETURN FUND
ROYCE LOW-PRICED STOCK FUND
ROYCE OPPORTUNITY FUND
ROYCE PREMIER FUND
ROYCE TRUSTSHARES FUND
ROYCE SPECIAL EQUITY FUND
ROYCE SELECT FUND

www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to invest in small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

MICRO-CAP

 The micro-cap segment (companies with market caps less than $500 million) provides many choices (approximately 6,200 companies), yet faces significant trading difficulties, including limited trading volumes and higher volatility. Therefore, we broadly diversify most of the Funds’ portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

 The upper tier of the small-cap universe (companies with market caps between $500 million and $2.5 billion) is more efficient, offering greater trading volumes and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

PORTFOLIO APPROACH
	Broadly Diversified	Concentrated

Small-Cap Companies		Royce Premier Fund

Small- and Micro-Cap Companies	Pennsylvania Mutual Fund Royce Total Return Fund Royce Low-Priced Stock Fund Royce Opportunity Fund	Royce TrustShares Fund Royce Special Equity Fund Royce Select Fund

Micro-Cap Companies	Royce Micro-Cap Fund

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund – our flagship fund that incorporates each of the firm’s core approaches, investing in both small- and micro-cap companies.

Royce Micro-Cap Fund – a portfolio that selects companies with market capitalizations less than $500 million.

Royce Total Return Fund – a small- and micro-cap portfolio that invests primarily in dividend-paying companies.

Royce Low-Priced Stock Fund – a portfolio that invests primarily in small- and micro-cap companies whose average cost per share in the Fund’s portfolio is less than $25.

Royce Opportunity Fund – a small- and micro-cap portfolio incorporating an opportunistic value approach.

CONCENTRATED FUNDS

Royce Premier Fund – a portfolio selected primarily from the upper tier of small-cap, whose top 35 holdings have generally represented approximately 70%–80% of the portfolio’s equities.

Royce TrustShares Fund – a small- and micro-cap portfolio designed for certain long-term investors, including trust, retirement, gifting and institutional accounts.

Royce Special Equity Fund – a portfolio that combines classic value analysis with accounting cynicism, focusing on small- and micro-cap companies with high returns on assets and low leverage.

Royce Select Fund – a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, over a two- to five-year period, resulting in capital appreciation for Fund investors.

The Royce Funds Road Map	Inside Front Cover

Important Performance and Risk Information	2

The Royce Funds’ Average Annual Total Return Table	2

Performance Highlights	3

Letter to Our Shareholders: The Imperfect Storm	4

Small-Cap Market Cycle Performance	12

Fund Focus: Royce Total Return Fund	13

Performance and Portfolio Review: Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund, Royce Special Equity Fund and Royce Select Fund	14

Trustees and Officers	32

Notes to Performance and Other Important Information	33

Schedules of Investments and Other Financial Statements	35

Postscript: “What Does it Take... to be the Best?”	Inside Back Cover

IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2004
FUND	YEAR-TO-DATE 2004**	1-YEAR	3-YEAR	5-YEAR	10-YEAR/SINCE INCEPTION (DATE)

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual Fund*	8.22%	33.94%	11.49%	14.24%	13.86%	†

Royce Micro-Cap Fund*	6.50	37.04	12.03	17.46	14.82

Royce Total Return Fund*	6.38	24.56	11.06	13.20	15.22

Royce Low-Priced Stock Fund	5.72	31.61	8.84	17.52	17.56

Royce Opportunity Fund*	7.08	49.43	14.67	19.92	19.21	11/19/96

CONCENTRATED FUNDS

Royce Premier Fund*	12.95	37.90	13.51	14.10	14.19

Royce TrustShares Fund*	9.43	33.39	7.24	14.95	19.10	12/27/95

Royce Special Equity Fund*	8.85	29.06	21.01	16.65	12.35	5/1/98

Royce Select Fund	8.94	37.38	13.27	16.65	20.49	11/18/98

RUSSELL 2000	6.76	33.37	6.24	6.63	10.93

† Pennsylvania Mutual Fund’s average annual total return for the 25-year period ended 6/30/04 was 14.58%.

 *  All performance, risk and expense information reflects Investment Class results. Shares of the Funds’ Consultant Class, Consultant Class B and/or Financial
 Intermediary Class bear an annual distribution expense that is not borne by the Fund’s Investment Class shares. Shares of RTS’s Consultant B Class are also subject to a contingent deferred sales charge that is not applicable to the Fund’s other classes.

** Not annualized.
2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE HIGHLIGHTS
	Cumulative Total Returns

All of The Royce Funds shown (where applicable) outperformed the Russell 2000 from its prior peak on 3/9/00, as well as for the three-, five- and 10-year periods ended 6/30/04.	Jan-June 2004	Small-Cap 2002 Trough 10/9/02 - 6/30/04	Small-Cap Peak 4/5/04 - 6/30/04

RUSSELL 2000	6.8%	84.8%	-2.2%

PENNSYLVANIA MUTUAL FUND*	8.2	75.3	-1.1
outperformed the Russell 2000 for the YTD, one-, three-, five-, 10-, 15-, 20-, and 25-year periods ended June 30, 2004. The Fund’s 25-year average annual total return was 14.6%.

ROYCE MICRO-CAP FUND*	6.5	92.5	-4.2
outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended June 30, 2004. The Fund’s average annual total return since inception was 15.9%.

ROYCE TOTAL RETURN FUND*	6.4	57.5	0.3
outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/15/93) periods ended June 30, 2004. RTR’s average annual total return since inception was 14.3%.

ROYCE LOW-PRICED STOCK FUND	5.7	84.8	-4.4
outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/15/93) periods ended June 30, 2004. The Fund’s average annual total return since inception was 16.2%.

ROYCE OPPORTUNITY FUND*	7.1	130.3	-2.1
outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/19/96) periods ended June 30, 2004. The Fund’s average annual total return since inception was 19.2%.

ROYCE PREMIER FUND*	13.0	83.6	2.2
outperformed the Russell 2000 for the YTD, one-, three-, five-, 10-year and since inception (12/31/91) periods ended June 30, 2004. The Fund’s average annual total return since inception was 14.1%.

ROYCE TRUSTSHARES FUND*	9.4	80.8	0.8
outperformed the Russell 2000 for the YTD, one-, three-year, five-year and since inception (12/27/95) periods ended June 30, 2004. The Fund’s average annual total return since inception was 19.1%.

ROYCE SPECIAL EQUITY FUND*	8.9	54.6	1.1
outperformed the Russell 2000 for the three-year, five-year and since inception (5/1/98) periods ended June 30, 2004. The Fund’s average annual total return since inception was 12.4%.

ROYCE SELECT FUND	8.9	100.3	-1.2
outperformed the Russell 2000 for the one-year, three-year and since inception (11/18/98) periods ended June 30, 2004. The Fund’s average annual total return since inception was 20.5%.
See pages 2 and 14-32 for additional important information on the Funds’ performance and risk statistics.

*   All performance information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class bear an annual distribution expense that is not borne by the Fund’s Investment Class shares.

**   All performance and risk information for RTS reflects Investment Class results. Shares of the Fund’s Consultant Class and Consultant B Class bear an annual distribution expense that is higher than that of the Investment Class. Shares of Consultant B Class are also subject to a contingent deferred sales charge that is not applicable to RTS’s other classes.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 3

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

In our annual and semiannual reports, we feature two-page spreads that examine various aspects of a fund’s performance and portfolio diagnostics. One of these diagnostic measures is “Weighted Average P/B Ratio.” “P/B” stands for “price to book,” “price” being a stock’s price as of the date of the reports and “book” referring to the company’s book value. Book value, which can be computed through an analysis of the balance sheet, is sometimes called “equity,” “shareholders’ equity” or “book liquidation value.” It represents the net worth based on book value of a company and is calculated by subtracting the business’s liabilities from its total assets. One reason that many investment professionals find book value significant is that it measures the value of
(continued on page 6)

THE IMPERFECT STORM

T wo thousand four set sail swimmingly. Mostly rising stock prices seemed to promise that 2003’s rally would continue without interruption into the new year. Soon, however, storm clouds appeared that darkened the sunny view of the ongoing bull market. As there had been in 2003, whispers were heard on Wall Street about bear market rallies and a poor earnings picture that could not justify then-current equity prices. Yet almost as quickly as the skies went gray, a bit of bright light broke through again, and stock prices sailed forward, though on choppier waters. The economy continued to grow, and the worrisome international picture did not seem to generate sufficient undertow to pull stock prices lower, at least not for very long. But if foreign affairs were not capable of depressing prices, what about the specter of rising interest rates, a ghostly shadow that had been looming over the stock market since at least the summer of 2003? Was the rising wave of a recovering economy strong enough to counteract two potential bear market makers? Would it calm the growing tide of discontent that seemed to affect more and more investors each day as the first half drew to a close?
     With 2004 at the halfway mark, there are still no clear answers to these questions. More importantly, the resulting uncertainty has left many small-cap investors feeling stranded in tumultuous waters, casting about for calm seas, cloudless skies and a steady course. None seem forthcoming as of this writing. About the only thing that does seem clear is the stock market’s utter unpredictability. This goes beyond the daily movement in prices; it has more to do with an overall lack of direction for equities. For anyone whose investment experiences began in the mid-’90s or later, such a period probably feels very odd. With

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

obvious exceptions (such as the third quarter of 1998 or the first of 1999 and 2000), much of the last 10 years has been characterized by more or less clearly demarcated bull or bear market periods. Although there was spirited debate about how much longer either might last, no one seemed to be asking, “What kind of market are we in right now?” But this is exactly the question to which investors have been craving an answer since at least February of this year. The frustration of not receiving a response seems palpable as prices rise one day then fall the next, rise again, then fall once more. It’s as if several small fleets were scurrying across choppy waters in one direction before being rapidly pulled off course, then tacking to the first course again, desperate for a smooth and lengthy current toward “Equity Treasure Island.”
     Unfortunately for all of us, a global positioning system (g.p.s.) for equities does not exist. More nettlesome still is that no device, no matter how sophisticated its technology, is capable of guiding investors to a safe harbor where they could gain a respite from the small-cap market’s currently wavy waters without the possibility of missing out on potential returns. Yet it seems to us that the storm-tossed seas of the first half of 2004 are likely to remain with us for at least the next several months. Investors may simply need to accept feeling lost at sea until the market establishes a more consistent direction; otherwise, increased frustration could result in even higher levels of volatility. The feeling is comparable to the disorientation that often sets in when, at a certain distance from land, you can no longer sense the shore unless you’re an experienced sailor. We suspect that many investors have had this frightening sensation lately, which is one reason why the market looks good for a brief period before suddenly lurching in the opposite direction. Our own take is that unsettled weather on the high seas is all part of the cyclical nature of equity investing. The most baffled investors are probably those wedded to investing as a form of instant gratification, yet from our perspective there are far worse things than the opportunity to potentially compound at mid single digits per year.

FLEETS AND FLOTILLAS

     The market’s susceptibility to waves and whirlpools affected equities of all sizes, from the most massive ships to the tiniest dinghies. For the six-month period ended 6/30/04, none of the major indices achieved a double-digit return, though the small-cap oriented Russell 2000 (+6.8%) managed to stay ahead of both the large-cap S&P 500 (+3.4%) and the more tech-oriented Nasdaq Composite (+2.2%). Small-cap’s advantage came from its first-quarter performance, in which its 6.3% return outpaced that of both other indices (+1.7% and -0.5%, respectively). In the second quarter, after having outperformed the S&P 500 for

Unfortunately for all of us, a global positioning system (g.p.s.) for equities does not exist. More nettlesome still is that no device, no matter how sophisticated its technology, is capable of guiding investors to a safe harbor where they could gain a respite from the small-cap market’s currently wavy waters without the possibility of missing out on potential returns.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 5

the company’s assets that shareholders would theoretically receive if a company were liquidated at the value as
stated on the balance sheet.

The price-to-book ratio is one of the traditional ways by which value investors seek to determine whether or not a company is undervalued. The ratio compares the market’s assessment of a company’s worth, as measured by its stock price, to the net value of the company as expressed by its book value. If a price-to-book ratio is high, it means that the stock market has placed a high premium on the business above and beyond the value of its net assets as reflected on the balance sheet. For example, if the book value of a firm is $5 per share, but its current price is $10 per share, its price-to-book ratio would be 2.0x (10/5). If the stock price moves higher, but the book value remains the same, declines or grows more slowly, then the stock becomes more expensive in relation to its book value.
Conversely, if a

(continued on page 8)

LETTER TO OUR SHAREHOLDERS

four consecutive quarters, the Russell 2000 (+0.5%) lost ground both to the large-cap index (+1.7%) and to the Nasdaq Composite (+2.7%). The second quarter also included the largest decline for the Russell 2000 since the first quarter of 2003. From 4/5/04 through 5/17/04, the small-cap index fell 11.6%. However, the intermediate-term news for the asset class was more encouraging. The Russell 2000 outperformed the S&P 500 for the one-, three- and five-year periods ended 6/30/04.
     Although small-cap was a market leader through the bear market of 2000 and during the subsequent rally that kicked off in October 2002, we were not surprised by either its modest year-to-date results or its relative second-quarter stall. In our view, one consequence of the currently volatile market is likely to be a more or less regular rotation in leadership between small- and large-cap stocks. And while we still feel confident about the prospects for small-cap outperforming large-cap for the decade taken as whole, it must be admitted that at least part of this confidence is owing to the strong head start that small-cap has so far enjoyed from the beginning of 2000 through the end of June 2004. We continue to believe that the market is sailing on choppy, low-return waters and that neither small- nor large-cap stocks are likely to gain much of an advantage over the other in the months to come. The good ship of single asset class dominance has sailed.

VESSELS OF VALUE

     In contrast to their practice of often sailing in different directions, the two small-cap style indices — the Russell 2000 Value and Russell 2000 Growth — wound up the first half of the year in similar ports, though value held an advantage. The small-cap value index was up 7.8% versus a gain of 5.7% for its growth counterpart for the year-to-date period ended 6/30/04. The indices were obviously subject to the same volatility that has been rocking many smaller vessels so far this year, so their modest results and performance proximity were not surprising. Each index suffered in the period from 4/5/04 through 5/17/04, as value fell 11.3% and the growth index declined 12.0%. Over longer-term periods, value continued to outpace growth within small-cap, despite underperforming in the trough-to-current period from 10/9/02 through 6/30/04 (+83.1% versus +86.7%). The Russell 2000 Value index outperformed the Russell 2000 Growth index for the one-, three-, five- and 10-year periods ended 6/30/04.
     Frankly, we do not have much insight as to why small-cap value and growth results ran so closely together through the end of June, but we do see a move toward quality developing that we think is consistent with the current low-return climate for stocks. Between 9/30/02 (close to the small-cap market trough on 10/9/02) and 1/31/04, historically more volatile micro-cap stocks outperformed their small-cap counterparts. The Russell 2000’s

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

micro-cap members were up a cumulative 102.6% versus 55.2% for their small-cap counterparts during this period. This outperformance coincided with a period in which companies throughout the asset class that had no earnings outperformed those that did by more than 50% (+106.6% versus +53.5%). In addition, dividend-paying companies also suffered relative neglect from the small-cap trough on 10/9/02 through 1/31/04, up 42.5% compared to a gain of 80.2% for non-dividend-paying small-caps. Since the end of January, however, these trends appear to be reversing: From 1/31/04 through 6/30/04, the Russell 2000’s small-cap members were up 2.7% versus 1.1% for the index’s micro-cap companies. Small-cap companies with earnings bested those without, and dividend-paying small-caps were up 5.2% versus a loss of 6.9% for those that did not pay dividends. Investors, who seemed uninterested in company quality throughout the recent rally period, may be getting into a quality state of mind as they try to navigate the market’s waters.

We continue to believe that the market is sailing on choppy, low-return waters and that neither small- nor large-cap stocks are likely to gain much of an advantage over the other in the months to come. The good ship of single asset class dominance has sailed.

THE ROYCE REGATTA

     Signs of this trend can be seen in some of The Royce Funds’ year-to-date performances through the end of June 2004. For the year-to-date period ended 6/30/04, Royce Premier, TrustShares and Select Funds — portfolios that select the bulk of their holdings from the upper tier of small-cap — were among our top performers. These Funds also limit the number of their holdings, so their strong performances were an equally powerful testament to the idea that the first half was truly a stock picker’s market. They were not the only Funds in this report to generate solid returns. The more broadly diversified Pennsylvania Mutual and Royce Opportunity Funds enjoyed relatively high year-to-date returns, as did Royce Special Equity Fund, a limited portfolio that holds several micro-cap stocks. In all, six of the nine Funds outpaced the Russell 2000 in the first half (see the bar chart on page 8), but as always we are more concerned with long-term and market cycle performances. We are therefore pleased to report that all of The Royce Funds in this report outperformed the Russell 2000 from its cycle peak on 3/9/00, as well as for the applicable three-, five-, and 10-year periods ended 6/30/04. (Please see pages 14-31 for more complete information on The Royce Funds’ performance during these periods).

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 7

LETTER TO OUR SHAREHOLDERS
company is trading at, near or below its book value, its low P/B ratio indicates that a company may be undervalued relative to its stock price.

However, simply because a company is cheap does not mean that its stock is worth buying. Value investors – especially those here at Royce – also want to know that a company possesses strong qualities as a business. A low P/B ratio is not very helpful in determining company quality – there may be very good reasons for a low P/B. Earnings (or earnings power) produced by book value are the true driving forces of valuation for our purposes. In addition, the ratio is less meaningful for many companies in areas such as healthcare and technology. These businesses are far more likely to have significant intangible assets, especially intellectual property, which are of great value to the company, but that may not be fully reflected in the book value. At Royce, our portfolio managers and analysts thus do not look for companies

(continued on page 10)

     * Investment Class Shares. See Pages 2 and 33 for important information regarding these returns.

     As more of a stock picker’s market, the first half of 2004 stood in stark contrast to 2003, when Tech and micro-cap companies dominated the rally. Trying to identify industry- or sector-wide performance trends among the Funds is something of a moot exercise. Areas that were big winners in some portfolios posted modest gains or net losses in others, something that also reflects the diversity of value styles among our four senior portfolio managers. The market’s refusal to flow in one direction for very long meant that purchase opportunities were scarce, although the second quarter gave us more chances to find what we believe are attractively undervalued small-cap stocks than we had found in the first. In the past, the kind of frustration that is so widespread in the market today has often worked to our benefit. If 2004’s buying opportunities work out, that frustration could become profitable for our investors again.

ALL HANDS ON DECK — RATES RISING ON THE HORIZON

     Many equity investors are concerned about the recent decision by the Federal Reserve to raise interest rates, fearful that a rising interest rate environment would have a deleterious effect

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

on stock market returns, especially those of small-company stocks. However, history offers a more mixed record. Through the ’50s and ’60s, interest rates were rising over the long term, yet small-caps did well, just as they did in the late ’70s, another period in which rates were on the rise. In fact, over the past 50 years, there have been two major, long-term interest rate cycles: a rising interest-rate period that stretched from June 1954 through September 1981 and a declining interest-rate period that began in September 1981 and lasted until June 2003.

During the first period, small-caps, as measured by the CRSP (Center for Research in Securities Prices) 6-10 Composite, produced an average annual total return of 12.9%; in the declining interest rate period, the CRSP 6-10 Composite’s average annual total return was 12.6% (see the table below).

S&P 500 AND CRSP 6-10 Interest Rate Cycle Average Annual Total Returns
Rate Cycle Period	Start Rate	End Rate	Duration (Years)	S&P 500	CRSP 6-10

6/30/54 - 9/30/81	2.3%	15.3%	27.3	9.3%	12.9%

9/30/81 - 6/30/03	15.3	3.3	21.8	13.5	12.6

     In the more recent long-term period of declining rates, there were four instances of significant counter moves, or rate increases. The range of increases fell between 2.2% and 3.2%, and the periods lasted an average of approximately one year. During the first three periods, small-cap returns were negative (-11.7%, -19.3% and -3.4%), while the most recent saw a 44.7% gain. The three more difficult performance periods occurred at the end of smallcap outperformance cycles in 1984, 1987 and 1994. Conversely, the positive performance period

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 9

	LETTER TO OUR SHAREHOLDERS

with low P/B ratios during the security selection process, but our risk-averse approach usually results in owning many companies that have them.

This is not to suggest that book value and P/B ratios are not important. Each remains an important measure of valuing companies relative to their stock price. They are also a critical part of our ongoing examination of a business’s financial well being. Ideally, we like to see book value growing. In addition, we prefer to see a company’s P/B ratio remain somewhat low. Our conservative bias leads us to believe that the further away from book value a company’s stock price goes, the further away we move from our margin of safety, a critical component in terms of how much risk we are willing to take in the stocks that we own.

took place when small-cap was emerging as a market leader from late 1998 through January 2000 (see the table below). We suspect that small-cap returns in these counter-move periods owed more to the cyclical nature of the asset class than to any supposed interest rate sensitivity. We believe that the recent increase in interest rates is not likely to be a short-term

	S&P 500 AND CRSP 6-10 DECLINING RATE PERIOD COUNTER TREND CUMULATIVE RESULTS
	Rate Cycle Period	Start Rate	End Rate	Duration (Years)	S&P 500	CRSP 6-10

	5/31/83 - 6/30/84	10.4%	13.6%	1.1	-1.0%	-11.7%

	1/31/87 - 10/31/87	7.1	9.5	0.7	-6.1	-19.3

	10/31/93 - 11/30/94	5.3	8.0	1.1	0.1	-3.4

	10/31/98 - 1/31/00	4.5	6.7	1.3	29.0	44.7

phenomenon, but instead marks the beginning of a long-term trend that dates back to June 2003 when long-term rates were at 3.3%. In any case, our belief is that interest rates are not the primary driver of equity — including small-cap equity — returns, but are simply one factor among many to consider when making investment decisions.

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

SETTING SAIL FOR HOME

     In thinking about the important factors inherent in any investment decision, we would advance the notion that overall company quality is a critical factor, especially in the current market climate. Quality has not, however, been a consistent driver of equity returns over the years. We have witnessed cycles that have brought us euphoria, and those that have left us crestfallen. In the former, we found that many investors shared our craving for quality, while in the latter they seemed impervious to its charms. The trends that we mentioned earlier — the stronger performance from 1/31/04 through 6/30/04 for small-cap stocks with earnings and/or those that pay dividends — have been of very brief duration, but we believe that it may mark the beginning of a period in which investors will be looking for seasoned, high-quality small-cap companies. Of course, value approaches have no monopoly on quality, especially if one views strong growth prospects as a qualitative measure. Still, our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done — search for what we think are financially strong, attractively priced small companies.

Our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done – search the sea for what we think are financially strong, attractively priced small companies.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2004

The market performance data and trends outlined in this letter are presented for illustrative purposes only. The thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce & Associates, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. Historical market trends are not necessarily indicative of future market movements. The (Center for Research in Security Prices) CRSP 6-10 is an unmanaged composite representing the bottom five deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market, based on market capitalization. The S&P 500 and Nasdaq Composite are unmanaged indices of domestic large-cap stocks. The Russell 2000, Russell 2000 Value and Russell 2000 Growth are unmanaged indices of domestic small-cap stocks.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 11

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception on 12/31/78, value outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 - 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value has provided a significant advantage during the downturn (3/9/00 - 10/9/02) and through June 30, 2004.

	PRIOR PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 10/9/02	TROUGH-TO-CURRENT 10/9/02 – 6/30/04	PEAK-TO-CURRENT 3/9/00 – 6/30/04	PRIOR PEAK-TO-CURRENT 4/21/98 – 6/30/04
Russell 2000	26.3%	-44.1%	84.8%	3.3%	30.4%

Russell 2000 Value	-12.7	2.0	83.1	86.7	63.0

Russell 2000 Growth	64.8	-68.4	86.7	-41.0	-2.8

BROADLY DIVERSIFIED FUNDS

Pennsylvania Mutual*	0.7	7.9	75.3	89.2	90.5

Royce Micro-Cap*	10.7	-7.5	92.5	78.1	97.2

Royce Total Return*	-5.4	22.0	57.5	92.1	81.7

Royce Low-Priced Stock	18.8	1.7	84.8	87.9	123.2

Royce Opportunity*	43.3	-20.3	130.3	83.6	163.0

CONCENTRATED FUNDS

Royce Premier*	8.3	-0.9	83.6	82.0	97.1

Royce TrustShares*	54.0	-14.3	80.8	55.0	138.6

Royce Special Equity	n/a	56.1	54.6	141.3	n/a

Royce Select	n/a	-8.1	100.3	84.0	n/a

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performances were turned in by Royce Special Equity, Total Return, Pennsylvania Mutual and Low-Priced Stock Funds, all of which posted positive results for the period.

TROUGH-TO-CURRENT: Through June 30, 2004, growth led value during the rally from the October low. Among the Royce Funds, our most opportunistic portfolios outpaced those with lower volatility. Our funds with higher micro-cap exposure fared best, with Royce Opportunity (+130.3%), Select (+100.3%) and Micro-Cap Funds (+92.3%) earning top performance among the funds and outperforming the indices for the period.

PEAK-TO-CURRENT: Through June 30, 2004, value maintained a sizeable lead over growth. Again, all Royce Funds held performance advantages over the Russell 2000 (+3.3%) Interestingly, our most conservative offerings, Royce Special Equity (+141.3%) and Total Return Funds (+92.1%), were our best performers.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

*
All performance and risk information reflects Investment Class results. Shares of the Funds’ Consultant Class and/or Financial Intermediary Class, as well as Royce TrustShares’ Consultant B Class and Investment Class bear an annual distribution expense and Royce TrustShares’s Consultant Class B shares are subject to a deferred sales charge, neither of which are borne by the other Royce Funds’ Investment Class.

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

FUND FOCUS RETURN POLICY

We have liked dividends here at The Royce Funds for a long time. Back in the ’70s, we were among the first to suggest that dividends and small-cap stocks should not necessarily be thought of as mutually exclusive. A selection of dividend-paying small-caps had already been included in the portfolio of our flagship fund, Pennsylvania Mutual Fund. Then in 1979, we created a product for an institutional client that was built around the idea that a portfolio of mostly dividend-paying small-company stocks could provide attractive absolute and risk-adjusted returns. Many were dubious. In those days, small-cap had a reputation as the wild child of asset classes, and it was widely believed that the well-scrubbed, highly polished kinds of businesses that paid dividends simply did not associate with that sort of asset class. Our experience told us differently, but we held our tongues and hoped that portfolio performance would do the talking for us.
    Fortunately, the return experience was positive, which convinced us to introduce Royce Total Return Fund in December 1993. The Fund’s investment objective, then as now, was to provide long-term growth and current income by investing in a portfolio of primarily dividend-paying small-company stocks. One reason for creating the portfolio was that consistent payouts of dividends can help to reduce volatility by providing an investor with a steady stream of income. This is arguably a more critical benefit for small-cap stocks than it is for their larger siblings because their diminutive stature often makes them inherently more volatile. We also believe in the advantages of having money upfront. While this is true in any market climate, it can be especially crucial in low- or negative-return environments when stock prices are stalling or tumbling.
    We are very proud of the Fund’s 10-plus years of performance, and recent tax-law developments in Washington D.C. have raised our already-high hopes for its future as well.

Many small companies earn more than they need in terms of reinvestment in the business. This excess profit is known as free cash flow, which is a key qualitative component that we look for in any company, along with a strong balance sheet and an established record of earnings. A business has several choices as to what it does with these funds: It can hold on to the cash, use it to purchase shares of its own stock or pay it out to shareholders in the form of dividends. Certain small companies choose the latter, although for many years it was more common for firms to opt for one of the first two choices, regardless of their size. We think that this will change as a result of the new tax legislation passed in 2003, which gives more favorable tax treatment to dividends, thus offering companies more of an impetus to pay them out. The effect of this legislation is only beginning to be felt, yet we expect that its consequences will be dramatic, long lasting and potentially beneficial to small-cap investors who like dividends.
    Historically, small-cap has held an overall performance advantage over large-cap, but investors sometimes shy away from our end of the equity world over concerns about the higher volatility of smaller stocks. They feel that the risks are too great. To some degree, we agree. Although small-cap has emerged over the last 15 years as an established asset class with substantial institutional coverage, we work as diligently as ever to try to manage risk in our portfolios. We understand the desire for capital preservation. We think that Royce Total Return Fund is a viable option for the kind of cautious investor who would like exposure to the small-cap market, but who is concerned about the volatility that has typically gone along with small-company stocks. As the table below shows, the Fund posted very attractive volatility scores over the last 10 years, as well as solid absolute, long-term returns. We believe that the newly favorable tax treatment of dividends can only add to the Fund’s appeal.

RTR VS. RUSSELL 2000: PERFORMANCE AND VOLATILITY COMPARISON

	AVERAGE ANNUAL TOTAL RETURNS				VOLATILITY SCORES
	AS OF JUNE 30, 2004				10-YEAR PERIOD ENDED JUNE 30, 2004

						STANDARD
	1-YEAR	3-YEAR	5-YEAR	10-YEAR	BETA	DEVIATION

Royce Total Return Fund	24.56	11.06	13.20	15.22	0.47	12.63

Russell 2000	33.37	6.24	6.63	10.93	0.89	22.17

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

*

All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class. Past performance is no guarantee of future results. The Fund invests primarily in securities of small- and micro-cap companies that may involve considerably more risk than investments in securities of large-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please see pages 2 and 33 for more information on performance and volatility figures including a description of beta and standard deviation.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 13

PENNSYLVANIA MUTUAL FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGERS’ DISCUSSION

The weather may have been foggy in 2004’s first half, but that did not prevent our flagship, Pennsylvania Mutual Fund (PMF), from navigating its way through the market’s choppy waters in relatively ship-shape condition. PMF was up 8.2% for the year-to-date period ended 6/30/04, ahead of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. We were pleased that PMF was a solid performer during one of the more unsettled small-cap markets of the last several years. The Fund stayed ahead of the Russell 2000 from the previous small-cap peak on 3/9/00 through 6/30/04 (+89.2% versus +3.3%). PMF also outpaced the Russell 2000 for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/04. The Fund’s average annual total return for the 25-year period ended 6/30/04 was 14.6%.
          A certain rudderless quality made the first six months of 2004 even more of a stock picker’s market than usual, so we were quite pleased with the performances of some of the Fund’s larger holdings. Four of the Fund’s 10 largest positions could also be found among the top 10 “winners” in terms of net realized and unrealized gains in the first half. In addition, PMF’s four largest sectors posted some of the largest gains for the year-to-date period. Disappointing results in certain precious metals and mining companies held back otherwise sterling returns for holdings in the Natural Resources sector. After a nearly 20-year bear market, precious metals prices began to rise again in 2002, which in turn brightened the performances of many metals mining companies. When these same commodity prices began to decline in 2004, stock prices in many of these related equities quickly followed suit. Our feeling is that these setbacks should prove to be temporary. We either increased our positions in most of

	Jan-June 2004*			8.22%

	1-Year			33.94

	3-Year			11.49

	5-Year			14.24

	10-Year			13.86

	20-Year			13.21

	25-Year			14.58
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	PMF	Year	PMF

	2003	40.3%	1995	18.7%
					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
RC2 Corporation — A series of what we think were intelligent acquisitions expanded the core business of this maker of toys, collectibles and NASCAR vehicle replicas (the firm’s original business). Initially attracted to its low stock price and savvy managers, we like how the firm survived to thrive in a difficult business. We built our position in the first half.

	2002	9.2	1994	-0.7

	2001	18.4	1993	11.3	RC2 Corporation	$7,901,360

	2000	18.4	1992	16.2	Tom Brown	6,596,194

	1999	6.0	1991	31.8	Nu Skin Enterprises Cl. A	6,209,726

	1998	4.2	1990	-11.5	Unit Corporation	5,165,020

	1997	25.0	1989	16.7	Nutraceutical International	4,967,063

Tom Brown — We have long liked the fundamentals and management of this oil and natural gas company. In April, EnCana, a large Canadian oil and natural gas producer, announced that it was acquiring the firm, providing us with a chance to sell our position at a substantial gain.

	1996	12.8	1988	24.6

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	MORNINGSTAR STATISTICAL MEASURES*
		PMF	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.53	0.28	0.47

	Standard Deviation	19.04	21.01	18.85

	Beta	0.82	0.96	0.84
*	Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

the Fund’s holdings in this industry or continued to hold them.
          In the fall of 2003, many observers were calling for lower energy prices, which depressed stock prices in many energy services, and oil and natural gas companies. Ever the contrarians, we built existing positions or initiated new ones in those companies where we saw value between September 2003 and early 2004. When oil and gas prices began to rise in the spring of 2004, the prices of many of these stocks gushed as well, including Fund holdings Unit Corporation, Houston Exploration Company, Input/Output and St. Mary Land & Exploration. As of the end of June, we held large positions in each of these companies.
          Helped by the recovering economy, several companies in the Consumer Products sector made positive contributions to performance, as did many in the Industrial Products sector. We like the long-term prospects in certain businesses in the latter area, and increased our stake in leading welding and cutting products manufacturer Lincoln Electric Holdings and in steel and construction products maker Gibraltar Steel. Health, PMF’s top-performing sector in the first half, is another area that we believe offers strong long-term performance potential. Sluggish growth in the vitamin and herbal supplement industry a couple of years ago helped to drop the stock price of nutritional supplement maker Nutraceutical International. Mostly overlooked by Wall Street, its stock looked very inexpensive to us when we first began to buy it in 2003. Improvement in its business helped its stock price to regain its health in 2004’s first half. For some years, we have liked the core business of Nu Skin Enterprises, a direct marketer of cosmetics and nutritional supplements. So far this year, its newer products have done well in North America, its Japanese business continued to grow and the firm made profitable inroads into China.

			PORTFOLIO DIAGNOSTICS
				Median Market Capitalization	$808 million

				Weighted Average P/E Ratio	18.2x

				Weighted Average P/B Ratio	2.2x

				Weighted Average Yield	0.5%

				Fund Net Assets	$1,640 million

				Turnover Rate	16%

				Number of Holdings	200

				Symbol (Investment Class)	PENNX
				(Consultant Class)	RYPCX

				TOP 10 POSITIONS	% of Net Assets
				Unit Corporation	1.3%

				Nu Skin Enterprises Cl. A	1.2
	GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Callaway Golf Company — We’re still unsure whether we should give a mulligan to this leading golf club and golf ball manufacturer for recently making what looks to us like the questionable acquisition of a struggling competitor. We are still re-evaluating the company, but it’s possible that it will not make the cut.

				RC2 Corporation	1.2

	Callaway Golf Company	$5,724,294		Simpson Manufacturing	1.1

	Hecla Mining Company	4,882,735		eFunds Corporation	1.1

	Golden Star Resources	3,613,991		Houston Exploration Company (The)	1.0

	Goldcorp	3,290,352		Endo Pharmaceuticals Holdings	1.0

	Young Innovations	2,359,030		Alleghany Corporation	1.0

Hecla Mining Company — This silver, gold, lead and zinc miner suffered from the same King Midas in Reverse condition that afflicted many of its compeers in the precious metals industry. We remain hopeful that this well-managed firm can turn things around, so we increased our position in the first half.				Cimarex Energy	1.0

				Florida Rock Industries	1.0

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
†	All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Consultant Class bear an annual distribution expense that is not borne by the Investment Class.			Natural Resources	14.8%

				Health	14.3

				Consumer Products	12.7

				Industrial Products	10.2

				Technology	10.0

				Financial Intermediaries	7.6

				Consumer Services	6.8

				Industrial Services	5.3

				Financial Services	1.5

				Diversified Investment Companies	0.3

				Miscellaneous	2.2

				Cash and Cash Equivalents	14.3

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
				Average Annual Total Return	Standard Deviation	Return Efficiency*

			Pennsylvania Mutual Fund	11.5%	19.0	0.61

			Russell 2000	6.2	23.9	0.26
			* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

			THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 15

ROYCE MICRO-CAP FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 06/30/04
MANAGER’S DISCUSSION

After tearing through the recent market rally at a blistering pace, micro-cap stocks were bound to slow down at some point, and five months of relative underperfomance by a narrow margin versus their small-cap siblings certainly beats a correction. That was the case in 2004’s first half, as micro-cap returns from February through June generally fell behind those of small-cap stocks, though they remained above water for the year’s first six months. Royce Micro-Cap Fund (RMC) was up 6.5% for the year-to-date period ended 6/30/04 versus a gain of 6.8% for its small-cap benchmark, the Russell 2000 (which includes both small- and micro-cap companies). The Fund’s ability to stay close to the benchmark’s first-half results also helped it to maintain a performance edge over the Russell 2000 for recent market cycle and long-term periods. From the small-cap market trough on 10/9/02 through 6/30/04, RMC was up 92.5% versus a gain of 84.8% for the small-cap index, the rally having been especially good to micro-cap companies. In addition, the Fund outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended 6/30/04. RMC’s average annual total return since inception was 15.9%.
          2003 was a year in which investors consistently flocked to more speculative issues and enjoyed double-digit returns. The first half of 2004, on the other hand, generally bestowed favor on higher quality, more liquid companies and produced mostly single-digit positive performances. After leading small-caps (and most other equities) from October 2002 through the end of January 2004, micro-caps ceded leadership to their larger siblings within small-cap in February, though by a small margin. We expect that this trend will continue at least through the end of the year, as will the sporadic ups

	Jan-June 2004*	6.50%

	1-Year	37.04

	3-Year	12.03

	5-Year	17.46

	10-Year	14.82

	Since Inception (12/31/91)	15.88
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RMC

	2003	52.6%

	2002	-13.4

	2001	23.1

	2000	16.7
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Dawson Geophysical — In 2004’s first six months, we received many years’ worth of performance and then some, as the price of this seismic survey data specialist more than tripled after its business turned around. We like the firm’s management and technological advances, so we held a significant position at June 30.

	1999	13.7

	1998	-3.3	Dawson Geophysical	$4,559,920

	1997	24.7	DUSA Pharmaceuticals	4,291,443

	1996	15.5	RC2 Corporation	3,707,138

	1995	19.1	Input/Output	3,597,617

	1994	3.6	MGP Ingredients	3,515,684

	1993	23.7

DUSA Pharmaceuticals — This pharmaceutical company develops drugs and light devices for the treatment and detection of skin diseases. After buying some shares at less than the firm’s cash value in 2003, we sold shares between February and April as its price climbed once the company won FDA approval for a new skin treatment. We held a good-sized position at June 30.

	1992	29.4

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	MORNINGSTAR STATISTICAL MEASURES*
		RMC	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.44	0.44	0.66

	Standard Deviation	24.22	24.52	23.38

	Beta	1.02	1.02	0.90
*
Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 44 micro-cap objective funds (oldest class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

and downs that marked the year’s first six months. However, this should not be construed as dire news for micro-caps or those who invest in them. Small-cap leadership has historically been cyclical, and our own approach to security selection remains firmly rooted in individual company quality. Just as important, our perspective remains focused on the long term.
          Gains came from several of the Fund’s sectors and industry groups, with energy services leading the way from within the Natural Resources sector. For some time, we have liked the niche business of Input/Output. The company provides several seismic acquisition imaging products primarily used by seismic contracting and oil and gas companies. New management took over the firm in 2002, with the intention of maintaining the company’s preeminence in its field. Booming business and what we think were a series of smart acquisitions indicate that they are succeeding. Investors seemed to agree, as the company’s stock price rose through most of the first half. The price of Trican Well Service, a company that makes pumping and drilling equipment for the energy industry, rose steadily through 2004’s first half. We continue to hold a large stake in the stock because we still see room for growth. What kept Natural Resources from dominating the Fund’s performance were mostly disappointing results from precious metals and mining companies. Many had benefitted in 2003 after commodity prices began to recover. The decision of the Chinese government to curb growth, the rally of the U.S. dollar and the anxiety over interest rates all contributed to a correction in precious metals prices that in turn hurt stock prices. We see the correction as a temporary phenomenon and still like the long-term prospects for the industry.
			PORTFOLIO DIAGNOSTICS
				Median Market Capitalization	$261 million

				Weighted Average P/B Ratio	17.9x*

				Weighted Average P/B Ratio*	1.9x

				Weighted Average Yield	0.3%

				Fund Net Assets	$608 million

				Turnover Rate	23%

				Number of Holdings	201
				Symbol (Investment Class)	RYOTX
				(Consultant Class)	RYMCX
				(Institutional Class)	RMCIX
				(Financial Intermediary Class)	RMCFX
			* Excludes 29% of portfolio holdings with zero or negative earnings as of 6/30/04

			TOP 10 POSITIONS % of Net Assets
				Dawson Geophysical	1.5%

				PLATO Learning	1.4
	GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Golden Star Resources — This gold mining company, which bases the bulk of its operations in Ghana, could not avoid the declining prices that tarnished many precious metals businesses. Our view is that the company’s talented management is capable of guiding it through its recent difficulties. We held a significant position at June 30.

				Exponent	1.4

	Golden Star Resources	$2,889,036		Input/Output	1.3

	Metallica Resources	2,473,789		RC2 Corporation	1.3

	SCO Group (The)	2,296,299		Trican Well Service	1.2

	Tengtu International	1,448,661		Carlisle Holdings	1.2

	Eldorado Gold	1,260,000		Lexicon Genetics	1.2

				Arctic Cat	1.1

Metallica Resources — The price of this Canadian mineral exploration company not only suffered from the correction in precious metals prices but from land-use difficulties through its Mexican subsidiary. Confident in the firm’s long-term prospects, we built our position in the first half.

				TETRA Technologies	1.1

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
				Natural Resources	18.6%

†	All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Consultant Class and Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.			Health	14.4

				Technology	14.2

				Industrial Services	9.1

				Industrial Products	8.4

				Financial Intermediaries	6.2

				Consumer Products	5.4

				Consumer Services	4.1

				Financial Services	1.9

				Miscellaneous	4.8

				Cash and Cash Equivalents	12.9

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
				Average Annual Total Return	Standard Deviation	Return Efficiency*

			Royce Micro-Cap Fund	12.0%	24.2	0.50

			Russell 2000	6.2%	23.9	0.26
			* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

			THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 17

ROYCE TOTAL RETURN FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Following the 2003 rally in which they were mostly neglected, the market in 2004 began to recognize the value of dividend-paying stocks, which benefitted the performance of Royce Total Return Fund (RTR).For the year-to-date period ended 6/30/04, the Fund was up 6.4% versus a gain of 6.8% for its small-cap benchmark, the Russell 2000. RTR’s underperformance did not surprise us. Although we have recently seen encouraging signs of a shift to quality in the market, which included solid performance for dividend-paying stocks, it was not quite enough to propel the Fund past its benchmark for this interim period. Nonetheless, we were pleased with RTR’s absolute results in the first half. Even more gratifying was the Fund’s showing versus the Russell 2000 from the previous small-cap market peak on 3/9/00 through 6/30/04, a period in which RTR dramatically outpaced the small-cap index, up 92.1% versus a gain of 3.3% for its benchmark. The Fund also outperformed the index for the three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/04. RTR’s average annual total return since inception was 14.3%.
          It could be argued that the Fund’s broadly diversified portfolio of small- and micro-cap stocks was a bit of a hindrance in the first half. Substantial portfolio gains were more closely clustered among the top dozen or so best performing companies than has historically been the case in the Fund. More modest gains came from many portfolio holdings, helping all of the Fund’s sectors to post net gains through 6/30/04. Holdings in the Industrial Products sector made the most significant positive impact on year-to-date performance. Long-time holding and leading welding and cutting products manufacturer Lincoln Electric Holdings received a sharp benefit

	Jan-June 2004*	6.38%

	1-Year	24.56

	3-Year	11.06

	5-Year	13.20

	10-Year	15.22

	Since Inception (12/15/93)	14.33
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTR

	2003	30.0%

	2002	-1.6

	2001	14.8

	2000	19.4
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Zenith National Insurance — This workmen’s compensation and property-casualty insurer was the top performer one year ago as well. Although its recovery from an extremely difficult situation in California’s insurance industry came a little later than we would have liked, we were very pleased to see the firm build on 2003’s gains with rising revenues and growth in the volume of premiums it wrote. We were happy to hold a significant position at June 30.

	1999	1.6

	1998	4.8	Zenith National Insurance	$7,028,091

	1997	23.7	Brink’s Company (The)	6,208,316

	1996	25.5	Alleghany Corporation	5,356,728

	1995	26.9	Toro Company (The)	5,215,274

	1994	5.1	Expeditors International of Washington	4,719,818

Brink’s Company (The) — We like the dividend, core business and strong brand name of this global leader in secure transportation, cash management and other security services. Growing revenues helped the firm to secure a rising price in the first half. We were happy to hold a significant position at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	MORNINGSTAR STATISTICAL MEASURES*
		RTR	Category Median	Best Decile Breakpoint

	Sharpe Ratio	0.64	0.28	0.66

	Standard Deviation	15.10	21.01	17.14

	Beta	0.68	0.96	0.75
*	Three years ended 6/30/04. Category Median and Best Decile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

from a widespread pick-up in industrial construction activity, particularly in China, which has grown into a critical market for the firm’s wares. We sold into rising prices through March, though we still hold a good-sized position. Another high-returning stock that we have owned for several years is Woodward Governor, a company that develops fuel delivery systems for commercial and military aircraft. When its stock price was dropping in early 2003, we began to increase our position and did not stop buying until February 2004. We were happy to hold a significant position at June 30.
          Number two holding Alleghany Corporation is an insurance holding company whose fundamentals we have liked for many years. We also like the way that the firm deployed cash to make what we think were interesting acquisitions in 2003, events that led us to increase our stake even as its stock price began to climb. In November 2003, we began to increase our position in The Toro Company, which manufactures yard and turf maintenance products, as its price was trimmed. We liked its low debt and strong core business. Higher earnings in 2004 seemed to attract more investors as its price rose. Logistics and transportation contracting company Expeditors International of Washington is another low-debt business with what we think is a solid niche in its industry. The firm contracts with airlines, steamships, etc. to more efficiently move goods. Earnings disappointments held its stock price down through much of 2003, when we spent time building up a large position. We continued to buy shares through April 2004, stopping as the stock price began to gain altitude in May. The growth of the company’s Asian and Eastern European markets seemed to stoke the stock price.
			PORTFOLIO DIAGNOSTICS
				Median Market Capitalization	$1,362 million

				Weighted Average P/E Ratio	18.5x

				Weighted Average P/B Ratio	2.1x

				Weighted Average Yield	1.9%

				Fund Net Assets	$3,624 million

				Turnover Rate	12%

				Number of Holdings	467

				Symbol (Investment Class)	RYTRX
				(Consultant Class)	RYTCX
				(Institutional Class)	RTRIX
				(Financial Intermediary Class)	RYTFX

			TOP 10 POSITIONS % of Net Assets
				Canadian Government Bonds	1.5%

				Alleghany Corporation	0.6
	GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Russ Berrie & Company — We like the core business and balance sheet of this maker of toys and collectibles. Its stock price began to plummet in May when it announced disappointing first-quarter results. Still confident in the firm’s long-term prospects, we built our position in the first half.

				Erie Indemnity Company Cl. A	0.6

	Russ Berrie & Company	$7,727,510		Rayonier	0.6

	Reynolds & Reynolds Company Cl. A	3,235,183		Expeditors International of Washington	0.6

	Pier 1 Imports	2,971,304		Federated Investors Cl. B	0.6

	Bob Evans Farms	2,676,654		Zenith National Insurance	0.6

	Callaway Golf Company	2,516,004		Kaydon Corporation	0.5

				Tidewater	0.5

Reynolds & Reynolds Company — The company makes software and provides related services to automobile retailers.Its business suffered as it struggled to integrate new products and missed earnings expectations. We built our stake as its price fell because we like its niche business and low debt.

				Ritchie Bros. Auctioneers	0.5

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
				Industrial Products	20.3%

†	All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant Class and Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.			Financial Intermediaries	14.2

				Industrial Services	11.0

				Consumer Products	7.5

				Natural Resources	6.6

				Financial Services	6.1

				Technology	4.9

				Consumer Services	4.5

				Health	4.4

				Utilities	2.0

				Miscellaneous	2.1

				Bonds and Preferred Stocks	3.0

				Treasuries, Cash and Cash Equivalents	13.4

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
				Average Annual Total Return	Standard Deviation	Return Efficiency*

			Royce Total Return Fund	11.1%	15.1	0.74

			Russell 2000	6.2%	23.9	0.26
			* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 19

ROYCE LOW-PRICED STOCK FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Low-priced stocks were no exception to either the rule of volatility or the law of single-digit returns that seemed to characterize the small-cap stock market during the first six months of 2004. For the year-to-date period ended 6/30/04, Royce Low-Priced Stock Fund (RLP) was up 5.7%, trailing its small-cap benchmark, the Russell 2000, which gained 6.8% in the same period. RLP was also behind the benchmark for the one-year period ended 6/30/04, up 31.6% versus 33.4% for the Russell 2000. Underperforming the small-cap index is always disappointing in some respects, yet in our view the Fund’s year-to-date and 12-month returns were solid absolute performances, and we were pleased that RLP fared better versus the Russell 2000 over long-term and market cycle periods. The Fund was well ahead of the index from the previous small-cap market peak on 3/9/00 through 6/30/04, gaining 87.9% versus 3.3% for the Russell 2000. RLP also outpaced the Russell 2000 for the three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/04. The Fund’s average annual total return since inception was 16.2%.
          Net gains could be found in nearly all of the Fund’s sectors and industry groups, with the notable exception of precious metals and mining companies, which sustained large net losses as a group. After a nearly 20-year bear market, precious metals prices began to recover a few years ago, helping the stock prices of businesses that mined or were otherwise heavily involved in them. Yet after a comparatively brief resurgence, precious metals prices corrected in 2004, as did the stock prices of many of the Fund’s holdings in the industry. Several factors played a role, including the prospect (and subsequent actuality) of rising interest rates, the rallying U.S. dollar and the decision on the part of the Chinese government to curb growth. Still sanguine about the industry’s long-term

	Jan-June 2004*	5.72%

	1-Year	31.61

	3-Year	8.84

	5-Year	17.52

	10-Year	17.56

	Since Inception (12/15/93)	16.19
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RLP

	2003	44.0%

	2002	-16.3

	2001	25.1

	2000	24.0
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Elan Corporation — This multinational drug and biotechnology firm has more than recovered from the accounting scandals that threatened its health in 2002. We liked its business and new management, but the quintupling of its stock price in the first half exceeded our sunniest diagnosis, prompting us to sell our shares in June.

	1999	29.8

	1998	2.4	Elan Corporation ADR	$30,127,516

	1997	19.5	Nu Skin Enterprises Cl. A	23,399,851

	1996	22.8	Unit Corporation	16,895,730

	1995	22.5	Charming Shoppes	15,053,265

	1994	3.0	Input/Output	14,873,390

Nu Skin Enterprises — We like the core business of this direct marketer of cosmetics and diet and nutritional supplements. New products succeeded in North America, its increasingly important Japanese business flourished and the firm made profitable inroads into China. It was the Fund’s top holding at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	MORNINGSTAR STATISTICAL MEASURES*
		RLP	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.30	0.28	0.47

	Standard Deviation	24.69	21.01	18.85

	Beta	1.11	0.96	0.84
*	Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

performance potential and pleased with the financial condition of the majority of the Fund’s holdings in this area, we took advantage of falling prices and increased our stake in several companies, including number two holding Glamis Gold, Goldcorp and Meridian Gold. We continue to maintain that smaller mining businesses are likely to benefit from more sterling exploration opportunities than their larger counterparts.
           Some of the Fund’s best performances came from elsewhere in the Natural Resources sector. Number three holding Unit Corporation engages in onshore contract drilling and exploration for oil and natural gas through dual, wholly owned subsidiaries. Both businesses enjoyed a profitable first half, and the company’s rising stock price helped it to mostly avoid the gyrations that affected many other equities. We like the firm’s core businesses and think very highly of its management, which we estimate to be among the most talented of all the energy companies that we hold. Long-time holding Input/Output provides several seismic acquisition imaging products primarily used by seismic contracting and oil and gas companies. New management came on board in 2002 and impressed us with their commitment to maintaining the firm’s position as a dominant force in its niche business. A series of what we regard as smart acquisitions in 2004 were proof to us that this commitment is being honored. We increased our position between February and the end of June.
           The rising prices of several holdings in the Health sector led us to realize some gains in companies such as generic and brand name drug maker Endo Pharmaceuticals Holdings and in drug provider Perrigo Company, though we still hold significant positions in both stocks. We also took some gains in Charming Shoppes, a women’s fashion retailer that has been held in many Royce-managed portfolios over the years due to our admiration of its ability to thrive in an extraordinarily competitive industry.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$870 million

			Weighted Average P/E Ratio	21.2x*

			Weighted Average P/B Ratio	2.1x

			Weighted Average Yield	0.4%

			Fund Net Assets	$4,039 million

			Turnover Rate	12%

			Number of Holdings	205

			Symbol	RYLPX
		* Excludes 24% of portfolio holdings with zero or negative earnings as of 6/30/04.

		TOP 10 POSITIONS % of Net Assets
			Nu Skin Enterprises Cl. A	1.8%

			Glamis Gold	1.8
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Callaway Golf Company — We’re still unsure whether we should give a mulligan to this leading golf club and golf ball manufacturer for recently making what looks to us like the questionable acquisition of a strugling competitor. We are still re-evaluating the company, but it’s possible that it will not make the cut.

			Unit Corporation	1.7

Callaway Golf Company	$22,208,188		eFunds Corporation	1.6

Hecla Mining Company	18,604,771		Endo Pharmaceuticals Holdings	1.6

Goldcorp	13,364,447		Meridian Gold	1.5

SCO Group (The)	10,977,885		Perot Systems Cl. A	1.5

Syntel	8,062,456		Ensign Resource Service Group	1.4

Hecla Mining Company — This silver, gold, lead and zinc miner suffered from the same King Midas in Reverse condition that afflicted many of its compeers in the precious metals industry. We remain hopeful that this well-managed firm can turn things around, so we increased our position in the first half.			Perrigo Company	1.3

			US Oncology	1.3

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Natural Resources	21.4%

			Technology	14.0

			Health	13.5

			Consumer Products	9.3

			Consumer Services	7.9

			Industrial Services	7.5

			Financial Intermediaries	4.7

			Industrial Products	2.5

			Financial Services	1.9

			Miscellaneous	4.1

			Cash and Cash Equivalents	13.2

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
			Average Annual Total Return	Standard Deviation	Return Efficiency*

		Royce Low-Priced Stock Fund	8.8%	24.7	0.36

		Russell 2000	6.2%	23.9	0.26
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 21

ROYCE OPPORTUNITY FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

It would seem that Royce Opportunity Fund (ROF) made the most of the unsettled conditions in the first half of 2004. For the year-to-date period ended 6/30/04, ROF was up 7.1%, ahead of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. While the Fund’s short-term outperformance of its benchmark was gratifying, we were more pleased by its solid absolute year-to-date return and its record of beating the Russell 2000 over recent market cycle and longer term periods. From the small-cap market trough on 10/9/02 through 6/30/04, ROF dramatically outperformed the Russell 2000, up 130.3% versus a gain of 84.8% for the small-cap index during a period that generally benefitted micro-caps, Tech stocks and other more speculative issues. ROF also beat the benchmark for the one-, three-, five-year and since inception periods ended 6/30/04. The Fund’s average annual total return since inception was 19.2%.
          After enjoying considerable success in 2003, the challenge upon entering 2004 was restructuring the Fund’s portfolio to try to best prepare for what seemed likely to be a different sort of market. Following a 15-month period of sizeable gains, it stood to reason that those companies that fared especially well in the rally would not find a similar level of success in 2004. We spent time late in 2003 buying shares of companies that had not participated in the bullish party. These were statistically inexpensive stocks whose long-term prospects for appreciation we found promising. There was also the matter of selling out of stocks that had grown beyond our sell targets and those that remained disappointments longer than we thought they should. The first six months of 2004, therefore, saw relatively increased trading as we sought to re-position the portfolio for the changing market.

	Jan-June 2004*	7.08%

	1-Year	49.43

	3-Year	14.67

	5-Year	19.92

	Since Inception (11/19/96)	19.21
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	ROF

	2003	72.9%
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Oregon Steel Mills — A loss leader from a few years back, we repurchased shares of this domestic steel producer when an experienced steel industry executive took over as CEO in August 2003. He was able to resolve persistent problems with the firm’s unionized workers and the company benefitted from improvements in its industry. We were happy to hold a large position at June 30.

	2002	-17.0

	2001	17.3	Oregon Steel Mills	$8,210,566

	2000	19.9	Lone Star Technologies	6,739,990

	1999	32.3	Titanium Metals	5,959,230

	1998	4.9	Graphic Packaging	5,333,736

	1997	20.8	Andrew Corporation	4,918,178

Lone Star Technologies — The company operates six businesses, most notably manufacturing tubular products for the oil and gas drilling industry. Its stock rose as hoped-for increases in drilling activity took place earlier in the year. We began to reduce our position in April at increasingly hefty gains.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	MORNINGSTAR STATISTICAL MEASURES*
		PMF	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.45	0.28	0.47

	Standard Deviation	29.78	21.01	18.85

	Beta	1.25	0.96	0.84
*	Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

          Two areas in which we found what we thought were attractive values were industrial companies and aerospace businesses. Their prices had not soared in 2003, at least not as high as many other equities had. We built a position in Titanium Metals between April 2003 and January 2004. The volatile market led us to sell a small number of shares in April of this year before buying again in May and June. The company makes a variety of titanium-based products for use primarily in the commercial and military aerospace industries. Its stock price rose in part due to increased revenues and in part due to the anticipation by industry observers that 2005 should also be a stronger year for its industry. We think that its business could maintain altitude even longer because demand for its commercial and military-based products should remain brisk. The Timken Company manufactures roller bearings and related components. The stock was a net gainer through June 30, but we think that its business cycle still has some room to run. We think very highly of its management and applauded its acquisition of a struggling competitor in May. Although still a top 10 holding, we sold shares between April and June.
          Hexcel Corporation makes a variety of products for commercial and military applications, including windmill blades and soft body armor. We liked its business and saw results from management’s efforts to clean up the firm’s balance sheet and restructure its debt. We bought shares more or less steadily from October 2003 through the end of 2004’s first half. Graphic Packaging International provides paperboard packaging for a variety of consumer products companies. Its business tends to be cyclical, and improvements in its stock price materialized early in 2004. We took some gains in January and then bought in the spring, though our overall position was slightly reduced.

			PORTFOLIO DIAGNOSTICS
				Median Market Capitalization	$515 million

				Weighted Average P/B Ratio	1.6x

				Weighted Average Yield	0.5%

				Fund Net Assets	$1,893 million

				Turnover Rate	23%

				Number of Holdings	310

				Symbol (Investment Class)	RYPNX
				(Institutional Class)	ROFIX
				(Financial Intermediary Class)	RYOFX

			TOP 10 POSITIONS % of Net Assets
				Volt Information Sciences	0.8%

				Warnaco Group (The)	0.8
	GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Salton — We originally liked the turnaround potential for this designer and distributor of branded small appliances, home decor and personal care products. But when a major earnings disappointment and flirtation with Chapter 11 arrived in the spring, we began to take our losses and move on.

				Timken Company (The)	0.8

	Salton	$6,058,356		Lone Star Technologies	0.7

	Merix Corporation	4,179,303		Oregon Steel Mills	0.7

	Tweeter Home Entertainment Group	3,177,500		Hexcel Corporation	0.7

				Flowserve Corporation	0.7

	Emmis Communications Cl. A	3,139,882		GSI Lumonics	0.7

	Wet Seal (The) Cl. A	3,040,233		Esterline Technologies	0.7

Merix Corporation — Cutbacks from the largest customer of this maker of multi-layer printed circuit boards were soon followed by production problems at the company’s newest plant. Although we reduced our position in the first half, we think that the firm should be able to survive these hopefully short-term difficulties.

				Longs Drug Stores	0.7

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
†	All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.			Technology	26.7%

				Industrial Products	25.3

				Industrial Services	10.0

				Consumer Services	9.4

				Consumer Products	5.6

				Natural Resources	5.2

				Health	3.1

				Financial Intermediaries	1.3

				Financial Services	1.1

				Utilities	0.2

				Miscellaneous	4.3

				Cash and Cash Equivalents	7.8

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
				Average Annual Total Return	Standard Deviation	Return Efficiency*

			Royce Opportunity Fund	14.7%	29.8	0.49

			Russell 2000	6.2%	23.9	0.26
			* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

			THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 23

ROYCE PREMIER FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGERS’ DISCUSSION

It’s arguable that during 2004’s first half, quality was king, at least within small-cap and in the context of a lower-return environment for equities. But even in a lower-return environment, it’s good to be king. The effects of better performance from higher quality, more liquid stocks could be seen in the first-half performance of Royce Premier Fund (RPR). For the year-to-date period ended 6/30/04, the Fund was up 13.0%, ahead of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. The Fund outpaced its benchmark from the previous small-cap peak on 3/9/00 through 6/30/04 (+82.0% versus +3.3%). The Fund also beat the small-cap index over other long-term periods. RPR outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended 6/30/04. The Fund’s average annual total return since inception was 14.1%.
          The recent move to quality has been of very short duration, lasting only from February through the end of June, but may mark the beginning of a longer-term trend. During the rally that lasted from 10/9/02 through 1/31/04, not only did small-cap fall behind micro-cap, but companies with earnings trailed those without and businesses that paid dividends posted lower returns than those that did not. However, all three of these trends have reversed since the end of January. After a 16-month period of outperformance, a reversal was not unexpected, and has so far helped several of the Fund’s portfolio holdings. One other notable factor about the Fund’s first-half performance was the dominance of the Fund’s two top gainers discussed below. While individual positions often have a large impact on performance, we were surprised at how top heavy the performance was in this year’s opening period.

	Jan-June 2004*	12.95%

	1-Year	37.90

	3-Year	13.51

	5-Year	14.10

	10-Year	14.19

	Since Inception (12/31/91)	14.06
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RPR

	2003	38.7%

	2002	-7.8

	2001	9.6

	2000	17.1
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Tom Brown — We have long liked the fundamentals and management of this oil and natural gas company. In April, a large Canadian oil and natural gas producer, EnCana, announced that it was acquiring the firm, providing us with a chance to sell our position at a substantial gain.

	1999	11.5

	1998	6.7	Tom Brown	$26,738,465

	1997	18.4	Nu Skin Enterprises Cl. A	20,687,944

	1996	18.1	Alleghany Corporation	15,437,683

	1995	17.8	EGL	15,387,174

	1994	3.3	Endo Pharmaceuticals Holdings	13,810,360

	1993	19.0
Nu Skin Enterprises — We like the core business of this direct marketer of cosmetics and diet and nutritional supplements. New products succeeded in North America, its increasingly important Japanese business flourished and the firm made profitable inroads into China. Its rising price and purchases throughout the first half helped to make it the Fund’s second largest holding at June 30.

	1992	15.8

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	MORNINGSTAR STATISTICAL MEASURES *
		RPR	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.66	0.28	0.47

	Standard Deviation	18.37	21.01	18.85

	Beta	0.85	0.96	0.84
*	Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (lowest expense class only) with at least three years of history.

24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

          Companies in the Health sector made the largest impact on performance. The volatile, but mostly rising, price of generic and brand name drug company Endo Pharmaceuticals Holdings led us to buy and sell shares at various times between January and June. Our activities gave us a slight increase in our position, as we still see value in the company. The stock price of Covance, which provides drug development services to the medical and pharmaceutical industries, began to rise gradually in June 2003. It has been primarily on the ascent ever since, a happy occurrence that led us to reduce our position between March and May 2004.
          Elsewhere in the portfolio, we built our position in Alleghany Corporation, whose primary business is insurance. The firm made a series of what we regard as interesting acquisitions late in 2003 and has been deploying its cash effectively, two factors that boosted our confidence. Another old favorite in which we increased our stake was welding and cutting products manufacturer Lincoln Electric Holdings. A pick-up in its business in 2003, especially its expanding presence in China, sparked a recovery in its stock price, which rose more or less steadily in 2004’s first half. Global air freight and supply chain management company EGL enjoyed high-flying revenues in 2004’s first quarter, which seemed to garner the attention of investors who helped its stock price to also take flight. We built our position through April 2004. The expectation of lower energy prices helped to lower the stock prices of oil and natural gas companies in 2003, which prompted us to buy more shares of companies such as Unit Corporation. The firm’s two business units — contract drilling and oil and natural gas exploration — both enjoyed high-octane returns in the first half. We think very highly of its management and were happy to hold a significant position at June 30.
			PORTFOLIO DIAGNOSTICS
				Median Market Capitalization	$1,515 million

				Weighted Average P/E Ratio	19.9x

				Weighted Average P/B Ratio	2.5x

				Weighted Average Yield	0.6%

				Fund Net Assets	$2,477 million

				Turnover Rate	18%

				Number of Holdings	60

				Symbol (Investment Class)	RYPRX
				(Consultant Class)	RPRCX
				(Institutional Class)	RPFIX
				(Financial Intermediary Class)	RPFFX

			TOP 10 POSITIONS % of Net Assets
				Alleghany Corporation	2.8%

				Nu Skin Enterprises Cl. A	2.8
	GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Hecla Mining Company — This silver, gold, lead and zinc miner suffered from the same King Midas in Reverse condition that afflicted many of its compeers in the precious metals industry. We remain hopeful that this well-managed firm can turn things around, so we increased our position through April.

				Simpson Manufacturing	2.7

	Hecla Mining Company	$12,264,226		Endo Pharmaceuticals Holdings	2.7

	Callaway Golf Company	11,209,893		Florida Rock Industries	2.6

	Goldcorp	10,677,775		Ensign Resource Service Group	2.4

	Pier 1 Imports	4,920,179		Erie Indemnity Company Cl. A	2.2

	Reynolds & Reynolds			Lincoln Electric Holdings	2.2
	Company Cl. A	3,178,906
				Winnebago Industries	2.1

Callaway Golf Company — While on a firm-wide basis we’re still unsure whether we should give a mulligan to this leading golf club and golf ball manufacturer for recently making what looks to us like a questionable acquisition of a struggling competitor, in Premier’s portfolio we decided to take a bogey and move on in June.				FactSet Research Systems	2.1

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
				Technology	13.1%

†	All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.			Industrial Products	13.0

				Natural Resources	12.6

				Health	10.2

				Consumer Products	9.9

				Financial Intermediaries	8.6

				Industrial Services	8.3

				Consumer Services	6.4

				Financial Services	2.7

				Cash and Cash Equivalents	15.2

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
				Average Annual Total Return	Standard Deviation	Return Efficiency*

			Royce Premier Fund	13.5%	18.4	0.73

			Russell 2000	6.2%	23.9	0.26
			* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

			THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 25

ROYCE TRUSTSHARES FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 06/30/04
MANAGER’S DISCUSSION

Portfolio concentration turns out to have been an effective small-cap strategy in the first six months of 2004. Royce TrustShares Fund’s (RTS) concentrated portfolio of small- and micro-cap stocks outpaced its small-cap benchmark, the Russell 2000, in the first half, up 9.4% versus a gain of 6.8% for the small-cap index. We were even more satisfied with the Fund’s performances over long-term and recent small-cap market cycle periods. From the previous small-cap market peak on 3/9/00 through 6/30/04, RTS gained 55.0% versus a gain of 3.3% for the Russell 2000. The Fund also outperformed the Russell 2000 for the one-, three, five-year and since inception (12/27/95) periods ended 6/30/04. RTS’s average annual total return since inception was 19.1%.
          The inability of the stock market to establish any clear direction in the first half made many investors frustrated. It seemed as though, from a macro standpoint, there were few great reasons to buy equities and not many compelling reasons to sell them. However, we did find a limited number of opportunities to purchase small-cap companies with beaten up stock prices whose underlying financials looked attractive to us. As the first half wore on, we also saw some smaller industry groups that met our disciplined purchase criteria. So while we shared the sense of frustration that investors felt, we also sought to make the volatility work for us by looking for buying opportunities during down periods and often realizing gains during the upticks.
          Holdings in the Health sector made the most significant positive impact on performance in the first half, boosted by the dominant results of the Fund’s top gainer, Elan Corporation. We still like the core business of over-the-counter pharmaceutical and nutritional products maker, Perrigo Company, although we sold some shares as its

	Jan-June 2004*	9.43%

	1-Year	33.39

	3-Year	7.24

	5-Year	14.95

	Since Inception (12/27/95)	19.10
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTS

	2003	38.1%

	2002	-18.9

	2001	20.5

	2000	11.7
			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Elan Corporation — This multinational drug and biotechnology firm, which singlehandedly outgained every other sector in the portfolio, has more than recovered from the accounting scandals that threatened its health in 2002. We liked its business and new management, but the precipitous rise of its stock price in the first half exceeded our sunniest diagnosis, prompting us to sell shares in February and March.

	1999	41.8

	1998	19.5	Elan Corporation ADR	$1,049,961

	1997	26.0	Delta Apparel	458,593

	1996	25.6	Tom Brown	385,452

			EGL	271,200

			Zenith National Insurance	271,181

Delta Apparel — Record sales, growing earnings and an increased dividend were a potent combination for this well-managed knitwear apparel maker in the first half. We sold some shares in May and June but still held a significant position at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	MORNINGSTAR STATISTICAL MEASURES *
		RTS	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.27	0.28	0.47

	Standard Deviation	21.79	21.01	18.85

	Beta	1.10	0.96	0.84
*	Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

stock price was spiking upward in May. We also sold off our position in Emisphere Technologies, a company that creates oral versions of drugs that typically cannot be ingested. Its price was volatile throughout the first half as it approached clinical trials for an oral version of a blood-thinning drug. Covance contracts with the medical and pharmaceutical industries to provide drug development services. Its stock price began to rise gradually in June 2003 and has been mostly on the upswing ever since, a happy occurrence that led us to sell off our position in May 2004.
          Elsewhere in the portfolio, holdings in Natural Resources also did well. Many observers were calling for lower energy prices late in 2003, which depressed stock prices in many energy services, and oil and natural gas companies. Ever the contrarians, we built existing positions or initiated new ones in those companies where we saw value. We have long liked the fundamentals and management of oil and natural gas company Tom Brown. In April, a large Canadian oil and natural gas producer, EnCana, announced that it was acquiring the firm, providing us with a chance to sell our position at a substantial gain. Another old favorite and a top-10 holding in the Fund was welding and cutting products manufacturer Lincoln Electric Holdings. Its business improved in 2003, especially its expanding operations in China, which sparked a recovery in its stock price. Global air freight and supply chain management company EGL enjoyed high-flying revenues in 2004’s first quarter, which seemed to attract the attention of investors who helped its stock price to also soar. Workmen’s compensation and property-casualty insurer Zenith National Insurance recovered from an extremely difficult situation in California’s insurance industry. We were very pleased to see the firm build on 2003’s gains with rising revenues and growth in the volume of premiums it wrote. We sold our shares in May and June at a solid net gain.

				PORTFOLIO DIAGNOSTICS
					Median Market Capitalization	$996 million

					Weighted Average P/E Ratio	25.5x*

					Weighted Average P/B Ratio	2.3x

					Weighted Average Yield	0.5%

					Fund Net Assets	$48 million

					Turnover Rate	50%

					Number of Holdings	61

					Symbol (Investment Class)	RGFAX
					(Consultant Class)	RYGCX
					(Consultant Class B)	RGFCX
			*	Excludes 21% of portfolio holdings with zero or negative earnings as of 6/30/04.

				TOP 10 POSITIONS % of Net Assets
					Ritchie Bros. Auctioneers	2.4%

					Bruker BioSciences	2.3
	GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
iGATE Corporation — It’s never a good thing when the same company appears in this space in consecutive reports. A pick up in IT services did little to help the stock price of what we still think is a well-run company with a strong balance sheet and the potential for solid earnings growth. We increased our position in May.

					Input/Output	2.3

	iGATE Corporation	$542,037			Newport Corporation	2.3

	Level 3 Communications	325,199			Delta Apparel	2.3

	Syntel	233,132			Polo Ralph Lauren Cl. A	2.2

	The Boyds Collection	180,255			Alliance Capital Management Holdings L.P.	2.1

	Exar Corporation	110,352			Kforce	2.1

Level 3 Communications — We have owned shares of this telecommunications and information services firm in other portfolios for many years. We sold our shares in the Fund’s portfolio in May because we grew impatient with the stock’s ongoing lack of performance.					Lincoln Electric Holdings	2.0

					Viad	2.0

				PORTFOLIO SECTOR BREAKDOWN % of Net Assets
†	All performance and risk information for RTS reflects Investment Class results. Shares of the RTS’s Consultant Class and Consultant B Class bear an annual distribution expense that is higher than that of the Investment Class. Shares of Consultant B Class are also subject to a contingent deferred sales charge which is not applicable to RTS’s other classes.				Technology	24.5%

					Industrial Services	19.3

					Health	13.6

					Financial Services	8.4

					Industrial Products	4.9

					Consumer Products	4.5

					Natural Resources	4.3

					Financial Intermediaries	3.0

					Consumer Services	2.0

					Miscellaneous	1.4

					Cash and Cash Equivalents	14.1

				RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
					Average Annual Total Return	Standard Deviation	Return Efficiency*

				Royce TrustShares Fund	7.2%	21.8	0.33

				Russell 2000	6.2%	23.9	0.26
				* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

			THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 27

ROYCE SPECIAL EQUITY FUND †

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

If quality did indeed make a comeback in the first of 2004, then many holdings in Royce Special Equity Fund (RSE) must be first rate. The Fund finished the year-to-date period ended 6/30/04 with a gain of 8.9%, nicely ahead of its small-cap benchmark the Russell 2000, which was up 6.8% for the same period. Although pleased with the Fund’s short-term advantage over its benchmark, we were much happier with RSE’s strength over market cycle and other long-term performance periods. From the previous small-cap peak on 3/9/00 through 6/30/04, the Fund was up 141.3%, substantially outpacing the Russell 2000’s 3.3% return over the same time frame. RSE also outperformed the Russell 2000 for three-year, five-year and since inception (5/1/98) periods ended 6/30/04. The Fund’s average annual total return since inception was 12.4%.
          Strong performances came from several sectors and industry groups in the first half. Holdings in the Industrial Services sector made the most significant positive contribution, with New England Business Service and Ennis Business Forms posting solid gains. Industrial Products companies also did well as a group, with notable performances coming from The Lubrizol Corporation and Briggs & Stratton. Finally, the Fund’s holdings in retail stores from the Consumer Services sector also turned in solid gains, especially The Talbots and Jo-Ann Stores.
          The Fund’s first-half performance was consistent with our contention that the equity world has shifted from the speculative excesses of 2003 into more of a stock-picker’s

	Jan-June 2004*			8.85%

	1-Year			29.06

	3-Year			21.01

	5-Year			16.65

	Since Inception (5/1/98)			12.35
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RSE

	2003			27.6%

	2002			15.3

	2001			30.8

	2000			16.3
					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Sanderson Farms — An expanding business and improved sales and earnings could be two reasons why this poultry processing company had a rising stock price in the first half. We were happy to hold a good-sized position at June 30.

	1999			-9.6

	MORNINGSTAR STATISTICAL MEASURES *				Sanderson Farms	$10,191,021
		RSE	Category Median	Best Decile Breakpoint
					Cascade Corporation	4,419,858
	Sharpe Ratio	1.20	0.28	0.66
					Maxwell Shoe Company Cl. A	3,812,895
	Standard Deviation	16.36	21.01	17.14
					New England Business Service	3,625,075
	Beta	0.57	0.96	0.75
*	Three years ended 6/30/04. Category Median and Best Decile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.				Talbots	3,399,538

Cascade Corporation — In 2003, we increased our position in this manufacturer of forks and attachments for lift trucks. A dominant force in its industry, it benefitted from the economy’s turnaround with increased earnings.

■ Fundamentally driven, combining the value approach of Benjamin Graham with the accounting cynicism of Abraham Briloff

■ Looks for companies that generate high returns on invested capital and that are inexpensively priced on an absolute basis

■ Seeks to identify companies whose value is unrecognized or under-recognized by the market

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

market. Our feeling is that such a market should, with occasional detours, favor higher quality companies — those with strong balance sheets, solid earnings and the ability to pay dividends. We would like to re-state our view that within RSE’s holdings there are events waiting to occur. When and how these events would occur we cannot say — in some cases, of course, they may never take place — but lightning often strikes conservatively capitalized small- and micro-cap companies in the form of acquisitions, LBOs, dutch tenders, etc., though it usually strikes in a random fashion. Even without the materialization of corporate events, we think that the market may begin to recognize what we believe are attractive attributes in some of our portfolio holdings. However, the first half presented fewer new purchase opportunities, and those we did find were generally less attractively priced than we had seen in recent years. Within the last few years, reading the financials would make one’s heart pound, whereas now it merely flutters. It remains our goal to achieve solid absolute returns with overall low standard deviation. Even with fewer attractive purchase candidates in 2004’s first half, our optimism for the Fund remains.
          However, we believe that certain risks exist that could potentially stall overall stock performance — terrorism, the Iraq situation, other geopolitical events and potential political uncertainty here in the United States. We anticipate a market in which P/E expansion should be difficult due to rising interest rates and valuation levels that from our perspective look high.
			PORTFOLIO DIAGNOSTICS
				Median Market Capitalization	$853 million

				Weighted Average P/E Ratio	16.5x

				Weighted Average P/B Ratio	2.1x

				Weighted Average Yield	1.4%

				Fund Net Assets	$997 million

				Turnover Rate	10%

				Number of Holdings	74

				Symbol (Investment Class)	RYSEX
				(Consultant Class)	RSQCX
				(Institutional Class)	RSEIX
				(Financial Intermediary Class)	RSEFX

			TOP 10 POSITIONS % of Net Assets
				Borders Group	3.2%

				Banta Corporation	3.2
	GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Russ Berrie & Company — We have liked this maker of toys and collectibles for some time. Its stock price began to plummet in May when it announced disappointing first-quarter results. Still confident in the firm’s long-term prospects, we held a position at June 30.

				Lubrizol Corporation	2.7

	Russ Berrie & Company	$6,422,403		Bio-Rad Laboratories Cl. A	2.6

	Bob Evans Farms	3,679,838		Bandag Cl. A	2.3

	Superior Industries International	1,810,918		Lancaster Colony	2.3

	Farmer Bros.	1,775,219		Schweitzer-Mauduit International	2.2

	Lancaster Colony	1,442,487		Hilb Rogal & Hobbs Company	2.1

				Universal Corporation	2.1

Bob Evans Farms — The company, which operates restaurants and distributes pork products, suffered from falling same-stores sales and increased hog prices, both of which seemed to exert downward pressure on the stock price. We still think highly of the company and owned a significant position at June 30.

				Bob Evans Farms	2.1

			PORTFOLIO SECTOR BREAKDOWN % of Net Assets
				Industrial Products	22.0%

†	All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.			Consumer Services	20.8

				Consumer Products	18.3

				Industrial Services	16.8

				Health	5.7

				Financial Services	2.2

				Miscellaneous	0.7

				Cash and Cash Equivalents	13.5

			RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
				Average Annual Total Return	Standard Deviation	Return Efficiency*

			Royce Special Equity Fund	21.0%	16.4	1.28

			Russell 2000	6.2%	23.9	0.26
			* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

			THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 29

ROYCE SELECT FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Always especially selective with the choices in our concentrated portfolios, we were pleased to see what looked like a shift to quality in the first half of 2004. The greater emphasis on quality certainly helped the performance of Royce Select Fund (RSF). The Fund was up 8.9% in the year’s opening performance period, ahead of its small-cap benchmark, the Russell 2000, which gained 6.8% year-to-date through 6/30/04. The news was even more encouraging over recent market cycle and long-term performance periods. From the previous small-cap market peak on 3/9/00, RSF outpaced the small-cap index, 84.0% versus 3.3%. The Fund also beat the benchmark from the small-cap trough on 10/9/02 through 6/30/04, with a gain of 100.3% versus 84.8% for the Russell 2000. In addition, RSF was ahead of the benchmark for the one-, three-, five-year and since inception (11/18/98) periods ended 6/30/04. The Fund’s average annual total return since inception was 20.5%.
          The move to quality is fairly recent, beginning in February and lasting through the end of June, but our hope is that it marks the beginning of a longer-term trend. During the rally that lasted from 10/9/02 through 1/31/04, not only did small-cap stocks trail micro-caps, but companies with earnings trailed those without and businesses that paid dividends posted lower returns than those that did not. However, all three of these trends have reversed since the end of January. After a 16-month period of outperformance, a reversal was not unexpected. Of course, RSF’s portfolio benefitted to some degree from the micro-cap rally, but it has arguably benefitted at least as much on a relative basis from the move to quality.
          Holdings in the Health and Natural Resources sectors made the most significant positive impact on performance. The success of Health stocks owed much to the jaw-dropping growth of the Fund’s top performer, Elan Corporation. Solid results also came from leading contact lens manufacturer Ocular Sciences, a firm that in our view is both well managed and conservatively capitalized. Expanding distribution, new products and

	Jan-June 2004*			8.94%

	1-Year			37.38

	3-Year			13.27

	5-Year			16.65

	Since Inception (11/18/98)			20.49
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RSF

	2003			48.7%

	2002			-15.8

	2001			24.5

	2000			15.0
					GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Elan Corporation — This multinational drug and biotechnology firm has more than recovered from the accounting scandals that threatened its health in 2002. We liked its business and new management, but the quintupling of its stock price in the first half exceeded our sunniest diagnosis, prompting us to sell our shares in June.

	1999			35.4

	MORNINGSTAR STATISTICAL MEASURES *				Elan Corporation ADR	$510,329
		RSF	Category Median	Best Quartile Breakpoint
					Juno Lighting	327,506
	Sharpe Ratio	0.52	0.28	0.47
					Tom Brown	311,445
	Standard Deviation	24.14	21.01	18.85
					Penn Virginia	227,797
	Beta	1.11	0.96	0.84
*	Three years ended 6/30/04 Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.				BHA Group Holdings	225,697

Juno Lighting — A company that we first bought in 1999, this designer of recessed and track-lighting fixtures appealed to us because of its high profit margins in an industry that’s known for tight ones. Its business remained strong and its stock price rose, leading us to take gains in May and June.

■ Concentrated portfolio of small- and micro-cap securities

■ Unlike any other mutual fund presently offered, RSF utilizes an all-inclusive expense structure that varies in relation to the Fund’s performance

■ Designed for qualified investors, those with a net worth exceeding $1.5 million

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

ongoing growth all helped investors see to it that its stock price rose. We took some gains in June. In April, we sold our shares of Tom Brown, an oil and natural gas exploration business that we have owned off and on since 1999. It was acquired by EnCana, a large Canadian energy company, at what we thought was a fair and profitable price. Although we re-initiated a position in RSF’s portfolio in February 2004, we have liked the niche business of Input/Output for many years and first bought shares for the Fund in 1999. The company provides several seismic acquisition imaging products primarily used by seismic contracting and oil and gas companies. New management took over the firm in 2002, with the goal of maintaining the company’s preeminence in its field. Booming business and what we think were a series of smart acquisitions indicate that they are succeeding. The company’s stock price rose through most of the first half. We purchased shares of Gulf Coast based oil and natural gas company Penn Virginia in December 2003 when warnings about lower energy prices helped bring its price to a level that we found attractive. Following a June stock split, its rising price made selling half our stake an attractive option.
          Elsewhere in the portfolio, we had success with BHA Group Holdings, especially following the announcement that it was being acquired by General Electric’s energy division. We were drawn to the company’s unique business of making air pollution control equipment known as baghouses and electrostatic precipitators. We sold about half our shares in June. When we initiated a position in financial data provider BARRA in March, our plan was not to sell a mere two months down the road. However, the early termination of the waiting period for its acquisition by Morgan Stanley in April sent its price skyward, so we sold our position in May. A rising stock price also led us to take some gains in Zenith National Insurance. This workmen’s compensation and property-casualty insurance company survived very difficult conditions in the California insurance market and emerged with increased revenues and growth in the volume of premiums written.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$994 million

			Weighted Average P/E Ratio	22.1x*

			Weighted Average P/B Ratio	2.3x

			Weighted Average Yield	0.7%

			Fund Net Assets	$23 million

			Turnover Rate	28%

			Number of Holdings	59

			Symbol	RYSFX
		* Excludes 20% of portfolio holdings with zero or negative earnings as of 6/30/04.

		TOP 10 POSITIONS % of Net Assets
			Input/Output	3.3%

			Covansys Corporation	2.9
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
iGATE Corporation — A recovery in the IT services industry did little for the stock price of this IT consultant and staffing services firm. We held a significant position at June 30 because we still think that it’s a well-run, conservatively capitalized business.

			Bruker BioSciences	2.9

iGATE Corporation	$283,671		Rayonier	2.6

PDF Solutions	192,900		Arrow International	2.6

Syntel	143,616		Ritchie Bros. Auctioneers	2.5

Level 3 Communications	129,000		Polo Ralph Lauren Cl. A	2.3

Verity	95,400		Universal Compression Holdings	2.2

PDF Solutions — After scaling the heights in 2003, the stock price of the company cooled off considerably in 2004’s first half, owing mostly to the correction in many Tech stock prices. We still like its business of producing technology that improves semiconductor performance, and we held a significant position at June 30.			MacDermid	2.2

			Penn Virginia	2.2

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Technology	26.6%

			Health	12.9

			Industrial Services	12.1

			Financial Intermediaries	8.6

			Financial Services	8.4

			Natural Resources	7.7

			Industrial Products	7.0

			Consumer Products	3.0

			Consumer Services	1.1

			Miscellaneous	1.2

			Cash and Cash Equivalents	11.4

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
			Average Annual Total Return	Standard Deviation	Return Efficiency*

		Royce Select Fund	13.3%	24.1	0.55

		Russell 2000	6.2%	23.9	0.26
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 31

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee, * President	NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 64	Number of Funds Overseen: 21	Age: 62	Number of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION:             David L. Meister, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee *
Age: 49	Number of Funds Overseen: 21
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.	Age: 64	Number of Funds Overseen: 21
		Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
NAME AND POSITION: Donald R. Dwight, Trustee

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien, Trustee
Age: 73	Number of Funds Overseen: 21	Age: 58	Number of Funds Overseen: 21
Tenure: Since 1988	Non-Royce Directorships: None	Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION:             John D. Diederich, Vice President and Treasurer
Age: 53
Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION:             Jack E. Fockler, Jr., Vice President
Age: 45
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION:             W. Whitney George, Vice President
Age: 46
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:             Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 42
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION:             John E. Denneen, Secretary
Age: 37
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 66	Number of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 64	Number of Funds Overseen: 21
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years:President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 69	Number of Funds Overseen: 21
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

PROXY VOTING POLICIES AND PROCEDURES
      A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 and on The Royce Funds’ website at www.roycefunds.com. Beginning in September 2004, information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-221-4268, on the website of the Securities and Exchange Commission, at www.sec.gov., and on The Royce Funds’ website at www.roycefunds.com.

FORWARD-LOOKING STATEMENTS
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
    the Funds’ future operating results,
    the prospects of the Funds’ portfolio companies,
    the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates”, “believes,” “expects,” “future,” “ intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION
      The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2004, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2004 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Three-year Sharpe Ratios, standard deviations and betas for the Royce Funds were provided by Morningstar, Inc.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 33

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SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS

SCHEDULES OF INVESTMENTS

PENNSYLVANIA MUTUAL FUND

COMMON STOCKS – 85.7%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 12.7%			Electronics Boutique Holdings [a,d]	330,900	$8,715,906
Apparel and Shoes - 3.1%			Pier 1 Imports	522,400	9,241,256
Cutter & Buck	404,800	$4,169,440
K-Swiss Cl. A	458,200	9,260,222			61,495,084
Steven Madden [a,d]	529,300	10,570,121
Polo Ralph Lauren Cl. A	309,900	10,676,055	Total (Cost $83,059,186)		112,211,821
Stride Rite	615,200	6,785,656
Weyco Group	263,175	9,024,534	Diversified Investment Companies – 0.3%
			Closed-End Mutual Funds - 0.3%
		50,486,028	ASA	146,500	5,287,185

Collectibles - 0.7%			Total (Cost $5,230,104)		5,287,185
Department 56 [a]	472,300	7,273,420
Topps Company (The)	401,800	3,897,460	Financial Intermediaries – 7.6%
			Insurance - 6.6%
		11,170,880	Alleghany Corporation [a]	58,646	16,831,402
			Argonaut Group [a,d]	241,000	4,441,630
Home Furnishing and Appliances -1.9%			Aspen Insurance Holdings	393,700	9,145,651
American Woodmark	175,400	10,497,690	Baldwin & Lyons Cl. B	191,900	5,150,596
Hooker Furniture	258,900	5,222,013	Erie Indemnity Company Cl. A	146,400	6,848,592
La-Z-Boy	80,000	1,438,400	PXRE Group	147,600	3,729,852
Natuzzi ADR [b]	640,200	6,875,748	ProAssurance Corporation [a,d]	393,454	13,420,716
Stanley Furniture Company	188,812	7,950,873	RLI	110,462	4,031,863
			Scottish Re Group	427,000	9,927,750
		31,984,724	United Fire & Casualty Company	134,100	7,744,275
			Universal American Financial [a,d]	397,875	4,368,668
Sports and Recreation - 2.8%			Wesco Financial	16,540	5,987,480
Callaway Golf Company	982,500	11,141,550	White Mountains Insurance Group	14,200	7,242,000
Oakley	459,100	5,940,754	Zenith National Insurance	205,200	9,972,720
Thor Industries	385,200	12,888,792
Winnebago Industries	430,600	16,052,768			108,843,195

		46,023,864	Securities Brokers - 0.2%
			E*TRADE Financial [a]	334,600	3,730,790
Other Consumer Products - 4.2%
Burnham Holdings Cl. A	103,052	2,885,456	Other Financial Intermediaries - 0.8%
Fossil [a,d]	347,500	9,469,375	TSX Group	348,100	12,359,809
JAKKS Pacific [a]	206,700	4,297,293
Matthews International Cl. A	233,900	7,704,666	Total (Cost $71,013,840)		124,933,794
Meade Instruments [a,d]	418,000	1,333,420
RC2 Corporation [a]	559,000	19,844,500	Financial Services – 1.5%
Radica Games	505,800	4,456,098	Information and Processing - 1.1%
Universal Electronics [a]	399,998	7,011,965	eFunds Corporation [a,d]	1,021,400	17,874,500
Yankee Candle Company [a]	412,200	12,056,850
			Investment Management - 0.3%
		69,059,623	Gabelli Asset Management Cl. A	113,900	4,840,750

Total (Cost $141,482,030)		208,725,119	Other Financial Services - 0.1%
			Electro Rent	240,000	2,512,800
Consumer Services – 6.8%
Direct Marketing - 1.2%			Total (Cost $20,506,202)		25,228,050
Nu Skin Enterprises Cl. A	792,600	20,068,632
			Health – 14.3%
Leisure and Entertainment - 1.2%			Commercial Services - 1.9%
Dover Downs Gaming & Entertainment	548,500	6,170,625	†Bruker BioSciences [a,d]	414,000	2,016,180
Multimedia Games [a,d]	325,600	8,732,592	Covance [a,d]	345,000	13,310,100
†Steiner Leisure [a,d]	203,700	4,481,400	Hooper Holmes	1,078,600	6,191,164
			IDEXX Laboratories [a,d]	39,900	2,511,306
		19,384,617	VitalWorks [a,d]	556,500	1,925,490
			Young Innovations	222,550	5,652,770
Restaurants and Lodgings - 0.7%
Bob Evans Farms	267,226	7,316,648			31,607,010
Ryan’s Restaurant Group [a,d]	249,800	3,946,840
			Drugs and Biotech - 4.4%
		11,263,488	Antigenics [a,d]	567,624	4,858,861
			Applera Corporation - Celera
Retail Stores - 3.7%			Genomics Group [a,d]	584,900	6,732,199
Big Lots [a]	790,700	11,433,522	DUSA Pharmaceuticals [a,d]	141,300	1,342,350
Buckle (The)	419,700	11,856,525	Emisphere Technologies [a,d]	387,200	1,587,520
Cato Corporation Cl. A	439,300	9,862,285
Charming Shoppes [a,d]	1,163,000	10,385,590
36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Machinery - 2.6%
Drugs and Biotech (continued)			Graco	64,650	$2,007,383
Endo Pharmaceuticals Holdings [a]	721,400	$16,916,830	†Key Technology [a,c]	362,783	4,643,622
Lexicon Genetics [a]	896,600	7,029,344	Lincoln Electric Holdings	371,980	12,680,798
†Myriad Genetics [a,d]	593,400	8,853,528	National Instruments	20,375	624,494
Perrigo Company	692,400	13,134,828	Thomas Industries	313,100	10,394,920
Zila [a,d]	2,229,100	10,944,881	Woodward Governor Company	173,372	12,501,855

		71,400,341			42,853,072

Health Services - 5.3%			Metal Fabrication and Distribution - 1.6%
AMN Healthcare Services [a,d]	357,863	5,471,725	Gibraltar Steel	493,950	16,211,439
†American Medical Security Group [a,d]	192,700	5,251,075	†Schnitzer Steel Industries Cl. A	300,000	10,188,000
AMERIGROUP Corporation [a,d]	204,700	10,071,240
Centene Corporation [a,d]	293,400	11,310,570			26,399,439
Cross Country Healthcare [a,d]	614,500	11,153,175
Curative Health Services [a,d]	195,748	1,695,178	Specialty Chemicals and Materials - 0.1%
Healthcare Services Group	493,950	7,557,435	MacDermid	64,500	2,183,325
Horizon Health [a,d]	255,700	6,008,950
†Molina Healthcare [a,d]	157,800	6,024,804	Other Industrial Products - 0.6%
On Assignment [a,d]	465,900	2,748,810	BHA Group Holdings	189,857	7,186,087
Option Care	138,800	2,118,088	Kimball International Cl. B	106,000	1,563,500
U.S. Physical Therapy[a,c,d]	751,700	10,305,807
US Oncology [a,d]	496,940	7,314,957			8,749,587

		87,031,814	Total (Cost $90,946,338)		167,192,502

Medical Products and Devices - 1.4%			Industrial Services – 5.3%
Arrow International	311,700	9,326,064	Commercial Services - 2.5%
Viasys Healthcare [a,d]	426,900	8,926,479	Carlisle Holdings [a]	45,700	301,163
Vital Signs	148,900	4,324,056	Exponent [a]	148,600	3,992,882
			FTI Consulting [a,d]	703,400	11,606,100
		22,576,599	New Horizons Worldwide [a]	179,400	1,076,400
			RCM Technologies [a]	180,500	1,145,995
Personal Care - 1.3%			RemedyTemp Cl. A [a]	317,000	3,835,700
Nutraceutical International [a]	499,346	10,641,063	†SM & A [a,d]	537,700	4,651,105
Ocular Sciences [a]	278,400	10,579,200	SOURCECORP [a,d]	66,500	1,830,080
			West Corporation [a,d]	521,200	13,629,380
		21,220,263
					42,068,805
Total (Cost $163,931,756)		233,836,027
			Engineering and Construction - 1.1%
Industrial Products – 10.2%			Dycom Industries [a]	362,400	10,147,200
Automotive - 1.1%			Keith Companies [a]	167,200	2,407,680
Strattec Security [a,d]	175,340	11,998,516	†Palm Harbor Homes [a,d]	187,000	3,315,510
Wescast Industries Cl. A	226,000	5,457,900	Skyline Corporation	42,300	1,719,495

		17,456,416			17,589,885

Building Systems and Components - 1.9%			Food and Tobacco Processors - 0.5%
Drew Industries [a,d]	144,600	5,885,220	Farmer Bros.	61,750	1,656,753
Modtech Holdings [a,d]	371,790	2,870,219	Zapata Corporation [a]	105,300	6,460,155
Preformed Line Products Company	189,786	4,422,014
Simpson Manufacturing	329,000	18,463,480			8,116,908

		31,640,933	Industrial Distribution - 0.2%
			Ritchie Bros. Auctioneers	101,400	2,951,754
Construction Materials - 1.4%
Ash Grove Cement Company	50,018	6,477,331	Printing - 0.7%
Florida Rock Industries	387,700	16,349,309	Courier Corporation	33,000	1,377,420
			Ennis Business Forms	315,600	6,154,200
		22,826,640	New England Business Service	81,800	3,599,200

Industrial Components - 0.9%					11,130,820
Aaon [a]	64,100	1,294,179
†Intermagnetics General [a,d]	50,000	1,701,500	Transportation and Logistics - 0.3%
Penn Engineering & Manufacturing	235,400	5,046,976	EGL [a,d]	94,874	2,523,648
Penn Engineering & Manufacturing Cl. A	89,100	1,626,075	Patriot Transportation Holding [a]	90,800	2,996,400
Powell Industries [a,d]	317,000	5,414,360
					5,520,048
		15,083,090
			Total (Cost $68,004,558)		87,378,220

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 37

SCHEDULES OF INVESTMENTS

PENNSYLVANIA MUTUAL FUND (continued)

	SHARES	VALUE		SHARES	VALUE

Natural Resources – 14.8%			Entegris [a,d]	589,200	$6,817,044
Energy Services - 5.1%			Exar Corporation [a]	370,000	5,424,200
Carbo Ceramics	112,900	$7,705,425	Fairchild Semiconductor
Dril-Quip [a]	232,700	4,351,490	International Cl. A [a]	101,700	1,664,829
Ensign Resource Service Group	959,000	15,158,294	Semitool [a,d]	721,600	8,168,512
Input/Output [a,d]	1,115,700	9,249,153
NATCO Group Cl. A [a]	115,000	886,650			34,272,606
Oil States International [a]	672,100	10,283,130
Patterson-UTI Energy	255,800	8,546,278	Software - 2.4%
Precision Drilling [a,d]	174,200	8,363,342	Integral Systems	101,500	1,632,120
RPC	421,000	6,647,590	Intervideo [a,d]	599,200	7,753,648
TETRA Technologies [a]	448,450	12,040,883	Pervasive Software [a]	398,900	2,493,125
			PLATO Learning [a]	390,000	3,864,900
		83,232,235	SPSS [a,d]	206,300	3,707,211
			Sybase [a,d]	551,300	9,923,400
Oil and Gas - 4.2%			Transaction Systems Architects Cl. A [a]	453,000	9,753,090
Cimarex Energy [a]	541,114	16,357,876
Houston Exploration Company (The) [a]	328,400	17,024,256			39,127,494
St. Mary Land & Exploration Company	427,300	15,233,245
Unit Corporation [a]	653,800	20,562,010	Telecommunications - 0.2%
			Brooktrout [a,d]	241,900	2,614,939
		69,177,387
			Total (Cost $114,468,414)		163,212,677
Precious Metals and Mining - 5.5%
Apex Silver Mines [a,d]	519,000	8,848,950	Miscellaneous – 2.2%
Eldorado Gold [a]	1,958,400	5,052,672	Total (Cost $33,932,144)		35,935,580
Glamis Gold [a]	921,100	16,146,883
Gold Fields ADR [b]	324,300	3,408,393	TOTAL COMMON STOCKS
Goldcorp	994,400	11,604,648	(Cost $972,934,657)		1,406,195,616
Golden Star Resources [a,d]	1,675,300	7,773,392
Hecla Mining Company [a,d]	2,084,800	11,883,360	REPURCHASE AGREEMENT – 13.0%
Meridian Gold [a,d]	1,121,300	14,543,261	State Street Bank & Trust Company,
Minefinders Corporation [a]	587,700	3,937,590	0.60% dated 6/30/04, due 7/1/04,
†Silver Standard Resources [a,d]	539,000	6,645,870	maturity value $213,020,550
			(collateralized by U.S. Treasury Bonds,
		89,845,019	7.25% due 5/15/16, valued at $217,302,882)
			(Cost $213,017,000)		213,017,000
Total (Cost $180,360,085)		242,254,641
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.5%
Technology – 10.0%			U.S. Treasury Bonds
Aerospace and Defense - 0.9%			5.25%-8.875% due 5/15/16-5/15/30		3,084,916
Curtiss-Wright	252,000	14,159,880	U.S. Treasury Notes
			1.875%-6.50% due 8/31/04-7/15/13		4,130,006
Components and Systems - 2.1%			U.S. Treasury Strip-Interest
Dionex Corporation [a,d]	150,676	8,312,795	due 8/15/12-5/15/22		1,066,931
Excel Technology [a]	159,900	5,316,675	Money Market Funds
†Neoware Systems [a,d]	643,323	5,320,281	AIM Liquid Assets Institutional Fund		38,626,959
Richardson Electronics	372,862	4,131,311	AIM Treasury Assets Institutional Fund		39,939,165
Rimage Corporation [a,c]	483,296	7,254,273	Janus Institutional Money Market Fund		2,572,885
Symbol Technologies	126,000	1,857,240
TTM Technologies [a]	177,200	2,099,820	(Cost $89,420,862)		89,420,862

		34,292,395	TOTAL INVESTMENTS – 104.2%
			(Cost $1,275,372,519)		1,708,633,478
Distribution - 0.4%
Nu Horizons Electronics [a]	816,000	7,344,000	LIABILITIES LESS CASH
			AND OTHER ASSETS – (4.2)%		(68,323,048)
IT Services - 1.9%
Forrester Research [a,d]	237,700	4,433,105	NET ASSETS – 100.0%		$1,640,310,430
MAXIMUS [a,d]	279,300	9,903,978
Perot Systems Cl. A [a]	868,500	11,524,995
Syntel	334,700	5,539,285

		31,401,363

Semiconductors and Equipment - 2.1%
†Cabot Microelectronics [a,d]	175,000	5,356,750
Cognex Corporation	119,200	4,586,816
ESS Technology [a,d]	210,500	2,254,455
38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

ROYCE MICRO-CAP FUND

COMMON STOCKS – 87.1%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 5.4%			Financial Services – 1.9%
Apparel and Shoes - 1.0%			Information and Processing - 0.7%
Ashworth [a]	50,500	$419,655	CCC Information Services Group [a]	244,210	$4,100,286
Steven Madden [a]	179,500	3,584,615
Oshkosh B’Gosh Cl. A	88,800	2,217,336	Insurance Brokers - 0.4%
			CorVel Corporation [a]	84,400	2,392,740
		6,221,606
			Investment Management - 0.1%
Food/Beverage/Tobacco - 0.6%			U.S. Global Investors Cl. A a	195,672	694,636
CoolBrands International [a]	125,000	2,057,500
Green Mountain Coffee Roasters [a]	88,600	1,645,302	Other Financial Services - 0.7%
			Electro Rent	228,300	2,390,301
		3,702,802	PRG-Schultz International [a]	394,200	2,156,274

Home Furnishing and Appliances - 0.2%					4,546,575
Stanley Furniture Company	31,400	1,322,254
			Total (Cost $11,198,859)		11,734,237
Sports and Recreation - 1.1%
Arctic Cat	242,300	6,670,519	Health – 14.4%
			Commercial Services - 3.8%
Other Consumer Products - 2.5%			Bruker BioSciences [a]	939,400	4,574,878
Concord Camera [a]	231,500	763,950	Discovery Partners International [a]	824,400	4,204,440
JAKKS Pacific [a,d]	166,100	3,453,219	First Consulting Group [a]	535,300	2,954,856
Lazare Kaplan International [a]	143,400	1,211,730	Gene Logic [a]	434,900	1,761,345
Meade Instruments [a]	288,700	920,953	Hooper Holmes	533,000	3,059,420
RC2 Corporation [a]	216,500	7,685,750	The TriZetto Group [a]	230,200	1,542,340
Radica Games	122,000	1,074,820	Ventiv Health [a]	122,100	1,890,108
			VitalWorks [a]	250,000	865,000
		15,110,422	Young Innovations	99,150	2,518,410

Total (Cost $23,692,178)		33,027,603			23,370,797

Consumer Services – 4.1%			Drugs and Biotech - 6.5%
Leisure and Entertainment - 1.7%			Antigenics [a,d]	218,600	1,871,216
Multimedia Games [a,d]	170,000	4,559,400	BioSource International [a]	351,500	2,481,590
New Frontier Media [a]	668,700	5,704,011	CancerVax Corporation [a,d]	102,500	780,025
			Cell Genesys [a]	210,500	2,187,095
		10,263,411	Cerus Corporation [a]	365,000	876,000
			Compugen [a]	345,000	1,621,500
Restaurants and Lodgings - 0.4%			DUSA Pharmaceuticals [a,d]	579,000	5,500,500
Benihana Cl. A a	162,535	2,421,771	Emisphere Technologies [a,d]	329,800	1,352,180
			Lexicon Genetics [a]	894,600	7,013,664
Retail Stores - 2.0%			Myriad Genetics [a]	295,900	4,414,828
Brookstone [a]	90,000	1,804,500	Orchid BioSciences [a]	142,900	1,100,330
Buckle (The)	166,000	4,689,500	Paradigm Genetics [a]	1,345,300	1,062,787
Cache [a]	146,250	1,975,837	Pharmacyclics [a]	142,100	1,445,157
Cato Corporation Cl. A	176,200	3,955,690	United Therapeutics [a]	43,100	1,105,515
			VIVUS [a]	689,100	2,508,324
		12,425,527	Zila [a]	883,300	4,337,003

Total (Cost $15,061,300)		25,110,709			39,657,714

			Health Services - 1.4%
Financial Intermediaries – 6.2%			Centene Corporation [a]	52,500	2,023,875
Banking - 0.5%			Curative Health Services [a]	83,600	723,976
Canadian Western Bank	103,000	3,134,716	On Assignment [a]	375,000	2,212,500
			Option Care	82,200	1,254,372
Insurance - 5.2%			SFBC International [a]	41,572	1,302,451
American Safety Insurance Holdings [a]	267,500	4,015,175	U.S. Physical Therapy [a]	69,600	954,216
Argonaut Group [a]	271,100	4,996,373
Baldwin & Lyons Cl. B	29,750	798,490			8,471,390
NYMAGIC	171,900	4,538,160
Navigators Group [a]	132,100	3,816,369	Medical Products and Devices - 1.8%
PXRE Group	209,100	5,283,957	Aksys [a,d]	242,000	1,410,860
ProAssurance Corporation [a]	147,600	5,034,636	Medical Action Industries [a]	84,300	1,551,120
United Fire & Casualty Company	50,000	2,887,500	NMT Medical [a]	244,200	915,750

		31,370,660

Securities Brokers - 0.5%
Sanders Morris Harris Group	209,600	3,091,600

Total (Cost $23,330,732)		37,596,976

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 39

SCHEDULES OF INVESTMENTS

ROYCE MICRO-CAP FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Industrial Services – 9.1%
Medical Products and Devices (continued)			Commercial Services - 4.1%
OrthoLogic Corporation [a]	234,900	$2,036,583	†Bennett Environmental [a,d]	494,800	$6,204,792
Osteotech [a]	115,900	752,191	Carlisle Holdings [a]	1,095,799	7,221,315
Theragenics Corporation [a]	245,600	1,134,672	Exponent [a]	310,317	8,338,218
Viasys Healthcare [a]	101,900	2,130,729	New Horizons Worldwide [a]	250,800	1,504,800
Vital Signs	28,300	821,832	RCM Technologies [a]	93,700	594,901
			RemedyTemp Cl. A a	74,200	897,820
		10,753,737
					24,761,846
Personal Care - 0.9%
Lifeline Systems [a]	60,000	1,419,600	Engineering and Construction - 0.2%
Nutraceutical International [a]	93,900	2,001,009	Keith Companies [a]	70,000	1,008,000
Ocular Sciences [a]	50,300	1,911,400
			Food and Tobacco Processors - 1.1%
		5,332,009	MGP Ingredients	37,950	1,468,285
			Zapata Corporation [a]	84,200	5,165,670
Total (Cost $73,996,070)		87,585,647
					6,633,955
Industrial Products – 8.4%
Automotive - 0.7%			Printing - 0.7%
Spartan Motors	71,000	869,750	Ennis Business Forms	156,000	3,042,000
Wescast Industries Cl. A	133,100	3,214,365	New England Business Service	24,600	1,082,400
			Schawk Cl. A	24,000	335,280
		4,084,115
					4,459,680
Building Systems and Components - 0.4%
LSI Industries	196,250	2,256,875	Transportation and Logistics - 3.0%
			AirNet Systems [a,c]	567,700	2,543,296
Construction Materials - 0.1%			Covenant Transport Cl. A a	135,500	2,315,695
Synalloy Corporation [a]	80,700	823,140	Frozen Food Express Industries [a]	208,750	1,432,025
			Marten Transport [a]	165,400	3,084,710
Industrial Components - 2.8%			Patriot Transportation Holding [a]	113,200	3,735,600
Aaon [a]	159,800	3,226,362	Vitran Corporation Cl. A a	307,050	5,050,972
DuraSwitch Industries [a,c]	835,200	2,086,664
†Intermagnetics General [a]	157,800	5,369,934			18,162,298
Penn Engineering & Manufacturing	78,600	1,685,184
Powell Industries [a]	233,700	3,991,596	Total (Cost $41,379,326)		55,025,779
Woodhead Industries	55,800	862,668
			Natural Resources – 18.6%
		17,222,408	Energy Services - 9.9%
			Dawson Geophysical [a,c]	405,700	8,832,089
Machinery - 1.1%			Dril-Quip [a]	248,900	4,654,430
Cascade Corporation	61,700	1,928,125	Gulf Island Fabrication	288,700	6,244,581
†Pason Systems	198,800	4,597,046	GulfMark Offshore [a]	322,200	5,084,316
			Input/Output [a]	936,000	7,759,440
		6,525,171	NATCO Group Cl. A a	343,100	2,645,301
			Tesco Corporation [a]	662,100	5,356,389
Metal Fabrication and Distribution - 1.5%			TETRA Technologies [a]	246,300	6,613,155
Gibraltar Steel	155,200	5,093,664	Total Energy Services [a]	1,276,100	5,654,210
NN	55,700	707,947	Trican Well Service [a]	233,900	7,327,913
RTI International Metals [a]	65,000	1,036,750
Schnitzer Steel Industries Cl. A	61,500	2,088,540			60,171,824

		8,926,901	Oil and Gas - 0.2%
			Prima Energy [a]	35,000	1,384,950
Pumps, Valves and Bearings - 0.2%
Sun Hydraulics	80,500	1,418,410	Precious Metals and Mining - 8.3%
			Apollo Gold [a]	204,600	278,256
Specialty Chemicals and Materials - 0.1%			Eldorado Gold [a]	2,000,000	5,160,000
American Pacific	46,950	354,003	†Etruscan Resources [a]	2,609,400	3,853,955
			†Gammon Lake Resources [a]	706,600	4,734,220
Other Industrial Products - 1.5%			Golden Star Resources [a,d]	1,152,800	5,348,992
BHA Group Holdings	74,346	2,813,996	Metallica Resources [a,d]	3,779,700	3,590,715
Cubic Corporation	63,700	1,333,241	Minefinders Corporation [a]	736,400	4,933,880
Peerless Manufacturing [a,c]	156,400	1,853,340	Miramar Mining [a]	423,800	491,608
Quixote Corporation	22,500	451,125	Northern Orion Resources [a]	2,816,600	6,450,069
Velcro Industries	266,483	3,069,884	†NovaGold Resources [a]	668,100	3,106,665
			Silver Standard Resources [a,d]	474,000	5,844,420
		9,521,586

Total (Cost $42,214,161)		51,132,609

40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		VALUE
Natural Resources (continued)			Miscellaneous – 4.8%
Precious Metals and Mining (continued)			Total (Cost $30,232,117)	$29,412,500
Twin Mining [a]	1,734,500	$329,925
Western Silver [a,d]	924,900	6,243,075	TOTAL COMMON STOCKS
			(Cost $419,048,305)	530,037,276
		50,365,780
			REPURCHASE AGREEMENT – 13.0%
Real Estate - 0.2%			State Street Bank & Trust Company,
Kennedy-Wilson [a]	183,900	1,285,461	0.60% dated 6/30/04, due 7/1/04,
			maturity value $78,817,314
Total (Cost $89,183,384)		113,208,015	(collateralized by U.S. Treasury Bonds,
			7.25% due 5/15/16 and U.S. Treasury Notes,
			2.50% due 5/31/06, valued at $80,399,110)
Technology – 14.2%			(Cost $78,816,000)	78,816,000
Aerospace and Defense - 0.7%
Ducommun [a]	204,600	4,374,348	COLLATERAL RECEIVED FOR SECURITIES
			LOANED – 4.8%
Components and Systems - 4.3%			U.S. Treasury Bills
Excel Technology [a]	131,400	4,369,050	due 11/4/04	384,412
MOCON	67,375	572,688	U.S. Treasury Bonds
OSI Systems [a]	195,100	3,888,343	5.50%-13.25% due 2/15/06-5/15/30	12,945,108
Performance Technologies [a]	240,200	2,260,282	U.S. Treasury Notes
REMEC [a]	304,573	1,924,901	1.875%-6.50% due 8/31/04-7/15/13	11,736,441
Richardson Electronics	512,500	5,678,500	U.S. Treasury Strip-Interest
Rimage Corporation [a]	149,700	2,246,997	due 5/15/06-5/15/22	4,340,275
Synaptics [a]	100,000	1,915,000
TTM Technologies [a]	265,000	3,140,250	(Cost $29,406,236)	29,406,236

		25,996,011	TOTAL INVESTMENTS – 104.9%
			(Cost $527,270,541)	638,259,512
Distribution - 0.4%
Jaco Electronics [a,c]	432,250	2,628,080	LIABILITIES LESS CASH
			AND OTHER ASSETS – (4.9)%	(29,886,515)
Internet Software and Services - 0.8%
CryptoLogic	262,658	4,730,471	NET ASSETS – 100.0%	$608,372,997

IT Services - 0.8%
answerthink [a]	325,300	1,863,969
Forrester Research [a]	156,800	2,924,320

		4,788,289

Semiconductors and Equipment - 2.0%
CEVA [a]	418,900	3,313,499
MIPS Technologies [a]	557,900	3,414,348
PDF Solutions [a]	121,900	1,032,493
Semitool [a]	234,200	2,651,144
White Electronic Designs [a]	369,600	1,936,704

		12,348,188

Software - 3.4%
Integral Systems	189,000	3,039,120
PLATO Learning [a]	859,925	8,521,857
SCO Group (The) [a,d]	216,400	1,265,940
SPSS [a]	67,100	1,205,787
Tengtu International [a]	2,572,800	2,083,968
Transaction Systems Architects Cl. A a	193,300	4,161,749

		20,278,421

Telecommunications - 1.8%
Anaren [a]	63,300	1,034,322
Atlantic Tele-Network	75,000	2,407,500
Brooktrout [a]	318,000	3,437,580
Globecomm Systems [a,d]	137,200	717,556
PC-Tel [a]	126,600	1,493,880
ViaSat [a]	78,900	1,968,555

		11,059,393

Total (Cost $68,760,178)		86,203,201

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 41

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND

COMMON STOCKS – 83.6%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 7.5%			Toro Company (The)	241,200	$16,900,884
Apparel and Shoes - 2.1%			WD-40	61,100	1,829,334
Brown Shoe Company	58,600	$2,398,498
Cherokee	38,871	975,273			50,130,173
Delta Apparel	159,100	3,874,085
Haggar	24,568	495,045	Total (Cost $240,845,437)		273,689,656
Jones Apparel Group	405,900	16,024,932
K-Swiss Cl. A	107,200	2,166,512	Consumer Services – 4.5%
Oshkosh B’Gosh Cl. A	333,400	8,324,998	Direct Marketing - 0.3%
Polo Ralph Lauren Cl. A	462,500	15,933,125	Nu Skin Enterprises Cl. A	441,800	11,186,376
Saucony Cl. B	93,500	1,968,175
Stride Rite	200,400	2,210,412	Leisure and Entertainment - 0.4%
Tandy Brands Accessories	47,800	645,300	Dover Downs Gaming & Entertainment	199,100	2,239,875
Timberland Company Cl. A a	184,000	11,884,560	International Speedway Cl. A	110,000	5,350,400
Weyco Group	124,575	4,271,801	Regal Entertainment Group Cl. A	297,200	5,379,320
Wolverine World Wide	178,000	4,672,500
					12,969,595
		75,845,216
			Restaurants and Lodgings - 1.4%
Collectibles - 0.5%			Bob Evans Farms	682,200	18,678,636
Action Performance Companies	408,400	6,154,588	CBRL Group	127,000	3,917,950
Russ Berrie & Company	549,600	10,678,728	Four Seasons Hotels	115,800	6,972,318
Topps Company (The)	292,500	2,837,250	Frisch’s Restaurants	20,500	609,875
			IHOP Corporation	171,700	6,139,992
		19,670,566	Landry’s Restaurants	55,400	1,655,906
			Lone Star Steakhouse & Saloon	414,261	11,263,757
Food/Beverage/Tobacco - 0.8%			Ruby Tuesday	125,000	3,431,250
Hershey Creamery Company	173	449,800
Lancaster Colony	196,600	8,186,424			52,669,684
Riviana Foods	299,600	7,840,532
J.M. Smucker Company (The)	226,000	10,375,660	Retail Stores - 2.4%
Tootsie Roll Industries	125,050	4,064,125	Big Lots [a]	461,200	6,668,952
			Bon-Ton Stores (The)	42,638	625,073
		30,916,541	Borders Group	272,900	6,396,776
			Buckle (The)	57,900	1,635,675
Home Furnishing and Appliances - 1.5%			Cato Corporation Cl. A	216,300	4,855,935
American Woodmark	23,300	1,394,505	Claire’s Stores	242,900	5,270,930
Ethan Allen Interiors	208,000	7,469,280	Deb Shops	224,000	5,389,440
Fedders Corporation	1,080,800	4,701,480	Dress Barn (The) [a]	857,900	14,687,248
Flexsteel Industries	247,600	5,793,840	Friedman’s Cl. A	45,800	145,186
Hooker Furniture	88,400	1,783,028	Goody’s Family Clothing	129,500	1,342,915
La-Z-Boy	558,400	10,040,032	Payless ShoeSource [a]	829,300	12,364,863
Lifetime Hoan	365,895	8,338,747	Pep Boys-Manny, Moe & Jack	318,000	8,061,300
Natuzzi ADR [b]	1,163,800	12,499,212	Pier 1 Imports	806,400	14,265,216
Stanley Furniture Company	33,900	1,427,529	Tiffany & Co.	140,000	5,159,000

		53,447,653			86,868,509

Publishing - 0.7%			Total (Cost $138,942,783)		163,694,164
Belo Corporation Cl. A	202,500	5,437,125
Journal Communications Cl. A	692,450	13,038,833	Financial Intermediaries – 14.2%
Reader’s Digest Association	331,100	5,294,289	Banking - 3.6%
			Abigail Adams National Bancorp	87,900	1,322,895
		23,770,247	American River Bankshares	7,200	143,287
			Anchor BanCorp Wisconsin	45,200	1,195,088
Sports and Recreation - 0.5%			Arrow Financial	178,250	5,427,713
Callaway Golf Company	1,230,900	13,958,406	BOK Financial [a]	390,575	15,337,880
Sturm, Ruger & Company	491,400	5,950,854	Bancorp Rhode Island	141,200	4,970,240
			Bank of Hawaii	191,700	8,668,674
		19,909,260	Banknorth Group	76,900	2,497,712
			Boston Private Financial Holdings	223,500	5,176,260
Other Consumer Products - 1.4%			C & F Financial	14,800	496,244
Blyth	274,900	9,481,301	Canadian Western Bank	92,800	2,824,288
Burnham Holdings Cl. A	93,412	2,615,536	Central Pacific Financial	73,800	2,029,500
First Years (The)	68,000	1,264,800	Chittenden Corporation	192,500	6,766,375
Matthews International Cl. A	224,500	7,395,030	Crescent Banking Company	5,748	135,078
Herman Miller	227,700	6,589,638	Fauquier Bankshares	107,100	2,275,875
Starrett (L.S.) Company Cl. A	251,000	4,053,650	First BanCorp of Puerto Rico	26,300	1,071,725
42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			PS Business Parks	123,500	$4,969,640
Banking (continued)			Public Storage	170,000	7,821,700
First National Bank Alaska	970	$2,109,750	Rayonier	491,357	21,840,819
Flagstar Bancorp	49,500	984,060	Vornado Realty Trust	200,000	11,422,000
Humboldt Bancorp	33,162	693,417
IndyMac Bancorp	73,100	2,309,960			59,091,534
International Bancshares	71,425	2,896,284
Maxcor Financial Group	83,200	890,240	Securities Brokers - 0.5%
Mercantile Bankshares	228,200	10,684,324	First Albany	22,803	228,942
Northrim BanCorp	47,150	953,845	Piper Jaffray Companies [a]	161,000	7,282,030
Oak Hill Financial	28,900	910,350	Raymond James Financial	334,350	8,843,558
Oriental Financial Group	53,680	1,453,118
Park National	59,400	7,585,974			16,354,530
Peapack-Gladstone Financial	162,010	5,203,761
R & G Financial Cl. B	41,200	1,362,072	Other Financial Intermediaries - 0.8%
Riggs National	258,000	5,448,960	Student Loan	73,900	10,087,350
Sterling Bancorp	149,375	4,125,738	TSX Group	530,000	18,818,439
Susquehanna Bancshares	343,500	8,642,460
Timberland Bancorp	65,500	1,463,925			28,905,789
Wilmington Trust	338,500	12,598,970
			Total (Cost $400,616,321)		514,790,698
		130,656,042
			Financial Services – 6.1%
Insurance - 7.7%			Information and Processing - 1.1%
Alleghany Corporation [a]	79,000	22,673,000	FactSet Research Systems	104,000	4,916,080
American National Insurance	143,100	13,212,423	Fair Isaac	72,100	2,406,698
Argonaut Group [a]	329,713	6,076,611	Interactive Data [a]	588,900	10,258,638
Aspen Insurance Holdings	139,100	3,231,293	Investors Financial Services	183,000	7,975,140
Baldwin & Lyons Cl. B	439,825	11,804,903	SEI Investments	527,000	15,304,080
CNA Surety [a]	447,000	4,894,650	SS&C Technologies	17,650	330,055
Commerce Group	352,900	17,422,673
Direct General	5,100	164,526			41,190,691
Erie Indemnity Company Cl. A	477,200	22,323,416
Fidelity National Financial	139,243	5,199,334	Insurance Brokers - 1.1%
Horace Mann Educators	487,200	8,516,256	Brown & Brown	283,400	12,214,540
Hub International	22,000	419,980	Gallagher (Arthur J.) & Company	510,000	15,529,500
IPC Holdings	113,600	4,195,248	Hilb Rogal & Hobbs Company	337,200	12,031,296
Independence Holding	157,180	5,344,120
Infinity Property & Casualty	148,500	4,900,500			39,775,336
Leucadia National	296,700	14,745,990
Markel Corporation [a]	51,700	14,346,750	Investment Management - 3.5%
Max Re Capital	98,200	1,912,936	A.F.P. Provida ADR [b]	332,000	8,412,880
NYMAGIC	167,000	4,408,800	Alliance Capital Management
Odyssey Re Holdings	14,200	340,800	Holding L.P.	468,800	15,915,760
PXRE Group	192,724	4,870,135	C.I. Fund Management	926,500	11,126,846
Penn-America Group	23,700	331,800	Federated Investors Cl. B	666,900	20,233,746
The Phoenix Companies	327,500	4,011,875	Gabelli Asset Management Cl. A	342,200	14,543,500
Protective Life	232,600	8,994,642	IGM Financial	543,500	13,253,032
RLI	390,700	14,260,550	Nuveen Investments Cl. A	664,600	17,811,280
Reinsurance Group of America	220,700	8,971,455	T. Rowe Price Group	333,500	16,808,400
Scottish Re Group	397,700	9,246,525	W.P. Stewart & Co.	332,900	6,821,121
Transatlantic Holdings	165,800	13,428,142
21st Century Holding Company	43,000	989,000			124,926,565
United Fire & Casualty Company	167,400	9,667,350
Wesco Financial	29,340	10,621,080	Other Financial Services - 0.4%
White Mountains Insurance Group	16,200	8,262,000	Asta Funding	55,014	957,244
Zenith National Insurance	411,400	19,994,040	Fremont General	268,300	4,735,495
			London Stock Exchange	761,400	5,052,056
		279,782,803	New Century Financial	51,750	2,422,935
			Resource America	66,100	1,559,960
Real Estate Investment Trusts - 1.6%
Cousins Properties	223,500	7,364,325			14,727,690
Essex Property Trust	83,000	5,673,050
			Total (Cost $192,765,759)		220,620,282

			Health – 4.4%
			Commercial Services - 0.8%
			Hooper Holmes	413,700	2,374,638
			IDEXX Laboratories [a]	156,500	9,850,110
			Owens & Minor	621,000	16,083,900

					28,308,648

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 43

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			C & D Technologies	395,700	$7,055,331
Drugs and Biotech - 0.6%			Chase Corporation	110,700	1,660,500
Alpharma Cl. A	15,000	$307,200	Crane	259,800	8,155,122
Applera Corporation - Applied			Deswell Industries [c]	500,672	12,066,195
Biosystems Group	529,500	11,516,625	Donaldson Company	549,000	16,085,700
Perrigo Company	361,700	6,861,449	Penn Engineering & Manufacturing	145,000	3,108,800
Valeant Pharmaceuticals International	113,000	2,260,000	Penn Engineering & Manufacturing Cl. A	174,200	3,179,150
			PerkinElmer	206,500	4,138,260
		20,945,274	Precision Castparts	234,200	12,808,398
			Watts Water Technologies Cl. A	286,000	7,707,700
Health Services - 0.4%			Woodhead Industries	281,700	4,355,082
Computer Programs and Systems	35,550	724,509
Healthcare Services Group	113,850	1,741,905			111,041,193
PolyMedica Corporation	376,400	11,683,456
			Machinery - 3.6%
		14,149,870	Alamo Group	37,000	588,300
			Ampco-Pittsburgh	86,700	1,114,962
Medical Products and Devices - 2.1%			Cascade Corporation	100,700	3,146,875
Arrow International	453,000	13,553,760	Graco	510,550	15,852,577
Datascope	440,900	17,499,321	IDEX Corporation	316,500	10,871,775
Diagnostic Products	220,100	9,671,194	Lincoln Electric Holdings	471,400	16,070,026
Invacare Corporation	378,700	16,935,464	Lindsay Manufacturing	182,000	4,371,640
Mentor Corporation	470,500	16,133,445	MTS Systems	96,200	2,255,890
STERIS Corporation [a]	100,000	2,256,000	Mueller (Paul) Company [c]	112,700	3,561,320
Vital Signs	76,300	2,215,752	Nordson Corporation	314,400	13,635,528
			Oshkosh Truck	29,200	1,673,452
		78,264,936	Pentair	13,800	464,232
			Stewart & Stevenson Services	754,300	13,517,056
Personal Care - 0.5%			Tecumseh Products Company Cl. A	224,800	9,259,512
Alberto-Culver Company	259,000	12,986,260	Thomas Industries	430,800	14,302,560
CNS	120,906	1,212,808	Woodward Governor Company	258,800	18,662,068
Regis	99,000	4,414,410
					129,347,773
		18,613,478
			Metal Fabrication and Distribution - 2.4%
Total (Cost $123,988,499)		160,282,206	Carpenter Technology	171,000	5,822,550
			Commercial Metals Company	255,000	8,274,750
Industrial Products – 20.3%			Gibraltar Steel	334,100	10,965,162
Automotive - 1.1%			Kaydon Corporation	627,300	19,402,389
Bandag	157,900	7,031,287	Mueller Industries	100,000	3,580,000
Bandag Cl. A	202,400	8,419,840	Nucor Corporation	153,000	11,744,280
CLARCOR	339,700	15,558,260	Quanex Corporation	249,600	12,155,520
Strattec Security [a]	24,000	1,642,320	Schnitzer Steel Industries Cl. A	411,300	13,967,748
Superior Industries International	197,900	6,619,755	Steel Technologies	17,600	388,608
Wescast Industries Cl. A	88,500	2,137,275
					86,301,007
		41,408,737
			Paper and Packaging - 1.1%
Building Systems and Components - 0.7%			AptarGroup	342,700	14,972,563
LSI Industries	714,737	8,219,476	Bemis Company	317,600	8,972,200
Preformed Line Products Company [c]	307,900	7,174,070	Sonoco Products Company	349,500	8,912,250
Teleflex	210,500	10,556,575	Temple-Inland	86,000	5,955,500

		25,950,121			38,812,513

Construction Materials - 1.4%			Pumps, Valves and Bearings - 1.2%
Ameron International	257,900	8,802,127	Baldor Electric	195,000	4,553,250
Ash Grove Cement Company	39,610	5,129,495	CIRCOR International	71,700	1,461,963
Building Materials Holding	37,600	711,768	Franklin Electric	464,400	17,535,744
Eagle Materials	77,100	5,475,642	Gorman-Rupp Company	157,190	4,270,852
ElkCorp	11,600	277,704	Met-Pro Corporation	90,700	1,351,430
Florida Rock Industries	405,800	17,112,586	Roper Industries	143,000	8,136,700
Universal Forest Products	29,000	935,250	Sun Hydraulics [c]	347,650	6,125,593
Vulcan Materials Company	247,500	11,768,625
					43,435,532
		50,213,197

Industrial Components - 3.0%
AMETEK	521,000	16,098,900
AVX Corporation	559,700	8,087,665
Bel Fuse Cl. B	156,700	6,534,390
44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Ryland Group (The)	20,000	$1,564,000
Specialty Chemicals and Materials - 2.6%			Skyline Corporation	117,100	4,760,115
Albemarle Corporation	149,100	$4,719,015
Arch Chemicals	186,500	5,374,930			30,397,840
Bairnco Corporation	43,000	387,000
Balchem Corporation	217,600	5,984,000	Food and Tobacco Processors - 1.0%
Cabot Corporation	281,500	11,457,050	Corn Products International	122,500	5,702,375
Great Lakes Chemical	459,300	12,428,658	Farmer Bros.	150,000	4,024,500
Hawkins	150,000	1,797,000	Fresh Del Monte Produce	112,900	2,852,983
Lubrizol Corporation	324,400	11,879,528	Ruddick Corporation	239,200	5,370,040
MacDermid	445,400	15,076,790	Sanderson Farms	75,100	4,026,862
Methanex Corporation	464,700	6,143,799	Seaboard	15,782	7,858,647
Quaker Chemical	323,700	8,940,594	Universal	99,000	5,043,060
RPM International	93,900	1,427,280
Schulman (A.)	217,400	4,671,926			34,878,467
Schweitzer-Mauduit International	186,500	5,712,495
			Industrial Distribution - 1.5%
		96,000,065	Central Steel & Wire	7,765	3,688,375
			Grainger (W.W.)	280,600	16,134,500
Textiles - 0.1%			Handleman	99,400	2,302,104
UniFirst Corporation	62,700	1,823,943	Lawson Products	279,500	10,662,925
			Ritchie Bros. Auctioneers	656,740	19,117,701
Other Industrial Products - 3.1%			Watsco	78,400	2,200,688
Albany International Cl. A	30,000	1,006,800
BHA Group Holdings	241,929	9,157,013			54,106,293
Brady Corporation Cl. A	414,100	19,090,010
Cubic Corporation	13,700	286,741	Printing - 0.8%
Diebold	260,800	13,788,496	Banta Corporation	317,900	14,117,939
HNI Corporation	416,300	17,621,979	CSS Industries	17,400	609,696
Kimball International Cl. B	645,800	9,525,550	Champion Industries	23,500	95,410
Quixote Corporation	414,600	8,312,730	Courier Corporation	187,650	7,832,511
Raven Industries	162,500	5,773,625	Ennis Business Forms	241,100	4,701,450
Smith (A.O.) Corporation	116,900	3,716,251	John H. Harland Company	61,500	1,805,025
Steelcase Cl. A	327,100	4,579,400
Tennant	243,800	10,105,510			29,162,031
Trinity Industries	276,400	8,786,756
			Transportation and Logistics - 2.9%
		111,750,861	Alexander & Baldwin	444,600	14,871,870
			Arkansas Best	198,000	6,518,160
Total (Cost $538,172,878)		736,084,942	Brink’s Company (The)	546,510	18,717,967
			C. H. Robinson Worldwide	128,000	5,867,520
Industrial Services – 11.0%			EGL [a]	471,400	12,539,240
Advertising and Publishing - 0.4%			Expeditors International of
Grey Global Group	15,017	14,791,745	Washington	418,200	20,663,262
			Overseas Shipholding Group	21,600	953,208
Commercial Services - 3.1%			Sea Containers Cl. A	287,800	5,045,134
ABM Industries	732,800	14,267,616	SkyWest	211,700	3,685,697
Central Parking	442,100	8,262,849	Teekay Shipping	181,200	6,773,256
Hardinge [c]	460,200	5,531,604	USF Corporation	11,000	386,430
Hillenbrand Industries	166,800	10,083,060	UTI Worldwide	174,200	9,178,598
Kelly Services Cl. A	464,700	13,848,060
MPS Group [a]	370,000	4,484,400			105,200,342
Manpower	210,200	10,671,854
Nam Tai Electronics	270,040	5,811,261	Other Industrial Services - 0.5%
Reynolds & Reynolds Company Cl. A	574,000	13,276,620	Landauer	366,900	16,385,754
Rollins	182,000	4,187,820
The ServiceMaster Company	677,000	8,340,640	Total (Cost $310,082,041)		397,863,391
Watson Wyatt & Company Holdings	531,900	14,175,135
			Natural Resources – 6.6%
		112,940,919	Energy Services - 2.3%
			Carbo Ceramics	143,200	9,773,400
Engineering and Construction - 0.8%			Ensign Resource Service Group	262,500	4,149,168
Chicago Bridge & Iron Company	217,200	6,049,020	Helmerich & Payne	500,400	13,085,460
EMCOR Group [a]	262,700	11,553,546	Lufkin Industries	202,000	6,459,960
Granite Construction	225,000	4,101,750	Nicor	309,100	10,500,127
M.D.C. Holdings	37,249	2,369,409	Piedmont Natural Gas Company	297,500	12,703,250
			Tidewater	647,000	19,280,600
			Universal Compression Holdings [a]	216,000	6,626,880

					82,578,845

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 45

SCHEDULES OF INVESTMENTS

ROYCE TOTAL RETURN FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Gartner Cl. A [a]	120,000	$1,586,400
Oil and Gas - 3.2%			MAXIMUS [a]	125,500	4,450,230
Berry Petroleum Company Cl. A	243,700	$7,167,217	Perot Systems Cl. A [a]	455,700	6,047,139
Chesapeake Energy	941,900	13,864,768	Syntel	25,000	413,750
Cimarex Energy [a]	190,000	5,743,700
Diamond Offshore Drilling	514,600	12,262,918			26,297,439
EOG Resources	107,000	6,388,970
EnergySouth	143,670	5,749,673	Semiconductors and Equipment - 0.3%
Husky Energy [d]	692,184	13,243,711	Cognex Corporation	165,800	6,379,984
Patina Oil & Gas	193,000	5,764,910	Exar Corporation [a]	269,800	3,955,268
Penn Virginia	275,000	9,930,250
Pogo Producing Company	169,500	8,373,300			10,335,252
St. Mary Land & Exploration Company	244,000	8,698,600
SEACOR Holdings [a]	178,900	7,859,077	Software - 0.1%
Stone Energy [a]	228,300	10,428,744	TALX Corporation	70,122	1,713,080

		115,475,838	Telecommunications - 0.4%
			Atlantic Tele-Network	11,200	359,520
Precious Metals and Mining - 0.6%			CT Communications	27,400	412,370
AngloGold Ashanti ADR [b]	52,000	1,672,320	Communications Systems	251,800	2,016,918
Gold Fields ADR [b]	467,000	4,908,170	Inter-Tel	8,600	214,742
Goldcorp	1,020,000	11,903,400	North Pittsburgh Systems	353,874	7,095,174
Lihir Gold ADR [b]	208,000	2,930,720	Scientific-Atlanta	25,000	862,500
			SureWest Communications	67,400	2,129,840
		21,414,610	Wireless Telecom Group	14,500	42,775

Real Estate - 0.3%					13,133,839
W.P. Carey & Co.	385,900	11,492,102
			Total (Cost $137,469,358)		176,175,408
Other Natural Resources - 0.2%
Deltic Timber	38,000	1,459,200	Utilities – 2.0%
Plum Creek Timber Company	177,000	5,766,660	Aqua America	386,375	7,746,819
			CH Energy Group	203,800	9,464,472
		7,225,860	El Paso Electric Company [a]	342,100	5,282,024
			Hawaiian Electric Industries	578,900	15,109,290
Total (Cost $199,648,813)		238,187,255	MDU Resources Group	75,400	1,811,862
			NUI Corporation	338,100	4,936,260
Technology – 4.9%			PNM Resources	558,500	11,600,045
Aerospace and Defense - 0.6%			SJW	196,500	6,681,000
Curtiss-Wright	163,200	9,170,208	Texas Genco Holdings	203,600	9,180,324
HEICO Corporation	187,700	3,425,525
HEICO Corporation Cl. A	231,959	3,235,828	Total (Cost $60,814,454)		71,812,096
Kaman Corporation Cl. A	430,500	6,022,695
			Miscellaneous – 2.1%
		21,854,256	Total (Cost $71,297,092)		74,515,838

Components and Systems - 2.1%			TOTAL COMMON STOCKS
Adaptec [a]	100,000	846,000	(Cost $2,414,643,435)		3,027,715,936
American Power Conversion	585,300	11,501,145
Analogic Corporation	91,800	3,895,074	PREFERRED STOCKS – 0.8%
Methode Electronics Cl. A	787,000	10,207,390	Affiliated Managers Group 6.00% Conv.	48,700	1,218,474
Newport Corporation [a]	434,300	7,022,631	Agilysys 6.75% Conv.	145,000	7,467,500
Richardson Electronics	317,700	3,520,116	Allied Waste Industries 6.25% Conv.	41,000	2,922,480
Symbol Technologies	695,000	10,244,300	Fedders Corporation 8.60%	79,975	1,955,389
Technitrol [a]	825,000	18,067,500	Fleetwood Capital Trust 6.00% Conv. [a]	70,000	3,115,000
Tektronix	377,000	12,825,540	Reinsurance Group of America
			5.75% Conv.	94,000	5,343,900
		78,129,696	United Fire & Casualty Company
			6.375% Conv.	83,700	3,064,257
Distribution - 0.6%			Vornado Realty Trust 6.50% Conv.	49,700	3,980,970
Arrow Electronics [a]	355,400	9,531,828
Avnet [a]	274,500	6,231,150	TOTAL PREFERRED STOCKS
Tech Data [a]	207,800	8,131,214	(Cost $20,784,404)		29,067,970

		23,894,192

Internet Software and Services - 0.1%
CryptoLogic	45,400	817,654

IT Services - 0.7%
Black Box	292,000	13,799,920
46 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE		VALUE
CORPORATE BONDS – 0.7%			COLLATERAL RECEIVED FOR SECURITIES
Amkor Technology 9.25%			LOANED – 0.2%
Senior Note due 2/15/08	$1,000,000	$1,052,500	U.S. Treasury Bonds
E*TRADE Financial 6.00%			6.00%-7.50% due 11/15/16-2/15/26	$421,275
Conv. Sub. Note due 2/1/07	5,000,000	5,100,000	U.S. Treasury Notes
Human Genome Sciences 5.00%			1.625%-6.50% due 8/31/04-5/15/08	8,030,786
Conv. Sub. Note due 2/1/07	2,000,000	1,920,000
†Leucadia National 3.75%			(Cost $8,452,061)	8,452,061
Conv. Senior Note due 4/15/14	3,000,000	2,962,500
Level 3 Communications 9.125% [d]
Senior Note due 5/1/08	9,250,000	7,353,750	TOTAL INVESTMENTS – 101.0%
Level 3 Communications 10.50%			(Cost $3,033,922,687)	3,660,731,942
Senior Note due 12/1/08	3,000,000	2,415,000
Level 3 Communications 6.00%			LIABILITIES LESS CASH
Conv. Sub. Deb. due 9/15/09	5,000,000	3,125,000	AND OTHER ASSETS – (1.0)%	(36,814,128)
Levi Strauss & Co. 12.25%
Senior Note due 12/15/12	1,000,000	985,000	NET ASSETS – 100.0%	$3,623,917,814
Richardson Electronics 8.25%
Conv. Sub. Deb. due 6/15/06	300,000	300,000

TOTAL CORPORATE BONDS
(Cost $19,593,902)		25,213,750

GOVERNMENT BONDS – 1.5%
(Principal Amount shown in
Canadian dollars.)
Canada 3.25%, due 12/1/06	14,000,000	10,376,563
Canada 4.50%, due 9/1/07	14,000,000	10,655,602
Canada 4.25%, due 9/1/08	14,000,000	10,490,079
Canada 5.50%, due 6/1/09	14,000,000	10,984,037
Canada 5.50%, due 6/1/10	14,000,000	10,968,999

TOTAL GOVERNMENT BONDS
(Cost $52,645,686)		53,475,280

U.S. TREASURY OBLIGATIONS – 4.0%
U.S. Treasury Notes
5.625%, due 2/15/06	45,000,000	47,248,245
3.25%, due 8/15/08	100,000,000	98,761,700

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $147,006,199)		146,009,945

REPURCHASE AGREEMENT – 10.2%
State Street Bank & Trust Company,
0.60% dated 6/30/04, due 7/1/04,
maturity value $370,803,180
(collateralized by U.S. Treasury Bonds,
10.375% due 11/15/12 and U.S.
Treasury Notes, 1.625% due 1/31/05,
valued at $378,242,332)
(Cost $370,797,000)		370,797,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 47

SCHEDULES OF INVESTMENTS

ROYCE LOW-PRICED STOCK FUND

COMMON STOCKS – 86.8%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 9.3%			Hibbett Sporting Goods [a]	73,425	$2,008,174
Apparel and Shoes - 1.5%			Pier 1 Imports	1,341,800	23,736,442
Steven Madden [a]	616,000	$12,301,520
Polo Ralph Lauren Cl. A	350,000	12,057,500			190,380,558
Stride Rite [c]	2,363,100	26,064,993
Wolverine World Wide	302,100	7,930,125	Total (Cost $237,214,073)		320,077,671

		58,354,138	Financial Intermediaries – 4.7%
			Banking - 0.1%
			Cardinal Financial [a]	160,800	1,455,240
Collectibles - 0.9%
Enesco Group [a]	582,500	5,219,200	Insurance - 2.9%
Topps Company (The) [c]	3,147,800	30,533,660	Argonaut Group [a]	1,273,300	23,466,919
			CNA Surety [a]	870,100	9,527,595
		35,752,860	NYMAGIC	386,500	10,203,600
			Navigators Group [a]	503,500	14,546,115
Food/Beverage/Tobacco - 0.2%			Ohio Casualty [a]	810,100	16,307,313
Boston Beer Company Cl. A a	392,800	7,910,992	PXRE Group	236,400	5,973,828
			The Phoenix Companies	999,000	12,237,750
Home Furnishing and Appliances - 0.8%			ProAssurance Corporation [a]	494,400	16,863,984
La-Z-Boy	600,900	10,804,182	Scottish Re Group	419,700	9,758,025
Natuzzi ADR [b]	2,163,300	23,233,842
					118,885,129
		34,038,024
			Securities Brokers - 0.7%
Publishing - 0.5%			E*TRADE Financial [a]	2,358,900	26,301,735
Journal Communications Cl. A	1,047,200	19,718,776	Instinet Group [a]	426,500	2,251,920

Sports and Recreation - 3.6%					28,553,655
Arctic Cat [c]	1,545,860	42,557,526
Callaway Golf Company [c]	4,519,200	51,247,728	Other Financial Intermediaries - 1.0%
Monaco Coach	416,150	11,722,945	TSX Group	1,156,200	41,052,603
Oakley	2,288,500	29,613,190
Sturm, Ruger & Company	991,800	12,010,698	Total (Cost $125,189,782)		189,946,627

		147,152,087	Financial Services – 1.9%
			Information and Processing - 1.9%
Other Consumer Products - 1.8%			eFunds Corporation [a,c]	3,693,800	64,641,500
Concord Camera [a,c]	1,490,800	4,919,640	National Processing [a]	340,300	9,783,625
Fossil [a]	1,290,100	35,155,225
4Kids Entertainment [a]	471,600	11,280,672	Total (Cost $57,977,120)		74,425,125
JAKKS Pacific [a]	930,700	19,349,253
			Health – 13.5%
		70,704,790	Commercial Services - 1.9%
			Bruker BioSciences [a]	3,713,900	18,086,693
Total (Cost $331,532,367)		373,631,667	Covance [a]	448,200	17,291,556
			Discovery Partners International [a,c]	1,774,200	9,048,420
Consumer Services – 7.9%			First Consulting Group [a]	801,629	4,424,992
Direct Marketing - 1.8%			Gene Logic [a,c]	2,316,900	9,383,445
Nu Skin Enterprises Cl. A	2,875,800	72,815,256	Hooper Holmes	1,306,800	7,501,032
			PAREXEL International [a]	603,200	11,943,360
Leisure and Entertainment - 0.4%
Activision [a]	468,750	7,453,125			77,679,498
New Frontier Media [a]	1,089,500	9,293,435
			Drugs and Biotech - 6.8%
		16,746,560	Abgenix [a]	335,800	3,935,576
			Antigenics [a,d]	2,108,900	18,052,184
Restaurants and Lodgings - 1.0%			Applera Corporation - Celera
Prime Hospitality [a]	864,800	9,184,176	Genomics Group [a]	753,400	8,671,634
Ryan’s Restaurant Group [a]	1,186,300	18,743,540	Cell Genesys [a]	1,140,600	11,850,834
The Steak n Shake Company [a]	443,000	8,071,460	Durect Corporation [a,d]	1,821,048	6,355,457
Total Entertainment Restaurant [a]	305,700	4,136,121	Endo Pharmaceuticals Holdings [a]	2,711,700	63,589,365
			Exelixis [a]	605,100	6,105,459
		40,135,297	Human Genome Sciences [a]	910,700	10,591,441
			Lexicon Genetics [a,c]	4,033,800	31,624,992
Retail Stores - 4.7%			Maxygen [a]	740,200	7,823,914
Big Lots [a]	1,891,700	27,353,982	Myriad Genetics [a,c]	1,553,500	23,178,220
Brookstone [a]	94,500	1,894,725	†NeoPharm [a,d]	143,200	1,479,256
Buckle (The)	679,500	19,195,875	Perrigo Company	2,804,300	53,197,571
Cache [a,c]	903,300	12,203,583
Cato Corporation Cl. A	692,500	15,546,625
Charming Shoppes [a]	3,913,400	34,946,662
Circuit City Stores	2,175,000	28,166,250
Claire’s Stores	1,167,200	25,328,240
48 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Engineering and Construction - 2.8%
Drugs and Biotech (continued)			Dycom Industries [a]	1,707,200	$47,801,600
QLT [a]	741,100	$14,836,822	Insituform Technologies Cl. A a,c	2,544,900	41,405,523
United Therapeutics [a]	149,400	3,832,110	Keith Companies [a,c]	656,200	9,449,280
VIVUS [a,c]	2,544,200	9,260,888	†Palm Harbor Homes [a,d]	740,900	13,136,157

		274,385,723			111,792,560

Health Services - 2.3%			Food and Tobacco Processors - 0.3%
AMN Healthcare Services [a,d]	910,327	13,918,900	Omega Protein [a,c]	1,290,900	12,521,730
Albany Molecular Research [a]	576,000	7,447,680	Zapata Corporation [a]	20,900	1,282,215
Cross Country Healthcare [a]	641,500	11,643,225
MedQuist [a]	599,200	7,148,456			13,803,945
US Oncology [a]	3,493,600	51,425,792
			Printing - 0.5%
		91,584,053	Ennis Business Forms	472,500	9,213,750
			New England Business Service	223,600	9,838,400
Medical Products and Devices - 1.7%
CONMED Corporation [a]	255,500	7,000,700			19,052,150
Medical Action Industries [a]	489,500	9,006,800
Theragenics Corporation [a]	690,000	3,187,800	Transportation and Logistics - 1.4%
Thoratec Corporation [a]	2,546,300	27,321,799	Frozen Food Express Industries [a]	113,650	779,639
Viasys Healthcare [a]	991,500	20,732,265	Heartland Express	700,000	19,152,000
			Knight Transportation [a]	421,400	12,106,822
		67,249,364	†Werner Enterprises	1,175,000	24,792,500

Personal Care - 0.8%					56,830,961
Helen of Troy [a]	288,100	10,622,247
Ocular Sciences [a]	626,300	23,799,400	Total (Cost $234,861,375)		303,301,030

		34,421,647	Natural Resources – 21.4%
			Energy Services - 6.9%
Total (Cost $469,025,098)		545,320,285	Core Laboratories [a]	257,500	5,922,500
			Dril-Quip [a]	648,200	12,121,340
Industrial Products – 2.5%			Ensign Resource Service Group	3,704,700	58,557,805
Automotive - 0.1%			Global Industries [a]	3,579,850	20,476,742
LKQ Corporation [a]	180,000	3,335,400	Input/Output [a,c]	5,182,500	42,962,925
			Maverick Tube [a]	1,065,700	27,985,282
Industrial Components - 0.4%			National-Oilwell [a]	801,600	25,242,384
Aaon [a]	347,500	7,016,025	Oil States International [a]	1,636,200	25,033,860
Powell Industries [a]	503,000	8,591,240	Patterson-UTI Energy	188,500	6,297,785
			Tesco Corporation [a,c]	2,225,600	18,005,104
		15,607,265	Total Energy Services [a,c]	2,065,600	9,152,368
			Varco International [a]	1,300,200	28,461,378
Machinery - 0.4%
Lincoln Electric Holdings	487,800	16,629,102			280,219,473

Metal Fabrication and Distribution - 0.5%			Oil and Gas - 3.5%
Schnitzer Steel Industries Cl. A	632,200	21,469,512	Cimarex Energy [a]	518,200	15,665,186
			Diamond Offshore Drilling [d]	997,700	23,775,191
Specialty Chemicals and Materials - 0.6%			Remington Oil & Gas [a]	1,247,500	29,441,000
Schulman (A.)	1,212,200	26,050,178	St. Mary Land & Exploration Company	129,600	4,620,240
			Unit Corporation [a]	2,138,700	67,262,115
Other Industrial Products - 0.5%
Steelcase Cl. A	1,291,500	18,081,000			140,763,732

Total (Cost $72,202,728)		101,172,457	Precious Metals and Mining - 11.0%
			Agnico-Eagle Mines	3,090,000	40,818,900
Industrial Services – 7.5%			Apex Silver Mines [a]	2,197,800	37,472,490
Advertising and Publishing - 0.2%			Eldorado Gold [a]	5,270,100	13,596,858
Catalina Marketing [a]	220,000	4,023,800	†Gammon Lake Resources [a,d]	2,535,200	16,985,840
Modem Media [a]	620,700	3,264,882	Glamis Gold [a]	4,084,600	71,603,038
			Gold Fields ADR [b]	1,095,200	11,510,552
		7,288,682	Goldcorp	3,709,800	43,293,366
			Golden Star Resources [a,d]	2,941,600	13,649,024
Commercial Services - 2.3%			Hecla Mining Company [a,c]	8,039,400	45,824,580
Copart [a]	1,067,643	28,506,068	Meridian Gold [a]	4,676,600	60,655,502
Exponent [a]	200,200	5,379,374	Minefinders Corporation [a,c]	2,174,300	14,567,810
FTI Consulting [a]	1,783,700	29,431,050	Northern Orion Resources [a,c,d]	8,582,600	19,654,320
RemedyTemp Cl. A a	275,600	3,334,760
Spherion Corporation [a]	669,000	6,783,660
West Corporation [a]	806,800	21,097,820

		94,532,732

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 49

SCHEDULES OF INVESTMENTS

ROYCE LOW-PRICED STOCK FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			PC-Tel [a]	762,100	$8,992,780
Precious Metals and Mining (continued)			ViaSat [a]	843,300	21,040,335
†Silver Standard Resources [a,c,d]	2,976,400	$36,699,012
Stillwater Mining Company [a]	1,185,556	17,795,196			75,373,246

		444,126,488	Total (Cost $467,336,682)		566,158,674

Total (Cost $703,503,587)		865,109,693	Miscellaneous – 4.1%
			Total (Cost $165,681,872)		165,805,733
Technology – 14.0%
Components and Systems - 2.8%			TOTAL COMMON STOCKS
Adaptec [a]	1,270,000	10,744,200	(Cost $2,864,524,684)		3,504,948,962
KEMET Corporation [a]	1,164,000	14,224,080
Methode Electronics Cl. A	955,700	12,395,429	REPURCHASE AGREEMENT – 13.2%
REMEC [a]	2,415,127	15,263,603	State Street Bank & Trust Company,
TTM Technologies [a]	729,400	8,643,390	0.60% dated 6/30/04, due 7/1/04,
Technitrol [a]	1,436,900	31,468,110	maturity value $534,727,912
Tektronix	562,900	19,149,858	(collateralized by U.S. Treasury Notes,
			1.625%-2.50% due 7/31/04-5/31/06,
		111,888,670	valued at $545,445,769)
			(Cost $534,719,000)		534,719,000
Distribution - 0.2%
Avnet [a]	419,800	9,529,460	COLLATERAL RECEIVED FOR SECURITIES
			LOANED – 2.5%
Internet Software and Services - 1.2%			U.S. Treasury Bills
CryptoLogic [c]	846,000	15,236,460	due 11/4/04		1,943,108
Jupitermedia Corporation [a]	720,325	10,199,802	U.S. Treasury Bonds
RealNetworks [a]	3,120,300	21,342,852	5.25%-13.25% due 2/15/06-5/15/30		31,527,542
Register.com [a]	171,014	1,019,243	U.S. Treasury Notes
			1.625%-6.75% due 8/31/04-1/15/14		50,911,136
		47,798,357	U.S. Treasury Strip-Interest
			due 5/15/06-5/15/22		14,391,679
IT Services - 2.6%
CIBER [a]	323,700	2,660,814	(Cost $98,773,465)		98,773,465
Forrester Research [a]	523,600	9,765,140
MAXIMUS [a]	287,900	10,208,934	TOTAL INVESTMENTS – 102.5%
Perot Systems Cl. A a	4,453,800	59,101,926	(Cost $3,498,017,149)		4,138,441,427
Syntel	1,443,800	23,894,890
			LIABILITIES LESS CASH
		105,631,704	AND OTHER ASSETS – (2.5%)		(99,731,968)

Semiconductors and Equipment - 3.3%			NET ASSETS – 100.0%		$4,038,709,459
CEVA [a,c,d]	1,256,200	9,936,542
Cognex Corporation	70,000	2,693,600
Credence Systems [a]	1,775,000	24,495,000
ESS Technology [a]	1,060,000	11,352,600
Entegris [a]	1,584,900	18,337,293
Exar Corporation [a,c]	2,769,350	40,598,671
Helix Technology	346,400	7,388,712
MIPS Technologies [a]	837,500	5,125,500
Semitool [a]	1,312,733	14,860,138

		134,788,056

Software - 2.0%
Integral Systems [c]	593,900	9,549,912
PLATO Learning [a]	886,500	8,785,215
SCO Group (The) [a,c,d]	1,059,800	6,199,830
Sybase [a]	799,900	14,398,200
Transaction Systems Architects
Cl. A a,c	1,960,800	42,216,024

		81,149,181

Telecommunications - 1.9%
CommScope [a]	1,338,400	28,708,680
Computer Network Technology [a]	251,400	1,505,886
ECtel [a]	693,600	2,004,504
Globecomm Systems [a,d]	551,600	2,884,868
†KVH Industries [a,c,d]	804,100	10,236,193
50 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

ROYCE OPPORTUNITY FUND

COMMON STOCKS – 92.2%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 5.6%			Linens’n Things [a,d]	224,900	$6,591,819
Apparel and Shoes - 1.3%			Longs Drug Stores	544,000	12,985,280
Hartmarx Corporation [a,d]	566,400	$3,568,320	REX Stores [a,d]	522,800	6,404,300
Skechers U.S.A. Cl. A a,d	472,500	6,142,500	Saks	465,600	6,984,000
Warnaco Group (The) [a,d]	693,800	14,757,126	Tweeter Home Entertainment Group [a,d]	794,400	4,289,760
			Ultimate Electronics [a,d]	191,700	946,998
		24,467,946	Wet Seal (The) Cl. A a,d	740,600	3,873,338
			Wild Oats Markets [a,d]	409,200	5,757,444
Collectibles - 0.2%			Wilsons The Leather Experts [a]	133,500	519,315
Topps Company (The)	388,600	3,769,420
					91,728,073
Home Furnishing and Appliances - 0.9%
Bassett Furniture Industries	302,000	6,571,520
Furniture Brands International	382,700	9,586,635	Other Consumer Services - 0.3%
			Rent-Way [a,d]	701,400	6,312,600
		16,158,155
			Total (Cost $152,349,143)		178,683,543
Publishing - 1.7%
Journal Communications Cl. A	319,200	6,010,536	Financial Intermediaries – 1.3%
McClatchy Company Cl. A	128,300	9,000,245	Banking - 0.3%
Media General Cl. A	122,200	7,847,684	Texas Capital Bancshares [a,d]	278,500	4,623,100
Scholastic Corporation [a,d]	280,800	8,409,960
			Insurance - 1.0%
		31,268,425	†American Physicians Capital [a,d]	316,500	7,326,975
			Horace Mann Educators	517,000	9,037,160
Sports and Recreation - 0.1%			PXRE Group	127,900	3,232,033
National R.V. Holdings [a]	149,700	2,208,075
					19,596,168
Other Consumer Products - 1.4%
Cross (A.T.) Company Cl. A a,d	339,900	1,621,323	Total (Cost $20,087,303)		24,219,268
JAKKS Pacific [a,d]	220,200	4,577,958
Playtex Products [a,d]	889,800	6,958,236	Financial Services – 1.1%
Universal Electronics [a,d]	457,200	8,014,716	Other Financial Services - 1.1%
Water Pik Technologies [a,d]	363,000	6,011,280	†Advanta Corp. Cl. A	144,300	3,164,499
			†Advanta Corp. Cl. B	362,300	8,303,916
		27,183,513	Metris Companies [a]	994,900	8,645,681

Total (Cost $80,927,106)		105,055,534	Total (Cost $13,159,624)		20,114,096

Consumer Services – 9.4%			Health – 3.1%
Leisure and Entertainment - 1.7%			Commercial Services - 0.3%
Carmike Cinemas [a]	178,644	7,047,506	The TriZetto Group [a,d]	783,000	5,246,100
Orient-Express Hotels Cl. A	373,300	6,323,702
Steinway Musical Instruments [a,d]	312,700	10,972,643	Drugs and Biotech - 0.6%
Vail Resorts [a,d]	418,300	8,014,628	†Cambrex Corporation	375,700	9,478,911
			Transgenomic [a,d]	663,600	909,132
		32,358,479
					10,388,043
Media and Broadcasting - 1.7%
†Cox Radio Cl. A a,d	314,600	5,467,748	Health Services - 1.6%
Emmis Communications Cl. A a,d	578,300	12,132,734	American Medical Security Group [a]	280,800	7,651,800
Insight Communications			Cross Country Healthcare [a,d]	437,300	7,936,995
Company Cl. A a,d	1,060,200	9,817,452	MIM Corporation [a,d]	521,800	4,539,660
Regent Communications [a,d]	692,300	4,285,337	Medical Staffing Network Holdings [a,d]	586,600	3,777,704
			Prime Medical Services [a,d]	548,100	4,351,914
		31,703,271	Quovadx [a,d]	523,704	628,445
			Tripos [a]	348,700	1,743,500
Restaurants and Lodgings - 0.9%
Champps Entertainment [a,d]	296,000	2,444,960			30,630,018
IHOP Corporation	49,700	1,777,272
Landry’s Restaurants	297,700	8,898,253	Medical Products and Devices - 0.4%
Rubio’s Restaurants [a]	435,300	3,460,635	Hologic [a,d]	228,100	5,303,325
			New Brunswick Scientific [a]	350,574	2,184,076
		16,581,120
					7,487,401
Retail Stores - 4.8%
Alloy [a,d]	1,206,500	7,419,975	Personal Care - 0.2%
Bombay Company (The) [a,d]	522,300	3,201,699	Revlon Cl. A a,d	1,401,440	4,134,248
Burlington Coat Factory Warehouse	466,400	9,001,520
Casual Male Retail Group [a,d]	772,500	5,639,250	Total (Cost $52,131,716)		57,885,810
Dillard’s Cl. A	484,300	10,799,890
Genesco [a,d]	309,500	7,313,485
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 51

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 25.3%			Paper and Packaging - 1.0%
Automotive - 0.3%			Graphic Packaging [a,d]	1,166,200	$10,087,630
Spartan Motors	523,800	$6,416,550	Longview Fibre [a,d]	582,700	8,583,171
			Peak International [a,d]	230,700	1,153,500
Building Systems and Components - 1.6%
Interface Cl. A a,d	1,114,700	9,731,331			19,824,301
Lennox International	603,500	10,923,350
Modtech Holdings [a,d]	342,001	2,640,248	Pumps, Valves and Bearings - 2.2%
The Shaw Group [a,d]	786,900	7,971,297	Baldor Electric	443,200	10,348,720
			CIRCOR International	472,800	9,640,392
		31,266,226	Flowserve Corporation [a,d]	547,500	13,654,650
			Gardner Denver [a,d]	286,400	7,990,560
Construction Materials - 0.5%
NCI Building Systems [a,d]	289,400	9,419,970			41,634,322

Industrial Components - 4.3%			Specialty Chemicals and Materials - 5.8%
American Technical Ceramics [a]	280,000	2,511,600	Albemarle Corporation	161,900	5,124,135
Belden	258,800	5,546,084	Calgon Carbon	824,400	5,523,480
CTS Corporation	307,900	3,713,274	H. B. Fuller Company	301,000	8,548,400
Deswell Industries	274,733	6,621,065	IMC Global [d]	879,400	11,783,960
Gerber Scientific [a,d]	1,085,200	7,661,512	LESCO [a]	353,200	4,796,456
GrafTech International [a,d]	477,600	4,995,696	Lydall [a]	452,300	4,418,971
Hawk Corporation Cl. A a,c	577,800	4,038,822	MacDermid	289,000	9,782,650
Ladish Company [a]	352,900	2,999,650	Material Sciences [a]	478,500	5,096,025
Lamson & Sessions Company [a]	503,700	4,049,748	Park Electrochemical	346,500	8,749,125
MagneTek [a,d]	1,162,000	9,691,080	PolyOne Corporation [a,d]	1,124,700	8,367,768
Penn Engineering & Manufacturing	205,800	4,412,352	Quaker Chemical	277,100	7,653,502
Planar Systems [a,d]	367,600	4,922,164	Rogers Corporation [a,d]	27,300	1,908,270
Timken Company (The)	554,100	14,678,109	†Spartech Corporation	469,900	12,189,206
Zygo Corporation [a]	455,200	5,093,688	Terra Industries [a,d]	580,500	3,268,215
			Titanium Metals [a,d]	129,989	12,030,482
		80,934,844
					109,240,645
Machinery - 6.2%
AGCO Corporation [a,d]	548,200	11,166,834	Textiles - 0.6%
Baldwin Technology Company Cl. A a	740,300	2,650,274	Dixie Group [a]	362,900	4,296,736
†DDS Technologies USA [a,d]	98,200	201,310	Phillips-Van Heusen	347,000	6,679,750
Evans & Sutherland Computer [a]	457,725	2,151,308	Wellman	88,700	721,131
FEI Company [a,d]	174,900	4,181,859
Flow International [a,c,d]	782,900	2,810,611			11,697,617
GSI Lumonics [a]	801,900	13,552,110
Hurco Companies [a]	219,200	2,612,645	Other Industrial Products - 0.9%
JLG Industries	564,100	7,835,349	Maxwell Technologies [a,d]	476,000	6,140,400
Keithley Instruments	340,700	7,546,505	McGrath RentCorp	272,800	10,079,960
LeCroy Corporation [a]	487,600	8,781,676
Regal-Beloit	491,900	10,949,694			16,220,360
Robotic Vision Systems [a,d]	890,360	2,350,550
Stewart & Stevenson Services	543,900	9,746,688	Total (Cost $350,068,717)		478,786,685
TB Wood’s c	272,800	2,209,680
Terex Corporation [a]	295,000	10,068,350	Industrial Services – 10.0%
Thermadyne Holdings [a,d]	374,700	5,245,800	Advertising and Publishing - 1.0%
UNOVA [a,d]	622,000	12,595,500	Journal Register Company [a]	376,800	7,536,000
			Modem Media [a,d]	1,015,774	5,342,971
		116,656,743	ValueClick [a,d]	549,500	6,583,010

Metal Fabrication and Distribution - 1.9%					19,461,981
Carpenter Technology	262,600	8,941,530
†Commonwealth Industries [a,d]	322,900	3,338,786	Commercial Services - 3.1%
Foster (L.B.) Company Cl. A a	469,400	3,755,200	Anacomp Cl. A a	109,900	2,313,395
Oregon Steel Mills [a,d]	957,500	14,113,550	Carreker Corporation [a,d]	168,000	1,683,360
RTI International Metals [a,d]	230,700	3,679,665	†MPS Group [a,d]	322,700	3,911,124
Universal Stainless & Alloy Products [a]	151,600	1,646,376	Management Network Group [a]	829,600	2,065,704
			Pegasus Solutions [a,d]	232,300	3,050,099
		35,475,107	Pemstar [a,d]	956,200	2,218,384
			†Precis [a,d]	304,400	767,088
			Province Healthcare Company [a,d]	463,200	7,943,880
			Rentrak Corporation [a]	370,400	3,478,056
			Sparton Corporation [a]	283,560	2,509,506
52 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Precious Metals and Mining - 0.9%
Commercial Services (continued)			Brush Engineered Materials [a,d]	393,500	$7,437,150
TRC Companies [a,d]	606,100	$10,109,748	Century Aluminum [a,d]	358,600	8,889,694
Volt Information Sciences [a,d]	500,000	15,755,000
Xanser Corporation [a]	1,131,500	2,783,490			16,326,844

		58,588,834	Total (Cost $74,446,707)		99,516,061

Engineering and Construction - 1.9%			Technology – 26.7%
Champion Enterprises [a,d]	916,300	8,411,634	Aerospace and Defense - 4.6%
Comfort Systems USA [a]	778,200	4,972,698	BE Aerospace [a,d]	1,363,100	10,332,298
†EMCOR Group [a,d]	184,400	8,109,912	CPI Aerostructures [a]	215,100	2,430,630
Fleetwood Enterprises [a,d]	713,400	10,379,970	Ducommun [a]	309,000	6,606,420
†Matrix Service Company [a,d]	517,700	4,736,955	Esterline Technologies [a,d]	449,400	13,270,782
			Fairchild Corporation (The) Cl. A a	747,500	3,199,300
		36,611,169	GenCorp	575,700	7,708,623
			HEICO Corporation	353,600	6,453,200
Food and Tobacco Processors - 0.1%			HEICO Corporation Cl. A	26,270	366,467
Galaxy Nutritional Foods [a]	485,800	1,044,470	Herley Industries [a,d]	80,000	1,563,200
			Hexcel Corporation [a,d]	1,179,500	13,658,610
Industrial Distribution - 0.8%			Kaman Corporation Cl. A	491,500	6,876,085
Aviall [a,d]	581,300	11,050,513	LaBarge [a]	549,200	4,146,460
Rush Enterprises Cl. B a,d	282,800	3,648,120	Sensytech [a]	153,900	3,576,636
			Teledyne Technologies [a,d]	311,300	6,232,226
		14,698,633
					86,420,937
Printing - 0.6%
Bowne & Co.	711,600	11,278,860	Components and Systems - 6.1%
			Ampex Corporation Cl. A a,c	307,740	553,932
Transportation and Logistics - 2.2%			Analogic Corporation	169,600	7,196,128
Alaska Air Group [a,d]	276,700	6,604,829	Ault [a,c]	307,600	919,724
Atlantic Coast Airlines Holdings [a,d]	687,300	3,945,102	Bonso Electronics International [a]	150,600	903,600
Celadon Group [a]	151,600	2,668,160	Cable Design Technologies [a,d]	924,900	9,803,940
Mesa Air Group [a,d]	534,600	4,324,914	†Celestica [a,d]	233,712	4,662,554
OMI Corporation	570,300	6,786,570	Chyron Corporation [a]	518,000	269,360
Sea Containers Cl. A	547,200	9,592,416	Del Global Technologies [a]	289,085	737,167
Stelmar Shipping	206,600	6,848,790	Del Global Technologies (Warrants) [a]	17,714	11,514
†Stonepath Group [a,d]	425,100	909,714	Dot Hill Systems [a,d]	565,600	6,340,376
			Hypercom Corporation [a]	413,200	3,491,540
		41,680,495	Innovex [a,d]	595,700	2,722,349
			Interlink Electronics [a]	372,100	3,627,975
Other Industrial Services - 0.3%			Interphase Corporation [a,c,d]	317,100	3,256,617
National Technical Systems [a]	343,700	1,632,575	Iomega Corporation	755,200	4,214,016
†Newpark Resources [a,d]	853,800	5,293,560	Lantronix [a,d]	920,100	1,168,527
			Merix Corporation [a,d]	248,000	2,812,320
		6,926,135	Network Equipment Technologies [a,d]	1,056,100	8,617,776
			OSI Systems [a,d]	290,700	5,793,651
Total (Cost $142,240,060)		190,290,577	Pinnacle Systems [a,d]	753,400	5,386,810
			Printronix [a,d]	278,300	4,104,925
Natural Resources – 5.2%			Radiant Systems [a]	700,100	3,283,469
Energy Services - 2.0%			SBS Technologies [a,d]	319,650	5,136,776
Boots & Coots International Well Control [a,d]	844,200	1,055,250	SCM Microsystems [a,d]	623,520	4,052,880
†Global Industries [a,d]	421,700	2,412,124	Spectrum Control [a,d]	545,700	4,349,229
GulfMark Offshore [a,d]	535,600	8,451,768	TTM Technologies [a,d]	477,000	5,652,450
Lone Star Technologies [a,d]	513,400	14,149,304	Vishay Intertechnology [a,d]	524,800	9,750,784
†Universal Compression Holdings [a]	303,900	9,323,652	Western Digital [a,d]	817,800	7,082,148
†Varco International [a,d]	141,500	3,097,435
					115,902,537
		38,489,533
			Distribution - 0.9%
Oil and Gas - 2.3%			Bell Industries [a,c]	431,100	1,293,300
†ATP Oil & Gas [a,d]	525,400	4,029,818	Bell Microproducts [a,d]	954,100	7,718,669
Forest Oil [a,d]	385,610	10,534,865	Benchmark Electronics [a]	260,100	7,568,910
Pengrowth Energy Trust	345,000	4,823,100
†Plains Exploration &					16,580,879
Production Company [a,d]	421,013	7,725,589
†Remington Oil & Gas [a,d]	306,600	7,235,760
Swift Energy Company [a,d]	469,200	10,350,552

		44,699,684

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 53

SCHEDULES OF INVESTMENTS

ROYCE OPPORTUNITY FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			General Communication Cl. A [a,d]	680,100	$5,399,994
Internet Software and Services - 0.9%			Glenayre Technologies [a]	1,062,500	2,443,750
Inforte Corporation [a]	253,100	$2,556,057	Globecomm Systems [a,d]	284,600	1,488,458
Internap Network Services [a,d]	1,389,300	1,681,053	Inter-Tel	253,900	6,339,883
NetIQ Corporation [a,d]	671,500	8,863,800	Interland [a,d]	536,700	1,508,127
NetSolve [a]	498,400	4,934,160	MetaSolv [a]	932,600	2,648,584
			Norstan [a,c]	687,000	2,040,390
		18,035,070	Powerwave Technologies [a,d]	1,181,000	9,093,700
			Radyne ComStream [a,d]	300,000	2,400,000
IT Services - 1.4%			Symmetricom [a,d]	1,101,700	9,805,130
CIBER [a,d]	659,723	5,422,923	†Teleglobe International Holdings [a,d]	113,450	576,326
Computer Horizons [a,c]	1,659,200	6,620,208	Westell Technologies Cl. A [a]	797,200	4,065,720
Computer Task Group [a,c]	1,048,900	4,143,155
Keane [a]	697,300	9,546,037			82,464,841
Technology Solutions [a]	1,028,900	1,111,212
			Total (Cost $422,244,412)		505,656,798
		26,843,535
			Utilities – 0.2%
Semiconductors and Equipment - 6.0%			†Sierra Pacific Resources [a,d]	558,600	4,306,806
ADE Corporation [a]	282,900	6,113,469
Alliance Semiconductor [a,d]	1,279,500	7,613,025	Total (Cost $4,395,543)		4,306,806
ANADIGICS [a,d]	432,500	2,231,268
Brooks Automation [a,d]	476,900	9,609,535	Miscellaneous – 4.3%
California Micro Devices [a,d]	484,600	5,587,438	Total (Cost $79,319,261)		80,795,554
†Conexant Systems [a,d]	1,309,016	5,668,039
Credence Systems [a,d]	595,800	8,222,040	TOTAL COMMON STOCKS
FSI International [a,d]	760,200	5,937,162	(Cost $1,391,369,592)		1,745,310,732
Intevac [a]	226,275	2,007,059
LogicVision [a]	235,600	659,680	REPURCHASE AGREEMENT – 7.7%
MEMC Electronic Materials [a,d]	1,049,500	10,369,060	State Street Bank & Trust Company,
Mentor Graphics [a,d]	406,500	6,288,555	0.60% dated 6/30/04, due 7/1/04,
Metron Technology [a,c,d]	853,200	2,064,744	maturity value $145,109,418
PLX Technology [a,d]	304,700	5,259,122	(collateralized by U.S. Treasury Bonds,
Pericom Semiconductor [a,d]	641,800	6,873,678	8.125%-10.375% due 11/15/12-8/15/19,
Silicon Storage Technology [a,d]	619,700	6,382,910	valued at $148,023,275)
Standard Microsystems [a,d]	298,100	6,951,692	(Cost $145,107,000)		145,107,000
TriQuint Semiconductor [a,d]	950,500	5,189,730
Veeco Instruments [a,d]	338,300	8,731,523	COLLATERAL RECEIVED FOR SECURITIES
White Electronic Designs [a,d]	494,300	2,590,132	LOANED – 11.6%
			Money Market Funds
		114,349,861	State Street Navigator Securities Lending
			Prime Portfolio
Software - 2.4%			(Cost $219,069,492)		219,069,492
Borland Software [a,d]	956,300	8,118,987
Bottomline Technologies [a,d]	390,900	4,123,995	TOTAL INVESTMENTS – 111.5%
Captiva Software [a,d]	60,000	581,400	(Cost $1,755,546,084)		2,109,487,224
†Digital Impact [a,d]	790,800	1,502,520
Epicor Software [a,d]	573,200	8,053,460	LIABILITIES LESS CASH
Evolving Systems [a,d]	315,900	1,500,525	AND OTHER ASSETS – (11.5)%		(216,724,280)
Indus International [a]	961,000	2,018,100
MAPICS [a,d]	467,700	4,938,912	NET ASSETS – 100.0%		$1,892,762,944
MSC.Software [a,d]	534,500	4,783,775
†Manugistics Group [a,d]	970,000	3,171,900
Phoenix Technologies [a,d]	813,600	5,687,064
Versant Corporation [a,d]	445,000	578,500

		45,059,138

Telecommunications - 4.4%
Andrew Corporation [a,d]	487,000	9,744,870
Carrier Access [a,d]	455,700	5,431,944
Centillium Communications [a,d]	1,123,500	4,303,005
ClearOne Communications [a,d]	388,300	2,057,990
CommScope [a,d]	409,000	8,773,050
†Covad Communications Group [a,d]	1,130,800	2,713,920
EMCORE Corporation [a,d]	500,000	1,630,000
54 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

ROYCE PREMIER FUND

COMMON STOCKS – 84.8%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 9.9%			Medical Products and Devices - 3.0%
Apparel and Shoes - 3.2%			†Arrow International	872,300	$26,099,216
Polo Ralph Lauren Cl. A	1,289,100	$44,409,495	Haemonetics [a]	365,400	10,834,110
†Timberland Company Cl. A a	539,300	34,833,387	†Viasys Healthcare [a,c]	1,781,900	37,259,529

		79,242,882			74,192,855

Home Furnishing and Appliances - 0.5%			Personal Care - 1.2%
La-Z-Boy	730,800	13,139,784	Ocular Sciences [a]	794,100	30,175,800

Sports and Recreation - 3.1%			Total (Cost $173,315,712)		252,359,328
†Thor Industries	709,100	23,726,486
Winnebago Industries	1,409,500	52,546,160	Industrial Products – 13.0%
			Automotive - 1.3%
		76,272,646	†Adesa [a,d]	1,385,000	33,295,400

Other Consumer Products - 3.1%			Building Systems and Components - 2.7%
Fossil [a]	952,500	25,955,625	Simpson Manufacturing	1,192,100	66,900,652
Matthews International Cl. A	876,500	28,871,910
Yankee Candle Company [a]	715,100	20,916,675	Construction Materials - 2.6%
			Florida Rock Industries	1,521,450	64,159,547
		75,744,210
			Machinery - 4.5%
Total (Cost $182,432,656)		244,399,522	Lincoln Electric Holdings	1,585,797	54,059,820
			National Instruments	428,712	13,140,023
Consumer Services – 6.4%			Woodward Governor Company [c]	625,604	45,112,304
Direct Marketing - 2.8%
Nu Skin Enterprises Cl. A	2,709,900	68,614,668			112,312,147

Retail Stores - 3.6%			Metal Fabrication and Distribution - 1.9%
Big Lots [a]	3,138,000	45,375,480	†Schnitzer Steel Industries Cl. A	1,356,000	46,049,760
Charming Shoppes [a]	1,487,200	13,280,696
Pier 1 Imports	1,789,400	31,654,486	Total (Cost $197,233,458)		322,717,506

		90,310,662	Industrial Services – 8.3%
			Commercial Services - 1.5%
Total (Cost $118,257,578)		158,925,330	Reynolds & Reynolds Company Cl. A	620,000	14,340,600
			West Corporation [a]	922,400	24,120,760
Financial Intermediaries – 8.6%
Insurance - 7.1%					38,461,360
Alleghany Corporation [a]	242,400	69,568,800
Erie Indemnity Company Cl. A	1,175,200	54,975,856	Engineering and Construction - 1.7%
Wesco Financial	67,670	24,496,540	Dycom Industries [a]	1,493,300	41,812,400
White Mountains Insurance Group	26,850	13,693,500
Zenith National Insurance	280,400	13,627,440	Industrial Distribution - 2.1%
			Ritchie Bros. Auctioneers [c]	1,763,300	51,329,663
		176,362,136
			Transportation and Logistics - 3.0%
Other Financial Intermediaries - 1.5%			Brink’s Company (The)	852,294	29,191,069
TSX Group	1,012,000	35,932,568	EGL [a]	1,674,200	44,533,720

Total (Cost $139,120,630)		212,294,704			73,724,789

Financial Services – 2.7%			Total (Cost $130,159,434)		205,328,212
Information and Processing - 2.7%
FactSet Research Systems	1,101,500	52,067,905	Natural Resources – 12.6%
Interactive Data [a]	884,100	15,401,022	Energy Services - 5.6%
			Ensign Resource Service Group	3,697,300	58,440,838
Total (Cost $51,507,777)		67,468,927	Precision Drilling [a]	570,000	27,365,700
			Tidewater	698,000	20,800,400
Health – 10.2%			†Trican Well Service [a,c]	1,070,000	33,522,303
Commercial Services - 2.0%
Covance [a]	611,500	23,591,670			140,129,241
IDEXX Laboratories [a]	400,200	25,188,588
			Oil and Gas - 2.1%
		48,780,258	Unit Corporation [a]	1,642,900	51,669,205

Drugs and Biotech - 4.0%			Precious Metals and Mining - 4.9%
Endo Pharmaceuticals Holdings [a]	2,807,850	65,844,082	Glamis Gold [a]	2,942,700	51,585,531
Perrigo Company	1,758,900	33,366,333	Goldcorp	3,443,300	40,183,311
			Hecla Mining Company [a]	5,032,100	28,682,970
		99,210,415
					120,451,812

			Total (Cost $269,568,870)		312,250,258

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 55

SCHEDULES OF INVESTMENTS

ROYCE PREMIER FUND (continued)	ROYCE TRUSTSHARES FUND

			COMMON STOCKS – 85.9%
	SHARES	VALUE		SHARES	VALUE
Technology – 13.1%			Consumer Products – 4.5%
Aerospace and Defense - 1.4%			Apparel and Shoes - 4.5%
Curtiss-Wright	608,400	$34,185,996	Delta Apparel	45,680	$1,112,308
			†Polo Ralph Lauren Cl. A	30,500	1,050,725
Components and Systems - 4.0%
Dionex Corporation [a]	798,900	44,075,313	Total (Cost $1,293,761)		2,163,033
Symbol Technologies	1,927,400	28,409,876
Zebra Technologies Cl. A a	302,600	26,326,200	Consumer Services – 2.0%
			Other Consumer Services - 2.0%
		98,811,389	Sotheby’s Holdings Cl. A a	60,000	957,600

Distribution - 0.7%			Total (Cost $531,000)		957,600
Arrow Electronics [a]	644,100	17,274,762
			Financial Intermediaries – 3.0%
IT Services - 4.6%			Insurance - 1.5%
Gartner Cl. A a	2,628,600	34,750,092	Erie Indemnity Company Cl. A	15,000	701,700
Keane [a]	1,162,200	15,910,518
MAXIMUS [a]	732,600	25,977,996	Securities Brokers - 1.5%
Perot Systems Cl. A a	2,883,700	38,266,699	E*TRADE Financial [a]	65,200	726,980

		114,905,305	Total (Cost $895,658)		1,428,680

Semiconductors and Equipment - 2.4%			Financial Services – 8.4%
Cabot Microelectronics [a]	841,300	25,752,193	Information and Processing - 2.5%
Cognex Corporation	871,800	33,546,864	eFunds Corporation [a]	34,900	610,750
			SEI Investments	20,000	580,800
		59,299,057
					1,191,550
Total (Cost $210,616,154)		324,476,509
			Insurance Brokers - 1.1%
TOTAL COMMON STOCKS			Gallagher (Arthur J.) & Company	18,000	548,100
(Cost $1,472,212,269)		2,100,220,296
			Investment Management - 4.8%
REPURCHASE AGREEMENT – 15.8%			Alliance Capital Management Holding L.P.	30,000	1,018,500
State Street Bank & Trust Company,			†Federated Investors Cl. B	20,000	606,800
0.60% dated 6/30/04, due 7/1/04,			†Nuveen Investments Cl. A	25,800	691,440
maturity value $391,039,517
(collateralized by U.S. Treasury Bonds,					2,316,740
7.25%-7.50% due 5/15/16-11/15/16,
valued at $398,898,665)			Total (Cost $3,874,193)		4,056,390
(Cost $391,033,000)		391,033,000
			Health – 13.6%
COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%			Commercial Services - 4.2%
U.S. Treasury Bonds			†Bruker BioSciences [a]	230,000	1,120,100
6.00%-13.25% due 11/15/09-8/15/29		14,715,886	First Consulting Group [a]	82,700	456,504
U.S. Treasury Notes			The TriZetto Group [a]	64,400	431,480
1.625%-6.625% due 4/30/05-5/15/08		3,919,642
					2,008,084
(Cost $18,635,528)		18,635,528
			Drugs and Biotech - 5.9%
TOTAL INVESTMENTS – 101.3%			Applera Corporation - Applied Biosystems Group	30,000	652,500
(Cost $1,881,880,797)		2,509,888,824	Elan Corporation ADR [a,b]	20,000	494,800
			Lexicon Genetics [a]	78,000	611,520
LIABILITIES LESS CASH			Perrigo Company	27,900	529,263
AND OTHER ASSETS – (1.3)%		(33,386,213)	†Priority Healthcare Cl. B a	25,000	573,750

NET ASSETS – 100.0%		$2,476,502,611			2,861,833

			Medical Products and Devices - 2.7%
			Arrow International	24,900	745,008
			†STERIS Corporation [a]	25,000	564,000

					1,309,008

			Personal Care - 0.8%
			Ocular Sciences [a]	9,800	372,400

			Total (Cost $5,520,471)		6,551,325

56 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 4.9%			Perot Systems Cl. A a	55,000	$729,850
Industrial Components - 1.6%			Syntel	37,700	623,935
†Intermagnetics General [a]	22,900	$779,287
					3,752,804
Machinery - 2.1%
Lincoln Electric Holdings	28,900	985,201	Semiconductors and Equipment - 2.8%
			CEVA [a]	36,000	284,760
Metal Fabrication and Distribution - 1.2%			Credence Systems [a]	30,000	414,000
†Schnitzer Steel Industries Cl. A	17,500	594,300	Exar Corporation [a]	45,600	668,496

Total (Cost $1,751,615)		2,358,788			1,367,256

Industrial Services – 19.3%			Software - 1.2%
Commercial Services - 10.2%			ManTech International Cl. A a	20,000	375,400
†Harsco Corporation	20,000	940,000	Verity [a]	15,000	202,650
iGATE Corporation [a]	144,900	576,702
Kforce [a]	107,500	1,014,800			578,050
MPS Group [a]	60,000	727,200
†Pegasystems [a]	77,800	680,750	Total (Cost $9,288,696)		11,821,668
†Viad	36,100	975,061
			Miscellaneous – 1.4%
		4,914,513	Total (Cost $642,729)		684,050

Engineering and Construction - 3.3%			TOTAL COMMON STOCKS
†EMCOR Group [a]	12,000	527,760	(Cost $31,930,010)		41,410,940
Insituform Technologies Cl. A a	35,000	569,450
†Integrated Electrical Services [a]	62,000	499,100	REPURCHASE AGREEMENT – 15.8%
			State Street Bank & Trust Company,
		1,596,310	0.60% dated 6/30/04, due 7/1/04,
			maturity value $7,597,127
Industrial Distribution - 2.3%			(collateralized by U.S. Treasury Notes,
Ritchie Bros. Auctioneers	39,000	1,135,290	1.625% due 1/31/05, valued at $7,753,538)
			(Cost $7,597,000)		7,597,000
Transportation and Logistics - 3.5%
EGL [a]	30,000	798,000	TOTAL INVESTMENTS – 101.7%
UTI Worldwide	16,700	879,923	(Cost $39,527,010)		49,007,940

		1,677,923	LIABILITIES LESS CASH
			AND OTHER ASSETS – (1.7)%		(817,654)
Total (Cost $6,502,813)		9,324,036
			NET ASSETS – 100.0%		$48,190,286
Natural Resources – 4.3%
Energy Services - 4.3%
Input/Output [a]	135,000	1,119,150
Universal Compression Holdings [a]	22,000	674,960
Willbros Group [a]	18,000	271,260

Total (Cost $1,629,074)		2,065,370

Technology – 24.5%
Components and Systems - 10.7%
Excel Technology [a]	16,000	532,000
Kronos [a]	17,250	710,700
Newport Corporation [a]	69,000	1,115,730
†Plexus Corporation [a]	50,800	685,800
Richardson Electronics	56,100	621,588
Symbol Technologies	38,000	560,120
Technitrol [a]	42,800	937,320

		5,163,258

Distribution - 2.0%
†Benchmark Electronics [a]	33,000	960,300

IT Services - 7.8%
BearingPoint [a]	46,700	414,229
Forrester Research [a]	30,000	559,500
Gartner Cl. A a	55,000	727,100
Keane [a]	51,000	698,190
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 57

SCHEDULES OF INVESTMENTS

ROYCE SPECIAL EQUITY FUND

COMMON STOCKS – 86.5%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 18.3%			Financial Services – 2.2%
Apparel and Shoes - 3.1%			Insurance Brokers - 2.2%
Hampshire Group [a,c]	212,500	$6,160,375	Hilb Rogal & Hobbs Company	600,000	$21,408,000
K-Swiss Cl. A	627,500	12,681,775
Kellwood Company	275,000	11,976,250	Total (Cost $18,992,265)		21,408,000

		30,818,400	Health – 5.7%
			Commercial Services - 0.5%
Collectibles - 0.9%			Owens & Minor	175,000	4,532,500
Russ Berrie & Company	445,000	8,646,350

Food/Beverage/Tobacco - 4.0%			Health Services - 1.0%
Lancaster Colony	550,000	22,902,000	AMN Healthcare Services [a]	304,999	4,663,435
National Beverage	1,125,000	11,171,250	National Dentex [a,c]	180,200	5,222,196
Riviana Foods	230,200	6,024,334
					9,885,631
		40,097,584

Home Furnishing and Appliances - 6.9%			Medical Products and Devices - 3.0%
American Woodmark	276,765	16,564,385	Bio-Rad Laboratories Cl. A a	445,000	26,192,700
Chromcraft Revington [a,c]	306,000	3,901,500	Utah Medical Products	150,000	3,963,000
Ethan Allen Interiors	250,000	8,977,500
Flexsteel Industries [c]	365,000	8,541,000			30,155,700
Hooker Furniture	635,000	12,807,950
National Presto Industries [c]	440,000	18,141,200	Personal Care - 1.2%
			Regis	280,000	12,485,200
		68,933,535
			Total (Cost $47,201,849)		57,059,031
Sports and Recreation - 1.2%
Escalade	375,000	8,666,250	Industrial Products – 22.0%
Johnson Outdoors Cl. A a	154,300	3,001,135	Automotive - 4.7%
			Bandag Cl. A	555,000	23,088,000
		11,667,385	R & B a	340,000	6,660,600
			Strattec Security [a]	141,500	9,682,845
Other Consumer Products - 2.2%			Superior Industries International	230,000	7,693,500
Koss Corporation	150,000	3,175,500
Movado Group	267,600	4,616,100			47,124,945
Toro Company (The)	145,000	10,160,150
Yankee Candle Company [a]	158,000	4,621,500	Building Systems and Components - 0.7%
			Simpson Manufacturing	130,000	7,295,600
		22,573,250
			Industrial Components - 2.0%
Total (Cost $153,734,872)		182,736,504	Genlyte Group (The) [a]	190,000	11,947,200
			Standex International	290,000	7,888,000
Consumer Services – 20.8%
Leisure and Entertainment - 0.2%					19,835,200
Bowl America Cl. A	165,000	2,334,750
			Machinery - 3.3%
Restaurants and Lodgings - 6.0%			Briggs & Stratton	200,000	17,670,000
Benihana Cl. A a	236,300	3,520,870	Cascade Corporation	495,000	15,468,750
Bob Evans Farms	747,500	20,466,550
CEC Entertainment [a]	525,000	15,492,750			33,138,750
Frisch’s Restaurants [c]	274,000	8,151,500
Jack in the Box [a]	400,000	11,880,000	Metal Fabrication and Distribution - 1.3%
			Quanex Corporation	270,000	13,149,000
		59,511,670
			Pumps, Valves and Bearings - 0.7%
Retail Stores - 14.6%			Met-Pro Corporation [c]	480,000	7,152,000
†AnnTaylor Stores [a]	350,000	10,143,000
Arden Group Cl. A	114,718	10,281,027	Specialty Chemicals and Materials - 8.0%
BJ’s Wholesale Club [a]	725,000	18,125,000	Hawkins	475,000	5,690,500
Borders Group	1,375,000	32,230,000	Lubrizol Corporation	745,000	27,281,900
Cato Corporation Cl. A	490,000	11,000,500	Quaker Chemical	226,100	6,244,882
Deb Shops	425,000	10,225,500	Schulman (A.)	860,000	18,481,400
Dress Barn (The) [a]	825,000	14,124,000	Schweitzer-Mauduit International	705,000	21,594,150
Hancock Fabrics	420,000	5,355,000
Jo-Ann Stores [a]	305,000	8,967,000			79,292,832
Sharper Image [a]	255,000	8,004,450
Talbots	444,600	17,406,090	Other Industrial Products - 1.3%
			MITY Enterprises [a]	170,000	2,898,500
		145,861,567	Superior Uniform Group [c]	600,000	9,534,000

Total (Cost $176,464,818)		207,707,987			12,432,500

			Total (Cost $172,727,408)		219,420,827

58 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

ROYCE SELECT FUND

			COMMON STOCKS – 88.6%
	SHARES	VALUE		SHARES	VALUE
Industrial Services – 16.8%			Consumer Products – 3.0%
Commercial Services - 2.1%			Apparel and Shoes - 2.4%
†Global Imaging Systems [a]	235,000	$8,615,100	†Polo Ralph Lauren Cl. A	15,800	$544,310
Watson Wyatt & Company Holdings	461,000	12,285,650
			Collectibles - 0.6%
		20,900,750	The Boyds Collection [a]	42,300	140,436

Engineering and Construction - 0.8%			Total (Cost $837,352)		684,746
Skyline Corporation	190,600	7,747,890
			Consumer Services – 1.1%
Food and Tobacco Processors - 5.2%			Retail Stores - 1.1%
Farmer Bros.	419,200	11,247,136	Big Lots [a]	18,000	260,280
Sanderson Farms	375,000	20,107,500
Universal	410,000	20,885,400	Total (Cost $254,835)		260,280

		52,240,036	Financial Intermediaries – 8.6%
			Insurance - 3.8%
Industrial Distribution - 1.6%			Erie Indemnity Company Cl. A	10,000	467,800
Lawson Products	415,000	15,832,250	Montpelier Re Holdings	5,200	181,740
			Zenith National Insurance	5,000	243,000
Printing - 6.0%
Banta Corporation	712,500	31,642,125			892,540
CSS Industries	494,800	17,337,792
Ennis Business Forms	565,000	11,017,500	Real Estate Investment Trusts - 2.6%
			Rayonier	13,650	606,743
		59,997,417
			Securities Brokers - 2.2%
Transportation and Logistics - 1.1%			E*TRADE Financial [a]	45,300	505,095
†Arkansas Best	325,000	10,699,000
			Total (Cost $1,475,883)		2,004,378
Total (Cost $124,603,024)		167,417,343
			Financial Services – 8.4%
Miscellaneous – 0.7%			Information and Processing - 4.0%
Total (Cost $6,814,447)		7,286,377	eFunds Corporation [a]	25,000	437,500
			†SEI Investments	16,700	484,968
TOTAL COMMON STOCKS
(Cost $700,538,683)		863,036,069			922,468

REPURCHASE AGREEMENT – 14.9%			Insurance Brokers - 2.0%
State Street Bank & Trust Company,			Gallagher (Arthur J.) & Company	15,000	456,750
0.60% dated 6/30/04, due 7/1/04,
maturity value $147,198,470			Investment Management - 1.8%
(collateralized by U.S. Treasury Bonds,			†Nuveen Investments Cl. A	15,800	423,440
10.375% due 11/15/12 and U.S. Treasury Notes,
4.25%-6.50% due 2/15/07-8/15/13,			Other Financial Services - 0.6%
valued at $151,165,628)			PRG-Schultz International [a]	27,400	149,878
(Cost $148,196,000)		148,196,000
			Total (Cost $1,619,851)		1,952,536
TOTAL INVESTMENTS – 101.4%
(Cost $848,734,683)		1,011,232,069	Health – 12.9%
			Commercial Services - 5.2%
LIABILITIES LESS CASH			Bruker BioSciences [a]	139,700	680,339
AND OTHER ASSETS – (1.4)%		(13,927,290)	Covance [a]	4,500	173,610
			First Consulting Group [a]	40,000	220,800
NET ASSETS – 100.0%		$997,304,779	The TriZetto Group [a]	20,000	134,000

					1,208,749

			Drugs and Biotech - 3.9%
			Emisphere Technologies [a]	47,800	195,980
			Lexicon Genetics [a]	37,500	294,000
			Perrigo Company	22,000	417,340

					907,320

			Medical Products and Devices - 2.6%
			Arrow International	20,000	598,400

			Personal Care - 1.2%
			Ocular Sciences [a]	7,000	266,000

			Total (Cost $2,215,277)		2,980,469

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 59

SCHEDULES OF INVESTMENTS	JUNE 30, 2004 (UNAUDITED)

ROYCE SELECT FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 7.0%			Distribution - 0.8%
Building Systems and Components - 1.8%			Tech Data [a]	4,800	$187,824

Juno Lighting [a]	11,500	$410,550	IT Services - 10.1%
			BearingPoint [a]	22,500	199,575
Construction Materials - 1.6%			Black Box	4,500	212,670
Florida Rock Industries	8,625	363,716	Covansys Corporation [a]	66,000	681,780
			Gartner Cl. A [a]	34,600	457,412
Specialty Chemicals and Materials - 2.2%			Perot Systems Cl. A [a]	37,300	494,971
MacDermid	15,000	507,750	Syntel	17,600	291,280

Other Industrial Products - 1.4%					2,337,688
BHA Group Holdings	8,900	336,865
			Semiconductors and Equipment - 4.3%
Total (Cost $595,287)		1,618,881	Credence Systems [a]	17,000	234,600
			Exar Corporation [a]	33,700	494,042
Industrial Services – 12.1%			PDF Solutions [a]	30,000	254,100
Commercial Services - 5.9%
†Hillenbrand Industries	5,000	302,250			982,742
iGATE Corporation [a]	73,300	291,734
MPS Group [a]	30,000	363,600	Software - 4.6%
RemedyTemp Cl. A [a]	18,500	223,850	JDA Software Group [a]	22,000	289,740
†Viad	6,900	186,369	ManTech International Cl. A [a]	20,000	375,400
			Verity [a]	30,000	405,300
		1,367,803
					1,070,440
Industrial Distribution - 2.5%
Ritchie Bros. Auctioneers	20,000	582,200	Telecommunications - 0.9%
			Level 3 Communications [a]	60,000	213,000
Transportation and Logistics - 3.7%
EGL [a]	16,000	425,600	Total (Cost $4,574,740)		6,168,708
UTI Worldwide	8,300	437,327
			Miscellaneous – 1.2%
		862,927	Total (Cost $255,384)		283,775

Total (Cost $1,687,503)		2,812,930	TOTAL COMMON STOCKS
			(Cost $14,837,267)		20,555,654
Natural Resources – 7.7%
Energy Services - 5.5%			REPURCHASE AGREEMENT – 2.0%
Input/Output [a]	91,900	761,851	State Street Bank & Trust Company,
Universal Compression Holdings [a]	17,000	521,560	0.60% dated 6/30/04, due 7/1/04,
			maturity value $470,008
		1,283,411	(collateralized by U.S. Treasury Notes,
			6.50% due 8/15/05, valued at $482,063)
Oil and Gas - 2.2%			(Cost $470,000)		470,000
Penn Virginia	14,000	505,540
			TOTAL INVESTMENTS – 90.6%
Total (Cost $1,321,155)		1,788,951	(Cost $15,307,267)		21,025,654

Technology – 26.6%			CASH AND OTHER ASSETS
Components and Systems - 5.9%			LESS LIABILITIES – 9.4%		2,184,725
Newport Corporation [a]	15,600	252,252
†Plexus Corporation [a]	21,700	292,950	NET ASSETS – 100.0%		$23,210,379
Richardson Electronics	24,900	275,892
Symbol Technologies	8,000	117,920
Technitrol [a]	20,000	438,000

		1,377,014

[a]	Non-income producing.

[b]	American Depository Receipt.

[c]
At June 30, 2004, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[d]	A portion of these securities were on loan at June 30, 2004.

†	New additions in 2004.

Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2004 market value.

60 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2004 (UNAUDITED)

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Affiliated Companies	$22,203,702	$17,943,469	$34,458,782	$698,880,879
Non-Affiliates	1,473,412,776	541,500,043	3,255,476,160	2,904,841,548
Repurchase agreements (at cost and value)	213,017,000	78,816,000	370,797,000	534,719,000
Cash	327,534	5,589	122,773	139,356
Receivable for investments sold	5,028,722	824,873	6,449,563	8,943,697
Receivable for capital shares sold	19,195,137	310,184	13,496,173	11,245,965
Receivable for dividends and interest	618,788	75,664	6,282,586	1,309,221
Prepaid expenses and other assets	1,716	769	3,198	4,067

Total Assets	1,733,805,375	639,476,591	3,687,086,235	4,160,083,733

LIABILITIES:
Payable for collateral on loaned securities	89,420,862	29,406,236	8,452,061	98,773,465
Payable for investments purchased	1,925,914	458,339	48,686,852	14,703,200
Payable for capital shares redeemed	753,620	402,079	2,250,493	2,473,051
Payable for investment advisory fees	983,484	645,890	2,855,968	4,258,603
Accrued expenses	411,065	191,050	923,047	1,165,955

Total Liabilities	93,494,945	31,103,594	63,168,421	121,374,274

Net Assets	$1,640,310,430	$608,372,997	$3,623,917,814	$4,038,709,459

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(4,541,422)	$(3,522,017)	$5,907,538	$(22,179,541)
Accumulated net realized gain (loss) on investments	70,348,282	72,088,910	35,752,350	123,303,122
Net unrealized appreciation (depreciation) on investments	433,260,959	110,988,971	626,809,255	640,424,278
Paid-in capital	1,141,242,611	428,817,133	2,955,448,671	3,297,161,600

Net Assets	$1,640,310,430	$608,372,997	$3,623,917,814	$4,038,709,459

Investment Class	$1,033,348,742	$446,869,487	$2,942,986,456	$4,038,709,459
Consultant Class	$606,961,688	$149,684,279	$399,823,760
Institutional Class		$10,790,170	$86,307,157
Financial Intermediary Class		$1,029,061	$194,800,441

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	107,551,648	28,097,170	260,034,746	273,184,698
Consultant Class	65,136,097	9,815,075	35,376,749
Institutional Class		677,575	7,601,824
Financial Intermediary Class		64,794	17,405,966

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$9.61	$15.90	$11.32	$14.78
Consultant Class (1)	$9.32	$15.25	$11.30
Institutional Class (2)		$15.92	$11.35
Financial Intermediary Class (2)		$15.88	$11.19

* Investments at identified cost	$1,062,355,519	$448,454,541	$2,663,125,687	$2,963,298,149

Market value of loaned securities	$87,783,366	$28,559,367	$7,873,835	$95,421,618

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 61

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2004 (UNAUDITED)

	Royce Opportunity Fund	Royce Premier Fund	Royce TrustShares Fund	Royce Special Equity Fund	Royce Select Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Affiliated Companies	$29,951,183	$167,223,799	$–	$66,803,771	$–
Non-Affiliates	1,934,429,041	1,951,632,025	41,410,940	796,232,298	20,555,654
Repurchase agreements (at cost and value)	145,107,000	391,033,000	7,597,000	148,196,000	470,000
Cash	1,079,128	1,951	591	481	64
Receivable for investments sold	9,176,374	9,770,356	1,307,006	730,907	2,174,918
Receivable for capital shares sold	4,214,787	19,317,380	50	3,606,314	–
Receivable for dividends and interest	570,108	1,027,939	10,038	613,850	9,743
Prepaid expenses and other assets	1,731	2,181	65	954	–

Total Assets	2,124,529,352	2,540,008,631	50,325,690	1,016,184,575	23,210,379

LIABILITIES:
Payable for collateral on loaned securities	219,069,492	18,635,528	–	–	–
Payable for investments purchased	6,347,452	41,329,272	2,062,388	17,079,626	–
Payable for capital shares redeemed	4,480,867	1,015,567	–	763,402	–
Payable for investment advisory fees	1,481,895	1,924,136	38,506	787,641	–
Accrued expenses	386,702	601,517	34,510	249,127	–

Total Liabilities	231,766,408	63,506,020	2,135,404	18,879,796	–

Net Assets	$1,892,762,944	$2,476,502,611	$48,190,286	$997,304,779	$23,210,379

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(4,772,255)	$(6,225,674)	$(286,660)	$5,573,006	$(269,858)
Accumulated net realized gain (loss) on investments	122,233,955	128,409,656	6,170,093	34,187,539	3,653,780
Net unrealized appreciation (depreciation) on investments	353,941,140	628,008,027	9,480,930	162,497,386	5,718,387
Paid-in capital	1,421,360,104	1,726,310,602	32,825,923	795,046,848	14,108,070

Net Assets	$1,892,762,944	$2,476,502,611	$48,190,286	$997,304,779	$23,210,379

Investment Class	$1,560,809,288	$2,370,714,244	$38,804,752	$872,613,242	$23,210,379
Consultant Class		$13,716,713	$1,246,828	$18,795,258
Institutional Class	$149,860,889	$47,035,462		$99,259,206
Financial Intermediary Class	$182,092,767	$45,036,192		$6,637,073
Consultant B Class			$8,138,706

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	120,058,917	162,677,345	2,907,839	44,607,897	107,564
Consultant Class		955,173	99,537	970,310
Institutional Class	11,504,495	3,223,355		5,078,501
Financial Intermediary Class	14,130,751	3,096,525		339,954
Consultant B Class			647,510

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$13.00	$14.57	$13.34	$19.56	$215.78
Consultant Class (1)		$14.36	$12.53	$19.37
Institutional Class (2)	$13.03	$14.59		$19.54
Financial Intermediary Class (2)	$12.89	$14.54		$19.52
Consultant B Class (3)			$12.57

* Investments at identified cost	$1,610,439,084	$1,490,847,797	$31,930,010	$700,538,683	$14,837,267

Market value of loaned securities	$213,987,632	$18,270,308

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund and Royce TrustShares Fund within three years of purchase).
(2)	Offering and redemption price per share.
(3)	Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge.

62 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Total Return Fund

	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,541,422)	$(5,092,130)	$(3,522,017)	$(5,551,909)	$16,337,697	$20,782,203
Net realized gain (loss) on investments	56,231,101	72,954,257	56,054,708	47,180,743	26,358,236	27,944,214
Net change in unrealized appreciation (depreciation) on investments	60,356,052	264,976,223	(15,675,945)	142,024,554	155,558,193	465,759,059

Net increase (decrease) in net assets from investment operations	112,045,731	332,838,350	36,856,746	183,653,388	198,254,126	514,485,476

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	(12,315,879)	(16,167,094)
Consultant Class	–	–	–	–	–	–
Institutional Class			–	–	(360,529)	(303,203)
Financial Intermediary Class		–	–	–	(810,931)	(370,816)
Net realized gain on investments
Investment Class	–	(31,783,095)	–	(15,908,718)	–	(17,132,980)
Consultant Class	–	(18,795,840)	–	(5,415,196)	–	(2,295,719)
Institutional Class			–	(368,623)	–	(463,070)
Financial Intermediary Class		(5)	–	(6,725)	–	(544,760)

Total distributions	–	(50,578,940)	–	(21,699,262)	(13,487,339)	(37,277,642)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	191,343,122	241,454,486	36,046,115	117,202,530	746,772,998	1,173,867,666
Consultant Class	113,269,815	133,493,476	10,964,372	56,887,288	88,001,934	156,854,956
Institutional Class			–	9,499,389	17,613,592	62,979,802
Financial Intermediary Class		4,086,353	842,221	174,489	71,141,462	113,392,700
Distributions reinvested
Investment Class	–	25,964,221	–	15,006,731	11,118,778	30,392,271
Consultant Class	–	18,400,660	–	5,351,881	–	2,254,836
Institutional Class			–	368,622	323,859	739,753
Financial Intermediary Class		4	–	6,724	728,083	825,130
Value of shares redeemed
Investment Class	(69,956,539)	(71,043,493)	(48,688,875)	(89,400,642)	(254,400,124)	(305,877,903)
Consultant Class	(30,483,215)	(34,311,911)	(14,225,682)	(22,513,056)	(17,712,545)	(23,141,646)
Institutional Class			–	–	(4,048,099)	(3,121,487)
Financial Intermediary Class		(4,508,443)	(31,100)	(16,599)	(18,478,860)	(8,213,091)
Shareholder redemption fees
Investment Class	46,086	35,311	23,330	112,446	215,153	233,619
Consultant Class	2,713	–	737	–	1,414	–

Net increase (decrease) in net assets from capital share transactions	204,221,982	313,570,664	(15,068,882)	92,679,803	641,277,645	1,201,186,606

NET INCREASE (DECREASE) IN NET ASSETS	316,267,713	595,830,074	21,787,864	254,633,929	826,044,432	1,678,394,440
NET ASSETS:
Beginning of period	1,324,042,717	728,212,643	586,585,133	331,951,204	2,797,873,382	1,119,478,942

End of period	$1,640,310,430	$1,324,042,717	$608,372,997	$586,585,133	$3,623,917,814	$2,797,873,382

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(4,541,422)	$–	$(3,522,017)	$–	$5,907,538	$3,057,180

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 63

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Low-Priced Stock Fund		Royce Opportunity Fund		Royce Premier Fund

	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$(19,139,699)	$(15,513,877)	$(4,772,255)	$(6,297,993)	$(6,225,674)	$(3,510,992)
Net realized gain (loss) on investments	102,419,692	88,983,464	98,522,934	116,360,240	101,029,525	51,501,430
Net change in unrealized appreciation (depreciation) on investments	92,369,637	770,792,528	11,644,376	439,927,307	160,370,353	369,341,050

Net increase (decrease) in net assets from investment operations	175,649,630	844,262,115	105,395,055	549,989,554	255,174,204	417,331,488

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Consultant Class					–	–
Institutional Class			–	–	–	–
Financial Intermediary Class			–	–	–	–
Net realized gain on investments
Investment Class	–	(13,032,103)	–	(59,107,050)	–	(16,040,608)
Consultant Class					–	(40,936)
Institutional Class			–	(3,797,962)	–	(227,770)
Financial Intermediary Class			–	(4,058,138)	–	(305,169)

Total distributions	–	(13,032,103)	–	(66,963,150)	–	(16,614,483)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,194,739,707	974,384,614	362,756,337	417,175,468	568,109,028	643,811,626
Consultant Class					7,840,620	5,416,623
Institutional Class			70,294,183	35,002,745	21,292,442	17,249,712
Financial Intermediary Class			95,532,778	57,966,736	14,402,832	22,437,906
Distributions reinvested
Investment Class	–	12,258,988	–	54,491,209	–	15,323,699
Consultant Class					–	39,846
Institutional Class			–	3,788,153	–	227,770
Financial Intermediary Class			–	4,058,138	–	304,437
Value of shares redeemed
Investment Class	(378,035,691)	(559,181,585)	(204,014,537)	(224,420,212)	(156,264,288)	(185,629,530)
Consultant Class					(568,887)	(438,705)
Institutional Class			(12,290,043)	(14,187,546)	(2,105,010)	(1,553,693)
Financial Intermediary Class			(13,347,303)	(16,342,132)	(6,279,162)	(3,821,098)
Shareholder redemption fees
Investment Class	255,356	235,948	564,342	141,098	85,812	72,264

Net increase (decrease) in net assets from capital share transactions	816,959,372	427,697,965	299,495,757	317,673,657	446,513,387	513,440,857

NET INCREASE (DECREASE) IN NET ASSETS	992,609,002	1,258,927,977	404,890,812	800,700,061	701,687,591	914,157,862
NET ASSETS:
Beginning of period	3,046,100,457	1,787,172,480	1,487,872,132	687,172,071	1,774,815,020	860,657,158

End of period	$4,038,709,459	$3,046,100,457	$1,892,762,944	$1,487,872,132	$2,476,502,611	$1,774,815,020

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(22,179,541)	$(3,039,842)	$(4,772,255)	$–	$(6,225,674)	$–

64 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce TrustShares Fund		Royce Special Equity Fund		Royce Select Fund

	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003	Six months ended June 30, 2004 (unaudited)	Year ended December 31, 2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$(286,660)	$(344,071)	$5,573,006	$1,770,232	$(269,858)	$(335,665)
Net realized gain (loss) on investments	5,757,172	1,781,792	29,347,469	12,724,670	3,626,367	2,444,277
Net change in unrealized appreciation (depreciation) on investments	(1,447,936)	9,947,644	38,904,756	122,568,175	(1,428,108)	5,655,208

Net increase (decrease) in net assets from investment operations	4,022,576	11,385,365	73,825,231	137,063,077	1,928,401	7,763,820

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(1,741,563)	–	–
Consultant Class	–	–	–	(4,676)
Institutional Class			–	(16,829)
Financial Intermediary Class			–	(16,005)
Consultant B Class	–	–
Net realized gain on investments
Investment Class	–	(734,653)	–	(5,850,220)	–	(1,990,151)
Consultant Class	–	(15,721)	–	(70,689)
Institutional Class			–	(44,361)
Financial Intermediary Class			–	(44,630)
Consultant B Class	–	(173,139)

Total distributions	–	(923,513)	–	(7,788,973)	–	(1,990,151)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,462,383	1,855,479	181,141,898	476,853,222	1,604,920	1,389,981
Consultant Class	408,223	276,526	8,029,447	9,153,449
Institutional Class			84,063,352	13,008,340
Financial Intermediary Class			1,369,014	5,268,767
Consultant B Class	–	57,457
Distributions reinvested
Investment Class	–	734,513	–	6,939,152	–	1,671,236
Consultant Class	–	15,720	–	71,996
Institutional Class			–	48,142
Financial Intermediary Class			–	60,635
Consultant B Class	–	173,139
Value of shares redeemed
Investment Class	(73,390)	(226,655)	(98,232,957)	(288,392,576)	(1,964,342)	(3,384,758)
Consultant Class	(854)	(3,200)	(377,598)	(98,445)
Institutional Class			(2,084,116)	(251,965)
Financial Intermediary Class			(618,604)	(272,134)
Consultant B Class	(45,704)	(114,293)
Shareholder redemption fees
Investment Class	–	–	85,598	686,180	1,705	6,521
Consultant Class	29	–	–	–

Net increase (decrease) in net assets from capital share transactions	1,750,687	2,768,686	173,376,034	223,074,763	(357,717)	(317,020)

NET INCREASE (DECREASE) IN NET ASSETS	5,773,263	13,230,538	247,201,265	352,348,867	1,570,684	5,456,649
NET ASSETS:
Beginning of period	42,417,023	29,186,485	750,103,514	397,754,647	21,639,695	16,183,046

End of period	$48,190,286	$42,417,023	$997,304,779	$750,103,514	$23,210,379	$21,639,695

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(286,660)	$–	$5,573,006	$–	$(269,858)	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 65

STATEMENTS OF OPERATIONS

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Total Return Fund	Royce Low-Priced Stock Fund

INVESTMENT INCOME:
Income:
Dividends
Affiliated Companies	$–	$–	$870,176	$1,151,760
Non-Affiliates	4,407,331	1,575,709	30,407,094	5,439,215
Interest	328,120	138,265	5,525,281	863,109
Securities lending	85,667	63,142	11,282	260,490

Total income	4,821,118	1,777,116	36,813,833	7,714,574

Expenses:
Investment advisory fees	5,611,571	4,590,888	15,962,956	27,034,503
Distribution fees – Investment Class	–	–	–	4,505,750
Distribution fees – Consultant Class	2,743,791	753,062	1,759,534	–
Distribution fees – Financial Intermediary Class	–	1,045	208,088	–
Shareholder servicing	418,338	236,304	1,475,780	1,921,393
Shareholder reports	245,147	103,218	433,663	560,782
Custody	128,638	70,038	246,630	237,147
Registration	71,871	29,186	177,811	144,838
Administrative and office facilities	63,096	27,677	132,258	150,378
Trustees’ fees	24,510	10,574	51,846	59,139
Audit	15,000	10,000	25,000	20,000
Legal	12,224	5,376	25,466	29,078
Other expenses	28,354	13,541	52,862	64,214

Total expenses	9,362,540	5,850,909	20,551,894	34,727,222
Fees waived by investment adviser and distributor	–	(531,038)	–	(7,872,949)
Expenses reimbursed by investment advisor –
Consultant Class	–	(8,305)	–
Institutional Class		(6,831)	(7,936)
Financial Intermediary Class		(5,602)	(67,822)

Net expenses	9,362,540	5,299,133	20,476,136	26,854,273

Net investment income (loss)	(4,541,422)	(3,522,017)	16,337,697	(19,139,699)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Affiliated Companies	–	1,751,731	–	28,722
Non-Affiliates	56,231,101	54,302,977	26,358,236	102,390,970
Net change in unrealized appreciation (depreciation) on investments	60,356,052	(15,675,945)	155,558,193	92,369,637

Net realized and unrealized gain (loss) on investments	116,587,153	40,378,763	181,916,429	194,789,329

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$112,045,731	$36,856,746	$198,254,126	$175,649,630

66 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

	Royce Opportunity Fund	Royce Premier Fund	Royce TrustShares Fund	Royce Special Equity Fund	Royce Select Fund

INVESTMENT INCOME:
Income:
Dividends
Affiliated Companies	$44,388	$500,274	$–	$871,058	$–
Non-Affiliates	4,752,334	4,775,078	80,579	9,666,359	66,501
Interest	198,066	568,758	13,384	223,838	1,814
Securities lending	229,138	5	–	4,224	–

Total income	5,223,926	5,844,115	93,963	10,765,479	68,315

Expenses:
Investment advisory fees	8,745,004	10,411,228	228,036	4,367,770	338,173
Distribution fees – Investment Class	–	–	45,923	–	–
Distribution fees – Consultant Class	–	45,941	4,896	77,816	–
Distribution fees – Financial Intermediary Class	146,212	48,079	–	7,501	–
Distribution fees – Consultant B Class	–	–	39,447	–	–
Shareholder servicing	590,948	823,841	30,925	377,043	–
Shareholder reports	153,356	335,497	13,988	127,320	–
Custody	207,141	144,952	23,075	92,808	–
Registration	82,953	99,236	15,723	68,438	–
Administrative and office facilities	73,853	85,428	2,060	36,051	–
Trustees’ fees	28,637	33,675	788	14,232	–
Audit	15,000	15,000	5,000	10,000	–
Legal	14,197	16,479	402	6,959	–
Other expenses	29,733	37,912	2,464	16,409	–

Total expenses	10,087,034	12,097,268	412,727	5,202,347	338,173
Fees waived by distributor	–	–	(15,802)	–
Expenses reimbursed by investment advisor –
Consultant Class	–	–	(16,302)	–
Institutional Class	(10,793)	(6,341)	–	–
Financial Intermediary Class	(80,060)	(21,138)	–	(9,874)

Net expenses	9,996,181	12,069,789	380,623	5,192,473	338,173

Net investment income (loss)	(4,772,255)	(6,225,674)	(286,660)	5,573,006	(269,858)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Affiliated Companies	(3,837,147)	–	–	6,315	–
Non-Affiliates	102,360,081	101,029,525	5,757,172	29,341,154	3,626,367
Net change in unrealized appreciation (depreciation) on investments	11,644,376	160,370,353	(1,447,936)	38,904,756	(1,428,108)

Net realized and unrealized gain (loss) on investments	110,167,310	261,399,878	4,309,236	68,252,225	2,198,259

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$105,395,055	$255,174,204	$4,022,576	$73,825,231	$1,928,401

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 67

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses
	Net	Net	Net Realized		Distributions	Distributions							to Average Net Assets		Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS
† 2004 (c)	$8.88	$(0.01)	$0.74	$0.73	$—	$—	$—	$—	$9.61	8.2	%**	$1,033,349	0.90%*	0.90%*	(0.25)%*	16%
2003 (c)	6.59	(0.01)	2.66	2.65	—	(0.36)	(0.36)	—	8.88	40.3%		839,604	0.93%	0.93%	(0.17)%	30%
2002 (c)	7.39	(0.01)	(0.67)	(0.68)	—	(0.12)	(0.12)	—	6.59	(9.2)%		462,152	0.94%	0.94%	(0.13)%	33%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	—	7.39	18.4%		445,171	0.99%	0.99%	0.24%	39%
2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	—	6.88	18.4%		369,346	1.03%	1.03%	0.63%	45%
1999	7.35	0.04	0.38	0.42	(0.04)	(0.45)	(0.49)	—	7.28	6.0%		371,055	1.04%	1.04%	0.49%	21%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS
† 2004 (c)	$8.65	$(0.06)	$0.73	$0.67	$—	$—	$—	$—	$9.32	7.8	%**	$606,961	1.90%*	1.90%*	(1.24)%*	16%
2003 (c)	6.50	(0.09)	2.60	2.51	—	(0.36)	(0.36)	—	8.65	38.7%		484,439	1.94%	1.94%	(1.19)%	30%
2002 (c)	7.36	(0.08)	(0.66)	(0.74)	—	(0.12)	(0.12)	—	6.50	(10.1)%		266,061	1.97%	1.97%	(1.16)%	33%
2001	6.87	(0.04)	1.22	1.18	—	(0.69)	(0.69)	—	7.36	17.5%		137,787	1.73%	1.97%	(0.50)%	39%
2000	7.28	(0.01)	1.19	1.18	—	(1.59)	(1.59)	—	6.87	17.5%		128,247	1.73%	2.00%	(0.07)%	45%
1999	7.34	(0.02)	0.39	0.37	—	(0.43)	(0.43)	—	7.28	5.3%		129,261	1.77%	2.02%	(0.24)%	21%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS
† 2004 (c)	$14.93	$(0.07)	$1.04	$0.97	$—	$—	$—	$—	$15.90	6.5	%**	$446,870	1.49%*	1.66%*	(0.91)%*	23%
2003 (c)	10.16	(0.13)	5.47	5.34	—	(0.57)	(0.57)	—	14.93	52.6%		431,808	1.48%	1.67%	(1.09)%	44%
2002 (c)	11.85	(0.12)	(1.48)	(1.60)	—	(0.10)	(0.10)	0.01	10.16	(13.4)%		262,981	1.49%	1.73%	(1.05)%	31%
2001	9.78	(0.07)	2.32	2.25	—	(0.19)	(0.19)	0.01	11.85	23.1%		203,233	1.49%	1.75%	(0.69)%	30%
2000	9.50	(0.02)	1.58	1.56	—	(1.28)	(1.28)	—	9.78	16.7%		140,148	1.49%	1.82%	(0.22)%	71%
1999	8.55	(0.08)	1.24	1.16	—	(0.21)	(0.21)	—	9.50	13.7%		111,806	1.49%	1.86%	(0.72)%	24%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS
† 2004 (c)	$14.39	$(0.14)	$1.00	$0.86	$—	$—	$—	$—	$15.25	6.0	%**	$149,684	2.49%*	2.67%*	(1.90)%*	23%
2003 (c)	9.91	(0.25)	5.30	5.05	—	(0.57)	(0.57)	—	14.39	51.0%		144,451	2.49%	2.74%	(2.10)%	44%
2002 (c)	11.68	(0.22)	(1.45)	(1.67)	—	(0.10)	(0.10)	—	9.91	(14.3)%		68,963	2.49%	2.78%	(2.06)%	31%
2001 (c)	9.71	(0.18)	2.34	2.16	—	(0.19)	(0.19)	—	11.68	22.3%		6,598	2.49%	3.50%	(1.71)%	30%
2000	9.45	(0.11)	1.55	1.44	—	(1.18)	(1.18)	—	9.71	15.5%		1,610	2.49%	3.80%	(1.27)%	71%
1999	8.50	(0.16)	1.23	1.07	—	(0.12)	(0.12)	—	9.45	12.7%		1,163	2.49%	3.99%	(1.71)%	24%
ROYCE MICRO-CAP FUND – INSTITUTIONAL CLASS(a)
† 2004 (c)	$14.94	$(0.06)	$1.04	$0.98	$—	$—	$—	$—	$15.92	6.6	%**	$10,790	1.35%*	1.65%*	(0.77)%*	23%
2003 (c)	14.56	(0.03)	0.98	0.95	—	(0.57)	(0.57)	—	14.94	6.6	%**	10,125	1.29%*	1.77%*	(0.93)%*	44%
ROYCE MICRO-CAP FUND – FINANCIAL INTERMEDIARY CLASS(b)
† 2004 (c)	$14.91	$(0.09)	$1.06	$0.97	$—	$—	$—	$—	$15.88	6.5	%**	$1,029	1.49%*	3.26%*	(1.13)%*	23%
2003 (c)	10.16	(0.15)	5.47	5.32	—	(0.57)	(0.57)	—	14.91	52.4%		202	1.49%	17.16%	(1.11)%	44%
2002 (c)	10.27	(0.04)	0.03	(0.01)	—	(0.10)	(0.10)	—	10.16	(0.1	)%**	7	1.49%*	17.46%*	(1.20)%*	31%

(a)	The Class commenced operations on October 14, 2003.
(b)	The Class commenced operations on August 20, 2002.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2004 (unaudited).
68 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses
	Net	Net	Net Realized		Distributions	Distributions							to Average Net Assets		Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE TOTAL RETURN FUND – INVESTMENT CLASS
† 2004 (d)	$10.69	$0.05	$0.63	$0.68	$(0.05)	$—	$(0.05)	$—	$11.32	6.4	%**	$2,942,987	1.17%*	1.17%*	1.13%*	12%
2003 (d)	8.37	0.11	2.39	2.50	(0.10)	0.08	(0.18)	—	10.69	30.0%		2,289,013	1.18%	1.18%	1.27%	20%
2002 (d)	8.59	(0.08)	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	—	8.37	(1.6)%		986,455	1.20%	1.20%	1.01%	22%
2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	—	8.59	14.8%		509,250	1.24%	1.24%	1.14%	24%
2000	7.15	0.16	1.18	1.34	(0.15)	(0.57)	(0.72)	—	7.77	19.4%		281,562	1.25%	1.28%	2.08%	24%
1999	7.56	0.17	(0.07)	0.10	(0.16)	(0.35)	(0.51)	—	7.15	1.6%		248,448	1.25%	1.31%	2.32%	39%
ROYCE TOTAL RETURN FUND – CONSULTANT CLASS (a)
† 2004 (d)	$10.68	$0.01	$0.61	$0.62	$—	$—	$—	$—	$11.30	5.8	%**	$399,824	2.15%*	2.15%*	0.16%*	12%
2003 (d)	8.37	0.02	2.37	2.39	—	(0.08)	(0.08)	—	10.68	28.6%		309,136	2.19%	2.19%	0.26%	20%
2002 (d)	8.64	—	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	—	8.37	(2.7)%		120,737	2.20%	2.25%	0.15%	22%
2001	8.05	—	0.80	0.80	—	(0.21)	(0.21)	—	8.64	10.0	%**	3,429	2.20%*	3.38%*	(0.60)%*	24%
ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS (b)
† 2004 (d)	$10.71	$0.07	$0.62	$0.69	$(0.05)	$—	$(0.05)	$—	$11.35	6.5	%**	$86,307	1.04%*	1.06%*	1.27%*	12%
2003 (d)	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	—	10.71	38.2	%**	67,912	1.04%*	1.07%*	1.54%*	20%
ROYCE TOTAL RETURN FUND – FINANCIAL INTERMEDIARY CLASS (c)
† 2004 (d)	$10.57	$0.05	$0.62	$0.67	$(0.05)	$—	$(0.05)	$—	$11.19	6.4	%**	$194,800	1.29%*	1.37%*	1.03%*	12%
2003 (d)	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	—	10.57	29.7%		131,813	1.28%	1.45%	1.28%	20%
2002 (d)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	—	8.28	(2.7	)%**	12,302	1.28%*	1.54%*	0.97%*	22%
ROYCE LOW-PRICED STOCK FUND
† 2004 (d)	$13.98	$(0.07)	$0.87	$0.80	$—	$—	$—	$—	$14.78	5.7	%**	$4,038,709	1.49%*	1.93%*	(1.06)%*	12%
2003 (d)	9.75	(0.07)	4.36	4.29	—	(0.06)	(0.06)	—	13.98	44.0%		3,046,100	1.49%	1.94%	(0.70)%	42%
2002 (d)	11.67	(0.08)	(1.83)	(1.91)	—	(0.02)	(0.02)	0.01	9.75	(16.3)%		1,787,172	1.49%	1.97%	(0.74)%	29%
2001 (d)	9.35	(0.06)	2.39	2.33	—	(0.02)	(0.02)	0.01	11.67	25.1%		1,024,693	1.49%	2.02%	(0.54)%	31%
2000	8.16	—	1.93	1.93	—	(0.74)	(0.74)	—	9.35	24.0%		130,855	1.49%	2.08%	0.04%	56%
1999	6.95	(0.03)	2.03	2.00	—	(0.79)	(0.79)	—	8.16	29.8%		24,530	1.49%	2.28%	(0.49)%	103%

(a)	The Class commenced operations on October 16, 2001.
(b)	The Class commenced operations on March 4, 2003.
(c)	The Class commenced operations on January 3, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2004 (unaudited).
69 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses
	Net	Net	Net Realized		Distributions	Distributions						to Average Net Assets		Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE OPPORTUNITY FUND – INVESTMENT CLASS
† 2004 (f)	$12.14	$(0.03)	$0.89	$0.86	$—	$—	$—	$—	$13.00	7.1%**	$1,560,809	1.14%*	1.14%*	(0.54)%*	23%
2003 (f)	7.37	(0.06)	5.41	5.35	—	(0.58)	(0.58)	—	12.14	72.9%	1,311,815	1.15%	1.15%	(0.65)%	55%
2002 (f)	9.01	(0.04)	(1.50)	(1.54)	—	(0.11)	(0.11)	0.01	7.37	(17.0)%	635,296	1.17%	1.17%	(0.49)%	46%
2001	7.78	(0.01)	1.35	1.34	—	(0.11)	(0.11)	—	9.01	17.3%	577,103	1.19%	1.19%	(0.19)%	44%
2000	7.19	—	1.40	1.40	—	(0.81)	(0.81)	—	7.78	19.9%	298,561	1.24%	1.24%	0.00%	56%
1999	6.02	—	1.91	1.91	—	(0.74)	(0.74)	—	7.19	32.3%	60,399	1.46%	1.46%	(0.07)%	122%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (a)
† 2004 (f)	$12.16	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$13.03	7.2%**	$149,861	1.04%*	1.06%*	(0.43)%*	23%
2003 (f)	7.38	(0.05)	5.41	5.36	—	(0.58)	(0.58)	—	12.16	72.9%	85,813	1.04%	1.08%	(0.54)%	55%
2002 (f)	9.01	(0.03)	(1.49)	(1.52)	—	(0.11)	(0.11)	—	7.38	(16.9)%	31,897	1.04%	1.14%	(0.32)%	46%
2001	8.71	—	0.30	0.30	—	—	—	—	9.01	3.4%**	5,173	1.04%*	1.92%*	(0.11)%*	44%
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (b)
† 2004 (f)	$12.05	$(0.04)	$0.88	$0.84	$—	$—	$—	$—	$12.89	7.0%**	$182,093	1.29%*	1.43%*	(0.69)%*	23%
2003 (f)	7.33	(0.08)	5.38	5.30	—	(0.58)	(0.58)	—	12.05	72.6%	90,243	1.29%	1.45%	(0.79)%	55%
2002 (f)	8.98	(0.06)	(1.48)	(1.54)	—	(0.11)	(0.11)	—	7.33	(17.2)%	19,979	1.29%	1.50%	(0.60)%	46%
2001	7.78	(0.04)	1.35	1.31	—	(0.11)	(0.11)	—	8.98	16.9%	13,399	1.42%	1.57%	(0.52)%	44%
2000	8.12	(0.01)	0.47	0.46	—	(0.80)	(0.80)	—	7.78	6.0%**	1,100	1.49%*	2.24%*	(0.30)%*	56%
ROYCE PREMIER FUND – INVESTMENT CLASS
† 2004 (f)	$12.90	$(0.04)	$1.71	$1.67	$—	$—	$—	$—	$14.57	13.0%**	$2,370,714	1.15%*	1.15%*	(0.59)%*	18%
2003 (f)	9.39	(0.03)	3.67	3.64	—	(0.13)	(0.13)	—	12.90	38.7%	1,713,001	1.16%	1.16%	(0.29)%	26%
2002 (f)	10.54	(0.04)	(0.77)	(0.81)	—	(0.34)	(0.34)	—	9.39	(7.8)%	848,341	1.17%	1.17%	(0.40)%	33%
2001	9.83	—	0.94	0.94	—	(0.23)	(0.23)	—	10.54	9.6%	797,248	1.19%	1.19%	(0.04)%	41%
2000	9.56	0.03	1.54	1.57	(0.03)	(1.27)	(1.30)	—	9.83	17.1%	675,653	1.20%	1.20%	0.34%	40%
1999	9.14	0.01	1.00	1.01	(0.01)	(0.58)	(0.59)	—	9.56	11.5%	567,834	1.23%	1.23%	0.11%	48%
ROYCE PREMIER FUND – CONSULTANT CLASS (c)
† 2004 (f)	$12.80	$(0.13)	$1.69	$1.56	$—	$—	$—	$—	$14.36	12.2%**	$13,717	2.49%*	2.49%*	(1.92)%*	18%
2003 (f)	10.52	(0.08)	2.49	2.41	—	(0.13)	(0.13)	—	12.80	22.9%**	5,401	2.49%*	4.25%*	(1.22)%*	26%
ROYCE PREMIER FUND – INSTITUTIONAL CLASS (d)
† 2004 (f)	$12.91	$(0.03)	$1.71	$1.68	$—	$—	$—	$—	$14.59	13.0%**	$47,036	1.04%*	1.08%*	(0.48)%*	18%
2003 (f)	9.39	(0.00)	3.65	3.65	—	(0.13)	(0.13)	—	12.91	38.8%	24,106	1.04%	1.14%	(0.03)%	26%
2002 (f)	9.64	(0.01)	0.10	0.09	—	(0.34)	(0.34)	—	9.39	0.9%**	4,490	1.04%*	1.58%*	(0.28)%*	33%
ROYCE PREMIER FUND – FINANCIAL INTERMEDIARY CLASS (e)
† 2004 (f)	$12.89	$(0.05)	$1.70	$1.65	$—	$—	$—	$—	$14.54	12.8%**	$45,036	1.29%*	1.40%*	(0.73)%*	18%
2003 (f)	9.39	(0.04)	3.67	3.63	—	(0.13)	(0.13)	—	12.89	38.6%	32,307	1.29%	1.42%	(0.33)%	26%
2002 (f)	9.48	(0.02)	0.27	0.25	—	(0.34)	(0.34)	—	9.39	2.6%**	7,826	1.29%*	4.69%*	(0.62)%*	33%

(a)	The Class commenced operations on December 12, 2001.
(b)	The Class commenced operations on May 23, 2000.
(c)	The Class commenced operations on June 2, 2003.
(d)	The Class commenced operations on September 17, 2002.
(e)	The Class commenced operations on September 3, 2002.
(f)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2004 (unaudited).
70 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses
	Net	Net	Net Realized		Distributions	Distributions						to Average Net Assets		Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE TRUSTSHARES FUND – INVESTMENT CLASS
† 2004 (e)	$12.19	$(0.07)	$1.22	$1.15	$—	$—	$—	$—	$13.34	9.4%**	$38,805	1.49%*	1.58%*	(1.08)%*	50%
2003 (e)	9.03	(0.08)	3.51	3.43	—	(0.27)	(0.27)	—	12.19	38.1%	34,143	1.49%	1.63%	(0.81)%	25%
2002 (e)	11.47	(0.09)	(2.07)	(2.16)	—	(0.28)	(0.28)	—	9.03	(18.9)%	23,312	1.49%	1.63%	(0.85)%	66%
2001	9.99	(0.08)	2.12	2.04	—	(0.56)	(0.56)	—	11.47	20.5%	26,145	1.49%	1.64%	(0.81)%	53%
2000	10.10	(0.05)	1.19	1.14	—	(1.25)	(1.25)	—	9.99	11.7%	19,452	1.49%	1.78%	(0.59)%	90%
1999	8.24	(0.04)	3.35	3.31	—	(1.45)	(1.45)	—	10.10	41.8%	15,474	1.49%	2.12%	(0.60)%	152%
ROYCE TRUSTSHARES FUND – CONSULTANT CLASS (a)
† 2004 (e)	$11.50	$(0.12)	$1.15	$1.03	$—	$—	$—	$—	$12.53	9.0%**	$1,247	2.49%*	5.82%*	(2.07)%*	50%
2003 (e)	8.62	(0.18)	3.33	3.15	—	(0.27)	(0.27)	—	11.50	36.7%	762	2.49%	8.20%	(1.81)%	25%
2002 (e)	11.08	(0.13)	(2.05)	(2.18)	—	(0.28)	(0.28)	—	8.62	(19.8)%	342	2.49%	10.36%	(1.97)%	66%
2001	10.83	—	0.25	0.25	—	—	—	—	11.08	2.3%**	163	2.49%*	50.08%*	(1.92) %*	53%
ROYCE TRUSTSHARES FUND – CONSULTANT B CLASS
† 2004 (e)	$11.53	$(0.12)	$1.16	$1.04	$—	$—	$—	$—	$12.57	9.0%**	$8,138	2.40%*	2.40%*	(1.99)%*	50%
2003 (e)	8.64	(0.18)	3.34	3.16	—	(0.27)	(0.27)	—	11.53	36.7%	7,512	2.49%	2.50%	(1.81)%	25%
2002 (e)	11.07	(0.18)	(1.97)	(2.15)	—	(0.28)	(0.28)	—	8.64	(19.5)%	5,532	2.49%	2.55%	(1.86)%	66%
2001	9.76	(0.17)	2.04	1.87	—	(0.56)	(0.56)	—	11.07	19.2%	6,937	2.49%	2.64%	(1.81)%	53%
2000	9.91	(0.13)	1.14	1.01	—	(1.16)	(1.16)	—	9.76	10.6%	5,305	2.49%	2.77%	(1.59)%	90%
1999	8.14	(0.09)	3.25	3.16	—	(1.39)	(1.39)	—	9.91	40.3%	3,469	2.49%	3.53%	(1.60)%	152%
ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS
† 2004 (e)	$17.97	$0.12	$1.47	$1.59	$—	$—	$—	$—	$19.56	8.9%**	$872,613	1.17%*	1.17%*	1.28%*	10%
2003 (e)	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.6%	721,334	1.19%	1.19%	0.35%	22%
2002 (e)	12.37	0.02	1.73	1.75	(0.03)	—	(0.03)	0.15	14.24	15.3%	397,755	1.20%	1.20%	0.27%	41%
2001	9.55	0.11	2.71	2.82	(0.11)	—	(0.11)	0.11	12.37	30.8%	6,072	1.49%	1.76%	0.87%	124%
2000	8.31	0.12	1.23	1.35	(0.11)	—	(0.11)	—	9.55	16.3%	3,211	1.49%	2.26%	1.38%	61%
1999	9.30	0.09	(0.98)	(0.89)	(0.10)	—	(0.10)	—	8.31	(9.6)%	2,568	1.49%	2.12%	0.96%	57%
ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS (b)
† 2004 (e)	$17.89	$0.02	$1.46	$1.48	$—	$—	$—	$—	$19.37	8.3%**	$18,796	2.35%*	2.35%*	0.20%*	10%
2003 (e)	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	—	17.89	19.9%**	9,944	2.20%*	3.21%*	(0.81) %*	22%
ROYCE SPECIAL EQUITY FUND – INSTITUTIONAL CLASS (c)
† 2004 (e)	$17.95	$0.15	$1.44	$1.59	$—	$—	$—	$—	$19.54	8.9%**	$99,259	1.10%*	1.10%*	1.63%*	10%
2003 (e)	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	—	17.95	15.1%**	13,439	1.10%*	1.36%*	0.24%*	22%
ROYCE SPECIAL EQUITY FUND – FINANCIAL INTERMEDIARY CLASS (d)
† 2004 (e)	$17.95	$0.10	$1.47	$1.57	$—	$—	$—	$—	$19.52	8.8%**	$6,637	1.35%*	1.68%*	1.11%*	10%
2003 (e)	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	—	17.95	10.9%**	5,387	1.35%*	1.79%*	(0.04)%*	22%
ROYCE SELECT FUND
† 2004 (e)	$198.08	$(2.47)	$20.15	$17.68	$—	$—	$—	$0.02	$215.78	8.9%**	$23,210	1.48%*	1.48%*	(1.18)%*	28%
2003 (e)	146.01	(3.06)	73.86	70.80	—	(18.79)	(18.79)	0.06	198.08	48.7%	21,640	2.69%	2.69%	(1.74)%	30%
2002 (e)	176.97	(0.97)	(27.11)	(28.08)	—	(3.06)	(3.06)	0.18	146.01	(15.8)%	16,183	1.01%	1.01%	(0.60)%	90%
2001	147.35	(3.13)	38.97	35.84	—	(6.26)	(6.26)	0.04	176.97	24.5%	18,507	2.72%	2.72%	(2.13)%	54%
2000	141.04	(2.24)	22.38	20.14	—	(13.83)	(13.83)	—	147.35	15.0%	13,068	2.48%	2.48%	(1.71)%	114%
1999	107.79	(2.84)	40.71	37.87	—	(4.62)	(4.62)	—	141.04	35.4%	9,858	4.61%	5.38%	(3.94)%	136%

(a)	The Class commenced operations on December 7, 2001.
(b)	The Class commenced operations on June 2, 2003.
(c)	The Class commenced operations on July 25, 2003.
(d)	The Class commenced operations on October 2, 2003.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2004 (unaudited).
71 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund, Royce Special Equity Fund and Royce Select Fund (the “Fund” or “Funds”), are nine series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

      Royce Total Return Fund pays dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase agreements:
      The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:
      The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

72 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

CAPITAL SHARE TRANSACTIONS (IN SHARES):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended June 30, 2004 (unaudited)	Period ended December 31, 2003	Period ended June 30, 2004 (unaudited)	Period ended December 31, 2003	Period ended June 30, 2004 (unaudited)	Period ended December 31, 2003	Period ended June 30, 2004 (unaudited)	Period ended December 31, 2003

Pennsylvania Mutual Fund
Investment Class	20,510,082	30,972,363	–	2,984,464	(7,528,185)	(9,517,702)	12,981,897	24,439,125
Consultant Class	12,523,877	17,587,302	–	2,167,288	(3,369,552)	(4,731,163)	9,154,325	15,023,427
Financial Intermediary Class		528,851		1		(528,852)		–

Royce Micro-Cap Fund
Investment Class	2,282,926	9,299,166	–	1,024,353	(3,103,200)	(7,279,353)	(820,274)	3,044,166
Consultant Class	718,845	4,741,605	–	378,760	(941,625)	(2,041,211)	(222,780)	3,079,154
Institutional Class	–	652,430	–	25,145	–	–	–	677,575
Financial Intermediary Class	53,236	13,528	–	460	(2,008)	(1,167)	51,228	12,821

Royce Total Return Fund
Investment Class	68,071,062	126,302,584	1,011,065	3,037,876	(23,236,788)	(33,026,257)	45,845,339	96,314,203
Consultant Class	8,040,031	16,866,738	–	216,415	(1,618,699)	(2,560,172)	6,421,332	14,522,981
Institutional Class	1,599,595	6,579,842	29,353	71,889	(365,396)	(313,459)	1,263,552	6,338,272
Financial Intermediary Class	6,585,448	11,770,785	66,931	82,208	(1,711,155)	(874,903)	4,941,224	10,978,090

Royce Low-Priced Stock Fund
Investment Class	81,303,614	84,920,899	–	893,528	(25,949,749)	(51,288,584)	55,353,865	34,525,843

Royce Opportunity Fund
Investment Class	28,330,106	41,602,910	–	4,633,605	(16,333,143)	(24,317,210)	11,996,963	21,919,305
Institutional Class	5,442,837	3,839,326	–	321,575	(994,780)	(1,426,311)	4,448,057	2,734,590
Financial Intermediary Class	7,716,899	6,140,435	–	347,741	(1,076,763)	(1,721,878)	6,640,136	4,766,298

Royce Premier Fund
Investment Class	41,333,484	58,384,341	–	1,210,321	(11,404,787)	(17,195,264)	29,928,697	42,399,398
Consultant Class	575,744	456,538	–	3,170	(42,527)	(37,752)	533,217	421,956
Institutional Class	1,508,931	1,507,706	–	17,977	(152,199)	(137,302)	1,356,732	1,388,381
Financial Intermediary Class	1,050,486	1,988,874	–	24,066	(460,784)	(339,568)	589,702	1,673,372

Royce TrustShares Fund
Investment Class	112,726	176,755	–	62,037	(5,453)	(20,129)	107,273	218,663
Consultant Class	33,385	25,439	–	1,406	(64)	(286)	33,321	26,559
Consultant B Class	–	6,467	–	15,445	(3,797)	(10,977)	(3,797)	10,935

Royce Special Equity Fund
Investment Class	10,639,130	31,122,944	–	397,663	(6,176,511)	(19,301,900)	4,462,619	12,218,707
Consultant Class	440,318	557,597	–	4,140	(25,818)	(5,927)	414,500	555,810
Institutional Class	4,488,884	760,366	–	2,761	(158,866)	(14,644)	4,330,018	748,483
Financial Intermediary Class	79,347	312,570	–	3,477	(39,477)	(15,963)	39,870	300,084

Royce Select Fund
Investment Class	9,062	7,314	–	8,527	(10,744)	(17,428)	(1,682)	(1,587)

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 73

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2004.

		Committed net annual
		operating expense ratio				Six months
	Annual contractual					ended June 30, 2004
	advisory fee as a		Consultant &		Financial
	percentage of average net assets	Investment Class	Consultant B Class	Institutional Class	Intermediary Class	Net advisory fees	Advisory fees waived

Pennsylvania Mutual Fund	0.76%[a]	N/A	N/A	N/A	N/A	$5,611,571	–
Royce Micro-Cap Fund	1.50%[b]	1.49%	2.49%	1.35%	1.49%	4,060,895	$529,993
Royce Total Return Fund	1.00%[c]	N/A	N/A	1.04%	1.29%	15,962,956	–
Royce Low-Priced Stock Fund	1.50%[d]	1.49%	N/A	N/A	N/A	23,667,304	3,367,199
Royce Opportunity Fund	1.00%[c]	N/A	N/A	1.04%	1.29%	8,745,004	–
Royce Premier Fund	1.00%[c]	N/A	2.49%	1.04%	1.29%	10,411,228	–
Royce TrustShares Fund	1.00%[c]	1.49%	2.49%	N/A	N/A	228,036	–
Royce Special Equity Fund	1.00%[c]	N/A	N/A	1.10%	1.35%	4,367,770	–

[a]	Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[b]	Effective July 1, 2004, Royce Micro-Cap Fund’s fees will be calculated at the annual rate of 1.30% of the first $2 billion of the Fund’s average net assets, 1.25% of the next $2 billion of average net assets, 1.20% of the next $2 billion of average net assets and 1.15% of average net assets in excess of $6 billion.
[c]	Effective July 1, 2004, fees for Royce Total Return Fund, Royce Opportunity Fund, Royce Premier Fund, Royce TrustShares Fund and Royce Special Equity Fund will be calculated at the annual rate of 1.00% of the first $2 billion of the Fund’s average net assets, 0.95% of the next $2 billion of average net assets, 0.90% of the next $2 billion of average net assets and 0.85% of average net assets in excess of $6 billion.
[d]	Effective July 1, 2004, Royce Low-Priced Stock Fund’s fees will be calculated at the annual rate of 1.15% of the first $2 billion of the Fund’s average net assets, 1.10% of the next $2 billion of average net assets, 1.05% of the next $2 billion of average net assets and 1.00% of average net assets in excess of $6 billion.

     Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2004, the Fund accrued $338,173 of performance fees.

Distributor:
Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Six months ended June 30, 2004
	Annual contractual
	distribution fee as a percentage of average net assets	Net distribution fees	Distribution fees waived

Pennsylvania Mutual Fund – Consultant Class	1.00%	$2,743,791	–
Royce Micro-Cap Fund – Consultant Class	1.00%	753,062	–
Royce Micro-Cap Fund – Financial Intermediary Class	0.25%	–	$1,045
Royce Total Return Fund – Consultant Class	1.00%	1,759,534	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	208,088	–
Royce Low-Priced Stock Fund	0.25%	–	4,505,750
Royce Opportunity Fund – Financial Intermediary Class	0.25%	146,212	–
Royce Premier Fund – Consultant Class	1.00%	45,941	–
Royce Premier Fund – Financial Intermediary Class	0.25%	48,079	–
Royce TrustShares Fund – Investment Class	0.25%	30,121	15,802
Royce TrustShares Fund – Consultant Class	1.00%	4,896	–
Royce TrustShares Fund – Consultant B Class	1.00%	39,447	–
Royce Special Equity Fund – Consultant Class	1.00%	77,816	–
Royce Special Equity Fund – Financial Intermediary Class	0.25%	7,501	–

PURCHASE AND SALES OF INVESTMENT SECURITIES:
For the six months ended June 30, 2004, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$365,818,213	$203,865,648	Royce Premier Fund	$690,195,255	$317,844,407
Royce Micro-Cap Fund	122,738,740	137,569,924	Royce TrustShares Fund	18,733,192	18,469,363
Royce Total Return Fund	940,420,582	348,319,967	Royce Special Equity Fund	245,317,862	70,797,510
Royce Low-Priced Stock Fund	1,065,479,050	351,594,719	Royce Select Fund	6,048,751	8,506,886
Royce Opportunity Fund	608,606,488	368,767,204

74 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
TAX INFORMATION:
At June 30, 2004, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Pennsylvania Mutual Fund	$1,275,652,456	$432,981,022	$452,577,989	$19,596,967
Royce Micro-Cap Fund	527,812,571	110,446,941	139,701,607	29,254,666
Royce Total Return Fund	3,034,539,753	626,192,189	663,959,968	37,767,779
Royce Low-Priced Stock Fund	3,500,687,207	637,754,220	768,137,759	130,383,539
Royce Opportunity Fund	1,758,336,514	351,150,710	406,791,348	55,640,638
Royce Premier Fund	1,882,140,915	627,747,909	648,970,690	21,222,781
Royce TrustShares Fund	39,652,769	9,355,171	9,889,107	533,936
Royce Special Equity Fund	848,748,896	162,483,173	173,334,291	10,851,118
Royce Select Fund	15,307,267	5,718,387	5,968,247	249,860

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

TRANSACTIONS IN AFFILIATED COMPANIES:
      An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the six months ended June 30, 2004.

Affiliated Company	Shares 12/31/03	Market Value 12/31/03	Purchases	Sales	Realized Gain (Loss)	Dividend Income	Shares 6/30/04	Market Value 6/30/04

Pennsylvania Mutual Fund
Key Technology	–	$–	$5,645,520	$–	$–	$–	362,783	$4,643,622
Rimage Corporation	305,796	4,841,056	2,685,929	–	–	–	483,296	7,254,273
U.S. Physical Therapy	313,800	4,936,074	5,962,617	–	–	–	751,700	10,305,807

		9,777,130			–	–		22,203,702

Royce Micro-Cap Fund
AirNet Systems	567,700	2,140,229	–	–	–	–	567,700	2,543,296
American Safety
Insurance Holdings*	267,500	3,506,925	–	–	–	–
Dawson Geophysical	–	–	4,272,169	–	–	–	405,700	8,832,089
DUSA Pharmaceuticals*	746,400	3,769,320	360,585	1,200,920	1,719,928	–
DuraSwitch Industries	699,300	1,133,565	285,390	–	–	–	835,200	2,086,664
Jaco Electronics	487,650	3,359,909	–	382,200	31,803	–	432,250	2,628,080
Peerless Manufacturing	156,400	2,017,560	–	–	–	–	156,400	1,853,340

		15,927,508			1,751,731	–		17,943,469

Royce Total Return Fund
Agilysys*	145,000	7,032,500	–	–	–	367,031
Deswell Industries	407,300	10,589,800	2,488,052	–	–	221,609	500,672	12,066,195
Hardinge	360,700	4,176,906	1,191,010	–	–	3,807	460,200	5,531,604
Mueller (Paul) Company	112,700	4,475,317	–	–	–	135,240	112,700	3,561,320
Preformed Line Products Company	278,000	7,998,060	695,175	–	–	111,200	307,900	7,174,070
Sun Hydraulics	347,650	2,499,604	–	–	–	31,289	347,650	6,125,593

		36,772,187			–	870,176		34,458,782

Royce Low-Priced Stock Fund
Arctic Cat	1,545,860	38,182,742	–	–	–	216,420	1,545,860	42,557,526
Cache	675,700	14,074,831	30,035	1,500,517	774,444	–	903,300	12,203,583
Callaway Golf Company	2,525,600	42,556,360	30,899,556	–	–	437,136	4,519,200	51,247,728
CEVA	774,100	8,050,640	4,469,582	–	–	–	1,256,200	9,936,542
Concord Camera	390,800	3,614,900	8,038,870	–	–	–	1,490,800	4,919,640
CryptoLogic	516,000	6,140,916	6,174,066	–	–	34,731	846,000	15,236,460
Discovery Partners International	1,745,300	10,733,595	173,835	–	–	–	1,774,200	9,048,420
eFunds Corporation	2,625,400	45,550,690	17,896,017	–	–	–	3,693,800	64,641,500
Exar Corporation	1,576,500	26,926,620	19,695,808	–	–	–	2,769,350	40,598,671
Gene Logic	1,859,600	9,651,324	1,768,858	–	–	–	2,316,900	9,383,445
Hecla Mining Company	6,009,900	49,822,071	14,607,280	–	–	–	8,039,400	45,824,580
Input/Output	3,274,600	14,768,446	13,676,434	353,894	1,451	–	5,182,500	42,962,925
Insituform Technologies Cl. A	744,800	12,289,200	30,701,207	–	–	–	2,544,900	41,405,523
Integral Systems	149,100	3,208,632	8,085,300	–	–	27,390	593,900	9,549,912
THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 75

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
TRANSACTIONS IN AFFILIATED COMPANIES (continued)

Affiliated Company	Shares 12/31/03	Market Value 12/31/03	Purchases	Sales	Realized Gain Loss)	Dividend Income	Shares 6/30/04	Market Value 6/30/04

Royce Low-Priced Stock Fund (continued)
JAKKS Pacific*	1,230,600	$16,194,696	$–	$5,355,530	$193,342	$–		$
Jupitermedia Corporation*	1,938,066	8,915,104	–	4,172,463	8,006,359	–
KVH Industries	–	–	10,844,045	–	–	–	804,100		10,236,193
Keith Companies	656,200	8,937,444	–	–	–	–	656,200		9,449,280
Lexicon Genetics	4,033,800	23,759,082	–	–	–	–	4,033,800		31,624,992
Minefinders Corporation	2,074,300	17,112,975	870,925	–	–	–	2,174,300		14,567,810
Myriad Genetics	1,006,500	12,943,590	8,863,782	–	–	–	1,553,500		23,178,220
Navigators Group*	503,500	15,543,045	–	–	–	–
Northern Orion Resources	6,587,300	15,699,218	5,248,956	–	–	–	8,582,600		19,654,320
Omega Protein	726,900	5,611,668	4,489,680	–	–	–	1,290,900		12,521,730
REMEC*	3,025,600	25,445,296	–	5,382,416	405,895	–
SCO Group (The)	943,600	16,041,200	1,136,515	–	–	–	1,059,800		6,199,830
Silver Standard Resources	–	–	36,625,329	–	–	–	2,976,400		36,699,012
Somera Communications*	2,471,800	3,954,880	–	14,584,394	(10,005,063)	–
Stride Rite	1,593,600	18,135,168	8,198,500	–	–	197,835	2,363,100		26,064,993
Tesco Corporation	1,139,800	9,266,574	8,876,140	–	–	–	2,225,600		18,005,104
Topps Company (The)	2,859,900	29,342,574	2,678,288	–	–	238,248	3,147,800		30,533,660
Total Energy Services	759,600	2,733,114	5,694,794	–	–	–	2,065,600		9,152,368
Transaction Systems Architects Cl. A	1,912,100	43,270,823	3,340,419	1,850,732	1,073,463	–	1,960,800		42,216,024
VIVUS	2,752,200	10,430,838	–	1,731,130	(421,169)	–	2,544,200		9,260,888

		568,908,256			28,722	1,151,760			698,880,879

Royce Opportunity Fund
Ampex Corporation Cl. A	292,740	199,063	9,600	–	–	–	307,740		553,932
Ault	294,000	787,920	40,730	–	–	–	307,600		919,724
Bell Industries	391,100	1,016,860	118,800	–	–	–	431,100		1,293,300
Computer Horizons	1,277,400	5,020,182	1,578,857	–	–	–	1,659,200		6,620,208
Computer Task Group	728,400	2,833,476	1,466,342	–	–	–	1,048,900		4,143,155
Flow International	702,900	2,108,700	265,259	–	–	–	782,900		2,810,611
Hawk Corporation Cl. A	553,800	2,021,370	112,800	–	–	–	577,800		4,038,822
Interphase Corporation	312,100	4,041,695	72,695	–	–	–	317,100		3,256,617
Metron Technology	601,000	2,584,300	920,173	–	–	–	853,200		2,064,744
Norstan	531,500	1,695,485	484,931	–	–	–	687,000		2,040,390
Salton*	692,000	9,030,600	186,760	6,996,151	(3,837,147)	–
TB Wood’s	246,300	2,019,660	185,271	–	–	44,388	272,800		2,209,680

		33,359,311			(3,837,147)	44,388			29,951,183

Royce Premier Fund
Ritchie Bros. Auctioneers	488,900	25,960,590	20,829,161	–	–	199,984	1,763,300		51,329,663
Trican Well Service	–	–	30,081,808	–	–	–	1,070,000		33,522,303
Viasys Healthcare	–	–	38,538,731	–	–	–	1,781,900		37,259,529
Woodward Governor Company	624,704	35,501,928	54,000	–	–	300,290	625,604		45,112,304

		61,462,518			–	500,274			167,223,799

Royce Special Equity Fund
Chromcraft Revington	240,000	2,721,600	874,036	–	–	–	306,000		3,901,500
Flexsteel Industries	357,100	8,034,750	166,056	–	–	94,523	365,000		8,541,000
Frisch’s Restaurants	240,000	6,912,000	998,237	38,570	6,315	56,100	274,000		8,151,500
Hampshire Group	186,200	5,841,094	807,271	–	–	–	212,500		6,160,375
Hooker Furniture*	305,400	12,460,320	513,731	–	–	75,030
Met-Pro Corporation	434,999	7,025,234	713,469	–	–	64,887	480,000		7,152,000
National Dentex	180,200	4,324,800	–	–	–	–	180,200		5,222,196
National Presto Industries	375,500	13,574,325	2,523,586	–	–	444,600	440,000		18,141,200
Superior Uniform Group	392,500	6,456,625	3,322,165	–	–	135,918	600,000		9,534,000

		67,350,748			6,315	871,058			66,803,771

* Not an affiliated issuer at June 30, 2004.
76 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

POSTSCRIPT

“WHAT DOES IT TAKE... TO BE THE BEST?”

        We hear this question a lot, usually in the dramatic, reverential tone of television commercial voiceovers touting everything from cars, Olympic athletes, laundry detergent, chocolate bars, even mutual fund companies. The question, which is almost never answered directly, is followed by the recitation of words such as “commitment... discipline... honesty... integrity,” etc. It’s always a stirring presentation, with beautifully filmed images designed to evoke a given company’s ceaseless devotion to excellence.

        The financial press has its own go at the same idea. Each year, various media outlets provide lists of “The Best Funds for the Current Bull/Bear Market,” “10 Funds to Help You Thrive in 2005’s Economy,” “Want to Retire at 40? These Funds Will Help You Get There in Style” and, of course, the annual “The Year’s Best Mutual Funds” pieces. We have long since resigned ourselves to the inevitability of such features, and, truth be told, we never have a problem when a Royce-managed portfolio makes an appearance on any list with the word “best” in it (unless, of course, it was “Best Funds to Dump Right Now”). Our point, however, has less to do with the proliferation of lists designed to show who’s the best as it does with the question of how “best” is defined and delineated.

In the mutual fund world, more often than not we see what in our view is a responsible attempt to weigh various factors — long-term historical returns, asset class, investment approach, overall risk factors and current market conditions — and use them to create a list of top performers. As useful as these stories are, and as valuable as the accompanying graphs and tables can be, we still feel a bit uneasy about the use of the term “best.” It’s not that a fund with a superb performance record over a three-year or longer period isn’t worthy of mention; it’s just that an honorific such as “best” seems likely to inspire unreasonable expectations from prospective investors. Then there is the issue of timing. Many mutual funds experience the same cyclical ups and downs as individual stocks, so that by the time a portfolio or company makes a “This Year’s Best” list, it may not be a particularly wise investment. Sometimes, “This Year’s Best” may really be referring to last year’s, three years ago’s or last market cycle’s, and the savvy move might be for an investor to look elsewhere.

        Even more problematic are the stories that do not take all (or even more than one or two) of these criteria into account. The upshot is a piece that provides a list of a bunch of mutual funds that have done well year-to-date or for one year prior to publication, posting or broadcast. This makes it virtually impossible for a prospective shareholder to weigh the various benefits and risks of making an investment in any fund on such a list. More importantly, the implicit point is that shareholders need not trouble themselves over such apparently insignificant issues as market cycle performance, long-term returns, risk or investment style — issues that we think are absolutely critical in evaluating any mutual fund’s track record. As long as short-term performance is strong, such stories suggest, why worry about anything else?

        Well, we worry quite a bit... about everything other than short-term performance. Our security selection process is driven by the idea that we need to know as much as we possibly can about the companies whose stock we own. Developing knowledge about these companies helps us to reduce the risk of losing money, and not losing money is as important to us as making it. We manage small-cap portfolios with strong long-term returns and lower risk over full market cycle periods.

        When and if that effort puts us on a “Best” list, we’ll be pleased. When it doesn ’t, which could be often, we won’t worry. In a business full of terrific funds and talented managers, there’s room for plenty to be the “best, ” however one chooses to define it.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE

With approximately $17.2 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as nine assistant portfolio managers and analysts, and five traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $70 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHARHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-SA-0604

2004 Semiannual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS
ROYCE VALUE FUND ROYCE VALUE PLUS FUND ROYCE TECHNOLOGY VALUE FUND ROYCE 100 FUND ROYCE DISCOVERY FUND ROYCE FINANCIAL SERVICES FUND ROYCE DIVIDEND VALUE FUND

www.roycefunds.com

IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Royce Value Plus Fund’s recent performance was achieved during a period of high returns for small- and micro-cap stocks, and it is not likely that this level of return will continue in the future. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or microcap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2004
	JAN-TO-JUNE 2004*	1-YEAR	3-YEAR	SINCE INCEPTION		INCEPTION DATE

Royce Value Fund	13.57%	40.66%	15.39%	16.63%		6/14/01
Royce Value Plus Fund	13.65	53.95	26.18	27.92		6/14/01
Royce Technology Value Fund	-5.09	31.73	n.a.	19.71		12/31/01
Royce 100 Fund	13.56	25.67	n.a.	25.59		6/30/03
Royce Discovery Fund	4.91	n.a.	n.a.	19.60	*	10/3/03
Royce Financial Services Fund	1.00	n.a.	n.a.	1.00	*	12/31/03
Royce Dividend Value Fund	n.a.	n.a.	n.a.	0.60	*	5/3/04
Russell 2000	6.76	33.37	6.24	—		—
Russell 2500 Technology	-4.53	30.02	-6.13	—		—

* Not annualized.

THE ROYCE FUNDS

SEMIANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth over a two- to five-year period, resulting in capital appreciation for Fund investors.

Important Performance and Risk Information	Inside Front Cover

The Royce Funds’ Average Annual Total Return Table	Inside Front Cover

Letter to Our Shareholders: The Imperfect Storm	2

Performance and Portfolio Review: Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund	10

Trustees and Officers	24

Notes to Performance and Other Important Information	25

Fund Focus: Royce 100 Fund	26

Schedules of Investments and Other Financial Statements	29

Postscript: “What Does it Take… to Be the Best?”	Inside Back Cover

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

In our annual and semiannual reports, we feature two-page spreads that examine various aspects of a fund’s performance and portfolio diagnostics. One of these diagnostic measures is “Weighted Average P/B Ratio.” “P/B” stands for “price to book,” “price” being a stock’s price as of the date of the reports and “book” referring to the company’s book value. Book value, which can be computed through an analysis of the balance sheet, is sometimes called “equity,” “shareholders’ equity” or “book liquidation value.” It represents the net worth based on book value of a company and is calculated by subtracting the business’s liabilities from its total assets. One reason that many investment professionals find book value significant is that it measures the value of
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THE IMPERFECT STORM

T wo thousand four set sail swimmingly. Mostly rising stock prices seemed to promise that 2003’s rally would continue without interruption into the new year. Soon, however, storm clouds appeared that darkened the sunny view of the ongoing bull market. As there had been in 2003, there were whispers on Wall Street about bear market rallies and a poor earnings picture that could not justify then-current equity prices. Yet almost as quickly as the skies went gray, a bit of bright light broke through again, and stock prices sailed forward, though on choppier waters. The economy continued to grow, and the worrisome international picture did not seem to generate sufficient undertow to pull stock prices lower, at least not for very long. But if foreign affairs were not capable of depressing prices, what about the specter of rising interest rates, a ghostly shadow that had been looming over the stock market since at least the summer of 2003? Was the rising wave of a recovering economy strong enough to counteract two potential bear market makers? Would it calm the growing tide of discontent that seemed to affect more and more investors each day as the first half drew to a close?
     With 2004 at the halfway mark, there are still no clear answers to these questions. More importantly, the resulting uncertainty has left many small-cap investors feeling stranded in tumultuous waters, casting about for calm seas, cloudless skies and a steady course. None seem forthcoming as of this writing. About the only thing that does seem clear is the stock market’s utter unpredictability. This goes beyond the daily movement in prices; it has more to do with an overall lack of direction for equities. For anyone whose investment experiences began in the mid-’90s or later, such a period probably feels very odd. With

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

obvious exceptions (such as the third quarter of 1998 or the first of 1999 and 2000), much of the last 10 years has been characterized by more or less clearly demarcated bull or bear market periods. Although there was spirited debate about how much longer either might last, no one seemed to be asking, “What kind of market are we in right now?” But this is exactly the question to which investors have been craving an answer since at least February of this year. The frustration of not receiving a response seems palpable as prices rise one day then fall the next, rise again, then fall once more. It’s as if several small fleets were scurrying across choppy waters in one direction before being rapidly pulled off course, then tacking to the first course again, desperate for a smooth and lengthy current toward “Equity Treasure Island.”
     Unfortunately for all of us, a global positioning system (g.p.s.) for equities does not exist. More nettlesome still is that no device, no matter how sophisticated its technology, is capable of guiding investors to a safe harbor where they could gain a respite from the small-cap market’s currently wavy waters without the possibility of missing out on potential returns. Yet it seems to us that the storm-tossed seas of the first half of 2004 are likely to remain with us for at least the next several months. Investors may simply need to accept feeling lost at sea until the market establishes a more consistent direction; otherwise, increased frustration could result in even higher levels of volatility. The feeling is comparable to the disorientation that often sets in when, at a certain distance from land, you can no longer sense the shore unless you’re an experienced sailor. We suspect that many investors have had this frightening sensation lately, which is one reason why the market looks good for a brief period before suddenly lurching in the opposite direction. Our own take is that unsettled weather on the high seas is all part of the cyclical nature of equity investing. The most baffled investors are probably those wedded to investing as a form of instant gratification, yet from our perspective there are far worse things than the opportunity to potentially compound at mid-single digits per year.

FLEETS AND FLOTILLAS

      The market’s susceptibility to waves and whirlpools affected equities of all sizes, from the most massive ships to the tiniest dinghies. For the six-month period ended 6/30/04, none of the major indices achieved a double-digit return, though the smallcap oriented Russell 2000 (+6.8%) managed to stay ahead of both the large-cap S&P 500 (+3.4%) and the more tech-oriented Nasdaq Composite (+2.2%). Small-cap’s advantage came from its first-quarter performance, in which its 6.3% return outpaced that of both other indices (+1.7% and -0.5%, respectively). In the second quarter, after having outperformed the S&P 500 for four consecutive quarters, the Russell 2000 (+0.5%) lost ground both to the large-cap index (+1.7%) and to the Nasdaq Composite (+2.7%). The second quarter also

Unfortunately for all of us, a global positioning system (g.p.s.) for equities does not exist. More nettlesome still is that no device, no matter how sophisticated its technology, is capable of guiding investors to a safe harbor where they could gain a respite from the small-cap market’s currently wavy waters without the possibility of missing out on potential returns.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 3

the company’s assets that shareholders would theoretically receive if a company were liquidated at the value as
stated on the balance sheet.

The price-to-book ratio is one of the traditional ways by which value investors seek to determine whether or not a company is undervalued. The ratio compares the market’s assessment of a company’s worth, as measured by its stock price, to the net value of the company as expressed by its book value. If a price-to-book ratio is high, it means that the stock market has placed a high premium on the business above and beyond the value of its net assets as reflected on the balance sheet. For example, if the book value of a firm is $5 per share, but its current price is $10 per share, its price-to-book ratio would be 2.0x (10/5). If the stock price moves higher, but the book value remains the same, declines or grows more slowly, then the stock becomes more expensive in relation to its book value.
Conversely, if a

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LETTER TO OUR SHAREHOLDERS

included the largest decline for the Russell 2000 since the first quarter of 2003. From 4/5/04 through 5/17/04, the small-cap index fell 11.6%. However, the intermediate-term news for the asset class was more encouraging. The Russell 2000 outperformed the S&P 500 for the one-, three- and five-year periods ended 6/30/04.
     Although small-cap was a market leader through the bear market of 2000 and during the subsequent rally that kicked off in October 2002, we were not surprised by either its modest year-to-date results or its relative second-quarter stall. In our view, one consequence of the currently volatile market is likely to be a more or less regular rotation in leadership between small- and large-cap stocks. And while we still feel confident about the prospects for small-cap outperforming large-cap for the decade taken as whole, it must be admitted that at least part of this confidence is owing to the strong head start that small-cap has so far enjoyed from the beginning of 2000 through the end of June 2004. We continue to believe that the market is sailing on choppy, low-return waters and that neither small- nor large-cap stocks are likely to gain much of an advantage over the other in the months to come. The good ship of single asset class dominance has sailed.

VESSELS OF VALUE

      In contrast to their practice of often sailing in different directions, the two small-cap style indices — the Russell 2000 Value and Russell 2000 Growth — wound up the first half of the year in similar ports, though value held an advantage. The small-cap value index was up 7.8% versus a gain of 5.7% for its growth counterpart for the year-to-date period ended 6/30/04. The indices were obviously subject to the same volatility that has been rocking many smaller vessels so far this year, so their modest results and performance proximity were not surprising. Each index suffered in the period from 4/5/04 through 5/17/04, as value fell 11.3% and the growth index declined 12.0%. Over longer-term periods, value continued to outpace growth within small-cap, despite underperforming in the trough-to-current period from 10/9/02 through 6/30/04 (+83.1% versus +86.7%). The Russell 2000 Value index outperformed the Russell 2000 Growth index for the one-, three-, five- and 10-year periods ended 6/30/04.
     Frankly, we do not have much insight as to why small-cap value and growth results ran so closely together through the end of June, but we do see a move toward quality developing that we think is consistent with the current low-return climate for stocks. Between 9/30/02 (close to the small-cap market trough on 10/9/02) and 1/31/04, historically more volatile micro-cap stocks outperformed their small-cap counterparts. The Russell 2000’s micro-cap members were up a cumulative 102.6% versus 55.2% for their small-cap counterparts

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

during this period. This outperformance coincided with a period in which companies throughout the asset class that had no earnings outperformed those that did by more than 50% (+106.6% versus +53.5%). In addition, dividend-paying companies also suffered relative neglect from the small-cap trough on 10/9/02 through 1/31/04, up 42.5% compared to a gain of 80.2% for non-dividend-paying small-caps. Since the end of January, however, these trends appear to be reversing: From 1/31/04 through 6/30/04, the Russell 2000’s small-cap members were up 2.7% versus 1.1% for the index’s microcap companies. Small-cap companies with earnings bested those without, and dividend paying small-caps were up 5.2% versus a loss of 6.9% for those that did not pay dividends. Investors, who seemed uninterested in company quality throughout the recent rally period, may be getting into a quality state of mind as they try to navigate the market’s waters.

We continue to believe that the market is sailing on choppy, low-return waters and that neither small- nor large-cap stocks are likely to gain much of an advantage over the other in the months to come. The good ship of single asset class dominance has sailed.

THE ROYCE REGATTA

      Signs of this trend can be seen to some degree in The Royce Funds’ year-to-date performances through the end of June 2004. For the year-to-date period ended 6/30/04, Royce Value, Value Plus and 100 Funds — portfolios that select the bulk of their holdings from the upper tier of small-cap — were the top performers among the Funds in this report. These Funds also limit the number of their holdings, so their strong performance was an equally powerful testament to the idea that the first half was truly a stock picker’s market. As gratifying as short-term outperformance versus the benchmark is, we are, as always, more concerned with long-term and market cycle performances. Only Royce Value and Value Plus Funds have reached three years or more of performance history. We are pleased to report that each fund outperformed the Russell 2000 not only from the small-cap market trough on 10/9/02 through 6/30/04, but also beat the small-cap index for the three-year and since inception (6/14/01 for both funds) periods ended 6/30/04. (Please see pages 10-23 for more complete information on The Royce Funds’ performance during these periods.)

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 5

LETTER TO OUR SHAREHOLDERS
company is trading at, near or below its book value, its low P/B ratio indicates that a company may be undervalued relative to its stock price.

However, simply because a company is cheap does not mean that its stock is worth buying. Value investors – especially those here at Royce – also want to know that a company possesses strong qualities as a business. A low P/B ratio is not very helpful in determining company quality – there may be very good reasons for a low P/B. Earnings (or earnings power) produced by book value are the true driving forces of valuation for our purposes. In addition, the ratio is less meaningful for many companies in areas such as healthcare and technology. These businesses are far more likely to have significant intangible assets, especially intellectual property, which are of great value to the company, but that may not be fully reflected in the book value. At Royce, our portfolio managers and analysts thus do not look for companies

(continued on page 8)

      As more of a stock picker’s market, the first half of 2004 stood in stark contrast to 2003, when Tech and micro-cap companies dominated the rally. Trying to identify industry- or sectorwide performance trends among the Funds is something of a moot exercise. Areas that were big winners in some portfolios posted modest gains or net losses in others, something that also reflects the diversity of value styles among our portfolio managers. The market’s refusal to flow in one direction for very long meant that purchase opportunities were generally scarce, although the second quarter gave us more chances to find what we believe are attractively undervalued stocks than we had found in the first. In the past, the kind of frustration that is so widespread in the market today has often worked to our benefit. If 2004’s buying opportunities work out, that frustration could become profitable for our investors again.

ALL HANDS ON DECK — RATES RISING ON THE HORIZON

      Many equity investors are concerned about the recent decision by the Federal Reserve to raise interest rates, fearful that a rising interest rate environment would have a deleterious effect on stock market returns, especially those of small-company stocks. However, history offers a more mixed record. Through the ’50s and ’60s, interest rates were rising over the long term, yet

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

small-caps did well, just as they did in the late ’70s, another period in which rates were on the rise. In fact, over the past 50 years, there have been two major, long-term interest rate cycles: a rising interest-rate period that stretched from June 1954 through September 1981 and a declining interest-rate period that began in September 1981 and lasted until June 2003.

During the first period, small-caps, as measured by the CRSP (Center for Research in Securities Prices) 6-10 Composite, produced an average annual total return of 12.9%; in the declining interest rate period, the CRSP 6-10 Composite’s average annual total return was 12.6% (see the table below).

S&P 500 AND CRSP 6-10 Interest Rate Cycle Average Annual Total Returns
Rate Cycle Period	Start Rate	End Rate	Duration (Years)	S&P 500	CRSP 6-10

6/30/54 - 9/30/81	2.3%	15.3%	27.3	9.3%	12.9%

9/30/81 - 6/30/03	15.3	3.3	21.8	13.5	12.6

      In the more recent long-term period of declining rates, there were four instances of significant counter moves, or rate increases. The range of increases fell between 2.2% and 3.2%, and the periods lasted an average of approximately one year. During the first three periods, small-cap returns were negative (-11.7%, -19.3% and -3.4%), while the most recent saw a 44.7% gain. The three more difficult performance periods occurred at the end of small-cap outperformance

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 7

	LETTER TO OUR SHAREHOLDERS

with low P/B ratios during the security selection process, but our risk-averse approach usually results in owning many companies that have them.

This is not to suggest that book value and P/B ratios are not important. Each remains an important measure of valuing companies relative to their stock price. They are also a critical part of our ongoing examination of a business’s financial well being. Ideally, we like to see book value growing. In addition, we prefer to see a company’s P/B ratio remain somewhat low. Our conservative bias leads us to believe that the further away from book value a company’s stock price goes, the further away we move from our margin of safety, a critical component in terms of how much risk we are willing to take in the stocks that we own.

cycles in 1984, 1987 and 1994. Conversely, the positive performance period took place when small-cap was emerging as a market leader from late 1998 through January 2000 (see the table below). We suspect that small-cap returns in these counter-move periods owed more to the cyclical nature of the asset class than to any supposed interest rate sensitivity.We believe that the recent increase in interest rates is not likely to be a short-term phenomenon, but instead marks the beginning of a long-term trend that dates back to June 2003 when long-term rates were at 3.3%. In any case, our belief is that interest rates are not the primary driver of equity — including small-cap equity — returns, but are simply one factor among many to consider when making investment decisions.

	S&P 500 AND CRSP 6-10 Declining Rate Period Counter Trend Cumulative Results
	Rate Cycle Period	Start Rate	End Rate	Duration (Years)	S&P 500	CRSP 6-10

	5/31/83 - 6/30/84	10.4%	13.6%	1.1	-1.0%	-11.7%

	1/31/87 - 10/31/87	7.1	9.5	0.7	-6.1	-19.3

	10/31/93 - 11/30/94	5.3	8.0	1.1	0.1	-3.4

	10/31/98 - 1/31/00	4.5	6.7	1.3	29.0	44.7

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

SETTING SAIL FOR HOME

      In thinking about the important factors inherent in any investment decision, we would advance the notion that overall company quality is a critical factor, especially in the current market climate. Quality has not, however, been a consistent driver of equity returns over the years. We have witnessed cycles that have brought us euphoria, and those that have left us crestfallen. In the former, we found that many investors shared our craving for quality, while in the latter they seemed impervious to its charms. The trends that we mentioned earlier — the stronger performance from 1/31/04 through 6/30/04 for small-cap stocks with earnings and/or those that pay dividends — have been of very brief duration, but we believe that they may mark the beginning of a period in which investors will be looking for seasoned, high-quality small-cap companies. Of course, value approaches have no monopoly on quality, especially if one views strong growth prospects as a qualitative measure. Still, our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done – search for what we think are financially strong, attractively priced small companies.

Our view is that the most effective way for us to navigate the potentially treacherous waters between the Scylla of rising interest rates and Charybdis of possible inflation is to continue doing what we have always done – search for what we think are financially strong, attractively priced small companies.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2004

The market performance data and trends outlined in this letter are presented for illustrative purposes only. The thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce & Associates, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. Historical market trends are not necessarily indicative of future market movements. The (Center for Research in Security Prices) CRSP 6-10 is an unmanaged composite representing the bottom five deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market, based on market capitalization. The S&P 500 and Nasdaq Composite are unmanaged indices of domestic large-cap stocks. The Russell 2000, Russell 2000 Value and Russell 2000 Growth are unmanaged indices of domestic small-cap stocks.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 9

ROYCE VALUE FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGERS’ DISCUSSION

By the looks of Royce Value Fund’s (RVV) performances over various periods ended 6/30/04, it seems that there have been good values in the small-cap market over the last three years. The Fund finished the year-to-date period ended 6/30/04 with a gain of 13.6%, doubling the return of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. We were pleased that since its inception on 6/14/01, RVV consistently outpaced the small-cap index during recent market cycle and annualized return periods. From the small-cap market bottom on 10/9/02 through 6/30/04, the Fund was up 126.9% versus 84.8% for the Russell 2000. Outperformance during this period was notable because it primarily benefitted micro-cap and Technology stocks, neither the type of security with which the Fund’s portfolio abounded during this period. RVV also beat the Russell 2000 for one-year, three-year and since inception periods ended 6/30/04. The Fund’s average annual total return since inception was 16.6%.
          Although the Fund is not a limited portfolio by design, it held 50 positions at June 30 drawn primarily from the mid- and small-cap sectors. This allowed the Fund to participate in the market’s move that favored higher quality, more liquid small-cap stocks, a trend that began in February. We think that the shift may mark the beginning of a longer-term trend. During the rally that lasted from 10/9/02 through 1/31/04, not only did small-cap fall behind micro-cap, but companies with earnings trailed those without, and businesses that paid dividends posted lower returns than those that did not. However, all three of these trends have reversed since the end of January. After a 16-month period of outperformance, a reversal was not unexpected, and has so far helped the performance of several of the Fund’s portfolio holdings.
          Companies in the Natural Resources sector made the most significant positive

	Jan-June 2004*			13.57%

	1-Year			40.66

	3-Year			15.39

	Since Inception (6/14/01)			16.63
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RVV

	2003			54.3%

	2002			-23.5

	2001*			19.2
*	Inception through 12/31/01.

	MORNINGSTAR STATISTICAL MEASURES*				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Nu Skin Enterprises — We like the core business of this direct marketer of cosmetics and diet and nutritional supplements. New products succeeded in North America, its increasingly important Japanese business flourished and the firm made profitable inroads into China.

		RVV	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.54	0.28	0.47	Nu Skin Enterprises Cl. A	$60,420

	Standard Deviation	25.99	21.01	18.85	Schnitzer Steel Industries Cl. A	51,044

	Beta	1.20	0.96	0.84	National Processing	49,828
*	Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.
					Input/Output	46,546

					Houston Exploration Company (The)	42,501

Schnitzer Steel Industries — This recycling and scrap metal company is in a unique business with little competition and high barriers to entry. We think that it’s a well-managed firm and were pleased to see it post record profits and to explore the sale of one of its mills in the first half. It was the Fund’s second largest holding at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

contribution to performance. Even before the inception of the Fund, we liked the niche business of top holding Input/Output. The company provides several seismic acquisition imaging products primarily used by seismic contracting and oil and gas companies. New management took over the firm in 2002, with the intention of maintaining the company’s preeminence in its field. Booming business and what we think were a series of smart acquisitions indicate that they are succeeding. Investors seemed to agree, as the company’s stock price rose through most of the first half. Natural gas and crude oil producer Houston Exploration Company benefitted from the brisk market for energy stocks. We took some gains as its price rose in May and June, though we held a good-sized stake at June 30.
          Elsewhere in the portfolio, we built up our position in National Processing with several purchases in April and May before selling our shares later in May and in June. The company, which provides electronic payment processing services for credit and debit cards, saw its stock price climb when news of its acquisition by Bank of America was announced in June. RC2 Corporation made a series of what we think were intelligent acquisitions that expanded the core business of this maker of toys, collectibles and NASCAR vehicle replicas (the firm’s original business). Initially attracted to its low stock price and savvy managers, we like how the firm survived to thrive in a difficult business. We sold our position in June at a considerable gain. The robust prices of several holdings in the Health sector led us to realize some gains in companies such as generic and brand name drug maker Endo Pharmaceuticals Holdings, managed care business Molina Healthcare and staffing services firm Cross Country Healthcare. Though we held a significant position in the first stock, we sold the latter two in June when their prices rose beyond our sell targets.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$1,217 million

			Weighted Average P/E Ratio	17.9x

			Weighted Average P/B Ratio	2.5x

			Weighted Average Yield	0.5%

			Fund Net Assets	$8.2 million

			Turnover Rate	82%

			Number of Holdings	50

			Symbol (Investment Class)	RYVFX

			TOP 10 POSITIONS % of Net Assets
			Input/Output	3.9%

			Schnitzer Steel Industries Cl. A	3.2
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Hecla Mining Company — This silver, gold, lead and zinc miner suffered from the same King Midas in Reverse condition that afflicted many of its compeers in the precious metals industry. We remain hopeful that this well-managed firm can turn things around, so we increased our position in the first half.

			IPSCO	2.9

Hecla Mining Company	$41,634		eFunds Corporation	2.9

Callaway Golf Company	41,070		Gabelli Asset Management Cl. A	2.8

FTI Consulting	23,182		Florida Rock Industries	2.6

K-Swiss Cl. A	15,123		Glamis Gold	2.6

Bob Evans Farms	15,043		Arrow International	2.6

Callaway Golf Company — While on a firm-wide basis we’re still unsure whether we should give a mulligan to this leading golf club and golf ball manufacturer for recently making what looks to us like a questionable acquisition of a struggling competitor, in RVV’s portfolio we decided to take a bogey and move on in June.			Alleghany Corporation	2.5

			CoolBrands International	2.5

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Natural Resources	22.6%

			Industrial Products	12.3

			Consumer Products	10.0

			Technology	9.8

			Health	8.8

			Consumer Services	7.4

			Financial Intermediaries	6.6

			Industrial Services	5.8

			Financial Services	5.6

			Cash & Cash Equivalents	11.1

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
			Average Annual Total Return	Standard Deviation	Return Efficiency*

		Royce Value Fund	15.4%	26.0	0.59

		Russell 2000	6.2	23.9	0.26
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 11

ROYCE VALUE PLUS FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGERS’ DISCUSSION

Holding a limited portfolio of mid-, small- and micro-cap stocks seems to have provided an added plus to performance for Royce Value Plus Fund (RVP). The Fund was up 13.7% for the year-to-date period ended 6/30/04, more than doubling the return of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. Even more significant from our point of view was the Fund’s ability to stay ahead of the benchmark during both recent market cycle and annualized performance periods. From the small-cap market bottom on 10/9/02 through 6/30/04, RVP dramatically outperformed the small-cap index, up 153.2% versus 84.8% for the benchmark. In addition, the Fund beat the Russell 2000 for the one-year, three-year and since inception (6/14/01) periods ended 6/30/04. RVP’s average annual total return since inception was 27.9%.
          Holdings in the Natural Resources sector made the most significant impact on the Fund’s first-half performance. In the fall of 2003, we purchased shares of several different oil and gas, as well as energy services companies. Many industry observers at the time were calling for lower oil and gas prices, which in turn drove down the prices of many stocks in the industry. We bought where we saw attractive value and were pleasantly surprised when energy and related stock prices rose in the first half. In addition to RVP’s top gainer, discussed below, we found success with Trican Well Service, a company that provides well stimulation and completion services to the energy industry. Its stock price rose steadily through 2004’s first half. We continue to hold a large stake in the stock because we still see room for growth in the company and in the energy industry. Other companies in which we built positions were Input/Output, Ensign Resource Service Group and Tesco Corporation. Holding back the sector’s performance

	Jan-June 2004*			13.65%

	1-Year			53.95

	3-Year			26.18

	Since Inception (6/14/01)			27.92
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year			RVP

	2003			79.9%

	2002			-14.7

	2001*			21.5
*	Inception through 12/31/01

	MORNINGSTAR STATISTICAL MEASURES*				GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Input/Output — The company provides several seismic imaging products primarily used by seismic contracting and oil and gas companies. New management took over the firm in 2002, with the intention of maintaining the company’s preeminence in its field. Booming business and what we think were a series of smart acquisitions indicate that they are succeeding.

		RVP	Category Median	Best Quartile Breakpoint

	Sharpe Ratio	0.81	0.28	0.47	Input/Output	$724,741

	Standard Deviation	30.77	21.01	18.85	Nu Skin Enterprises Cl. A	418,896

	Beta	1.22	0.96	0.84	Intermagnetics General	362,029
*	Three years ended 6/30/04. Category Median and Best Quartile Breakpoint based on 381 small-cap objective funds (oldest class only) with at least three years of history.
					Copart	316,370

					Trican Well Service	315,200

It was the Fund’s top holding at June 30.

Nu Skin Enterprises — We like the core business of this direct marketer of cosmetics and diet and nutritional supplements. New products succeeded in North America, its increasingly important Japanese business flourished and the firm made profitable inroads into China. It was the Fund’s twelfth largest holding at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Royce Value Plus Fund’s recent performance was achieved during a period of high returns for small- and micro-cap stocks, and it is not likely that this level of return will continue in the future. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

somewhat were disappointing results from precious metals and mining companies, including Hecla Mining Company (discussed below), Minefinders Corporation (which we abandoned in April) and Northern Orion Resources. Several factors played a role in the downturn in precious metals prices, including the prospect (and subsequent actuality) of rising interest rates, the rallying U.S. dollar and the decision on the part of the Chinese government to curb growth. We remain confident about the industry’s long-term performance potential and were pleased with the financial condition of the majority of the Fund’s holdings in this area at June 30.
          Health, the Fund’s largest sector, also posted vital results through 6/30/04. We first bought shares of Lexicon Genetics at the Fund’s inception. The company’s focus is on the discovery of treatment for human diseases. It uses gene knockout technology to discover the physiological functions of genes in living mammals (in vivo). We like its niche business and its balance sheet, two factors that led us to increase our position in March and April. Two other strong performing healthcare companies in which we bought more shares in the first half were generic and brand-name drug business Endo Pharmaceuticals Holdings and specialty pharmaceutical company Bone Care International. Elsewhere in the portfolio, we initiated a position in Intermagnetics General back in January. The company has a dominant position developing large magnets used in MRI machines and also has what we think are potentially profitable super-conducting components in the research and development stage. It posted record earnings in the first half. We added to our stake in Copart, a provider of salvage vehicle auction services, primarily to the insurance industry. It successfully rolled out online services in the first half that exceeded industry expectations and helped its business to grow at a faster-than-expected clip.

		PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$599 million

			Weighted Average P/B Ratio	2.6x

			Weighted Average Yield	0.5%

			Fund Net Assets	$73 million

			Turnover Rate	37%

			Number of Holdings	60

			Symbol (Investment Class)	RYVPX

			TOP 10 POSITIONS % of Net Assets
			Input/Output	3.5%

			Pason Systems	2.5
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Hecla Mining Company — This silver, gold, lead and zinc miner suffered from the same King Midas in Reverse condition that afflicted many of its compeers in the precious metals industry. We remain hopeful that this well-managed firm can turn things around, so we increased our position in the first half.

			Bruker BioSciences	2.5

Hecla Mining Company	$264,280		ALLETE	2.3

NeoPharm	246,879		Trican Well Service	2.2

Thoratec Corporation	231,150		Thoratec Corporation	2.2

Modem Media	222,122		eFunds Corporation	2.2

Vastera	203,915		Intermagnetics General	2.1

NeoPharm — In May, we abandoned our once high hopes for this company after an arbitration decision did not come out in its favor. We were initially drawn to its low price and its late-stage development brain cancer treatment.			Glamis Gold	2.1

			QLT	1.9

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
			Health	18.0%

			Natural Resources	16.3%

			Industrial Services	14.3

			Industrial Products	13.6

			Technology	5.7

			Consumer Products	4.7

			Consumer Services	3.8

			Financial Services	2.2

			Financial Intermediaries	0.7

			Miscellaneous	2.2

			Cash & Cash Equivalents	18.5

		RISK/RETURN COMPARISON Three-Year Period Ended 6/30/04
			Average Annual Total Return	Standard Deviation	Return Efficiency*

		Royce Value Plus Fund	26.2%	30.8	0.85

		Russell 2000	6.2	23.9	0.26
		* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 13

ROYCE TECHNOLOGY VALUE FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Small-cap stocks may have endured ups and downs in the first half, but Technology issues of all sizes had it worse, spending 2004’s opening performance period mostly in a downward trend. The effects of the poor climate for Tech stocks were felt in Royce Technology Value Fund’s (RTV) portfolio. For the year-to-date period ended 6/03/04, the Fund was down 5.1%, trailing its mid- to micro-cap, Tech-based benchmark, the Russell 2500 Technology Index, which lost 4.5% for the same period. Over longer term periods, the news was better. RTV outperformed its benchmark for the one-year, two-year and since inception (12/31/01) periods ended 6/30/04. The Fund’s average annual total return since inception was 19.7%.
          2003 was a banner year for Technology stocks. Many Tech companies were beginning to recover from the bear market that began in March 2000 in terms of both business and stock market performance. Even before earnings for many companies began to improve (or once again materialize), investors were eager to buy shares, which sent stock prices soaring. As a result, valuations were not especially attractive at the beginning of 2004, especially in the small-cap sector. There was also a lack of newer innovations or highly sought-after applications and a slight slackening in demand for products and services. However, many Tech firms were continuing to post healthy earnings and generally enjoy brisk business even as the sell-off began in February, a development that we found rather curious, especially as the selling continued unabated into the summer. The upshot was one of the more indiscriminate sell-offs for Technology stocks that we can recall. Issues such as company quality and financial condition seemed to be largely irrelevant to most investors once the selling commenced in

	Jan-June 2004*	-5.09%

	1-Year	31.73

	Since Inception (12/31/01)	19.71
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTV

	2003	90.7%

	2002	-13.4

			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
CyberSource Corporation — Investors didn’t abandon every Tech business that posted solid earnings, as evidenced by the strong first-half performance of this company that creates payment authorization and credit card verification software for web transactions. We began to take gains in May.

			CyberSource Corporation	$3,349,091

			FindWhat.com	1,171,012

			Sierra Wireless	958,379

			Harmonic	859,301

			Marimba	787,656

FindWhat.com — This company, which provides performance-based marketing services for the Internet in which customers pay the firm for each user who visits their websites, suffered a dip in the fall of 2003. Its price began to recover in 2004’s first half, helped by the integration of a European competitor acquired in the summer of 2003. We took gains in March, April and May.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

earnest. By March, there were few places to hide, and at this writing prices have resumed their decline following a slim recovery in May and June.
          At a time in which prices have been mostly falling, valuations are showing signs of improvement, as one would expect. More and more Technology companies once again look attractive as purchase candidates, though that is certainly cold comfort considering the Fund’s disappointing performance so far in 2004. Nonetheless, we are encouraged by the opportunities that the sell-off has created. From our perspective, valuations look almost as attractive as they did in fall 2002, when many businesses were trading close to their liquidation value. On the whole, we think that many of RTV’s holdings represent strong value, even as we acknowledge that the depth of the sell-off has been greater than we could have anticipated.
          Verity is a software database company with very little debt and a thriving business. It has a loyal customer base and in 2004 met its revenue and profit margin targets. In spite of this, it makes an appearance on the “Good Ideas at the Time” list shown below. It was the Fund’s fifteenth largest holding at June 30. Jacada creates software that makes it easier for mainframe and desktop computers to communicate. The firm has plenty of cash, a management team that we think is terrific and promising new products. We held a good-sized position at June 30. Top-10 holding Scientific-Atlanta manufactures cable-television set-top boxes and related products. The company has what we think is a potentially profitable position as a maker of digital video recorders that allow viewers to record programs digitally via their cable system. It posted a respectably positive performance in the first half, and we anticipate better results to come.

		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$292 million

		Weighted Average P/B Ratio	2.8x

		Weighted Average Yield	0.0%

		Fund Net Assets	$54 million

		Turnover Rate	55%

		Number of Holdings	67

		Symbol (Investment Class)	RYTVX

		TOP 10 POSITIONS % of Net Assets
		CyberSource Corporation	14.6%

		Pegasystems	5.0
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
SCO Group (The) — At June 30, we held a significant position in this company, which owns the UNIX operating system and provides related products and services. It remains embroiled in litigation with a larger Tech company over usage and other rights to the system.

		SCO Group (The)	4.9

SCO Group (The)	$4,952,578	Eclipsys Corporation	4.6

Covad Communications Group	1,773,462	PC-Tel	4.4

Verity	1,062,442	Neoforma	4.1

Westell Technologies Cl. A	846,861	S1 Corporation	3.2

Ultratech	719,950	Scientific-Atlanta	3.2

Covad Communications Group — A big gainer in 2003, this DSL broadband access provider had trouble gaining customers, found itself in a tougher-than-expected regulatory environment and endured generally disappointing results in the year’s first half. We sold off our position between April and June.		Westell Technologies Cl. A	3.1

		infoUSA	3.1

		INDUSTRY GROUP BREAKDOWN % of Net Assets
		Internet Software and Services	27.2%

		Telecommunications	15.9

		Software	13.8

		Health Services	9.1

		Advertising and Publishing	9.1

		Commercial Services	7.6

		Semiconductors and Equipment	5.2

		Components and Systems	3.6

		Other Consumer Services	2.5

		Distribution	0.9

		Information and Processing	0.7

		Other Financial Intermediaries	0.5

		Direct Marketing	0.3

		IT Services	0.1

		Miscellaneous	0.2

		Cash & Cash Equivalents	3.3

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 15

ROYCE 100 FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/04
MANAGERS’ DISCUSSION

Maybe if we thought about it really hard, we could give you 100 reasons why Royce 100 Fund (ROH) enjoyed a strong first half, but we’ll settle for discussing the Fund’s performance and providing some details about our investment process by talking about a few portfolio positions. The Fund was up 13.6% for the year-to-date period ended 6/30/04, doubling the return of its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. The Fund’s ability to outpace its benchmark can be traced both to its strong showing in the dynamic first quarter (+9.0% versus +6.3%) and its solid return in the second quarter (+4.2% versus +0.5%), when many small-cap stocks cooled down. ROH’s strong first half helped it to narrow the since inception (6/30/03) performance gap between it and the Russell 2000. The Fund was up 25.6% for the since inception (6/30/03) period ended 6/30/04 versus a gain of 33.4% for the small-cap index.
          At the end of 2003, the Fund’s cash position was relatively high, which reflected the robust stock market at the time and the related difficulty of finding what we believed were attractively valued equities in such a climate. The first six months of 2004 offered a few more opportunities. The greater volatility within the small-cap sector helped to push prices down in some instances to levels that made purchases more sensible from our standpoint. Portfolio holdings also benefitted from the shift to better performance from small-cap’s upper tier that began in February 2004, following a 16-month leadership stint from the micro-cap sector. (Although the Fund invests in micro-cap securities, they accounted for less than 16% of its equity holdings at June 30.) This shift also marked better performances between the beginning of February and the end of June from companies that pay dividends and that have earnings.

	Jan-June 2004*	13.56%

	1-Year	25.67

	Since Inception (6/30/03)	25.59
*	Not annualized.

			GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
Tom Brown — We have long liked the fundamentals and management of this oil and natural gas company. In April, EnCana, a large Canadian oil and natural gas producer, announced that it was acquiring the firm, providing us with a chance to sell our position at a substantial gain.

			Tom Brown	$30,838

			Intermagnetics General	22,635

			Nu Skin Enterprises Cl. A	21,719

			Input/Output	19,177

			BARRA	17,140

Intermagnetics General — Our attention was drawn to the high margins and strong industry position of this imaging products maker, especially in its MRI business. Its first-half performance exceeded our expectations, and we began to take gains in June.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

The move has so far been of very short duration, but we think that it represents a longer term trend that could potentially help the performance of several Fund holdings.
          For some time, we have had affection for the core business of Nu Skin Enterprises, a direct marketer of cosmetics and diet and nutritional supplements. The firm’s new products found success in North America, its increasingly important Japanese business flourished and it made profitable inroads into China. After initiating a position in January, we sold shares, bought in April, then sold more shares later in April and in June. Input/Output provides several seismic imaging products primarily used by seismic contracting and oil and gas companies. New management took over the firm in 2002, with the intention of maintaining the company’s preeminence in its field. Booming business and what we think were a series of smart acquisitions indicate that they are succeeding. It was the Fund’s top holding at June 30. When we first began to buy shares of financial data provider BARRA in December 2003, our plan was not to sell five months later. However, the early termination of the waiting period for its acquisition by Morgan Stanley in April sent its price skyward, so we sold our position later that same month.
          Portfolio companies in the Industrial Products sector made the largest collective impact on performance in the first half, helped by the strong showing of number-two performer Intermagnetics General, which we discuss below. Another high-returning stock, one that we have owned in other Royce-managed portfolios for several years, is Woodward Governor Company, a firm that develops fuel delivery systems for commercial and military aircraft. We felt that its stock price was still attractively low in February 2004, when we first bought shares for ROH’s portfolio. It was the Fund’s seventh largest position at June 30.

		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$1,025 million

		Weighted Average P/E Ratio	19.2x

		Weighted Average P/B Ratio	2.0x

		Weighted Average Yield	0.8%

		Fund Net Assets	$4.5 million

		Turnover Rate	76%

		Number of Holdings	102

		Symbol (Investment Class)	RYOHX

		TOP 10 POSITIONS % of Net Assets
		Input/Output	2.0%

		Technitrol	2.0
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Syntel — Although this IT services firm seemed to disappoint investors in the first half, we still believe that a turnaround is possible. Scrutiny was placed on the company’s stalled outsourcing efforts in India, yet we think that this remains a potentially profitable area, which prompted us to build our position in the first half.

		Intermagnetics General	2.0

Syntel	$13,734	Stewart & Stevenson Services	1.8

Exar Corporation	12,842	Brady Corporation Cl. A	1.8

NeoPharm	8,202	Schnitzer Steel Industries Cl. A	1.7

Thoratec Corporation	4,769	Woodward Governor Company	1.6

Bob Evans Farms	4,757	Gartner Cl. A	1.6

Exar Corporation — The downward trend for Technology stocks did not spare this conservatively capitalized manufacturer of semiconductors for the communications industry. We still think highly of its prospects and increased our stake in the first half.		eFunds Corporation	1.6

		Tidewater	1.5

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Industrial Products	18.8%

		Technology	13.3%

		Industrial Services	10.1

		Financial Services	8.5

		Health	7.4

		Consumer Services	6.4

		Natural Resources	6.3

		Financial Intermediaries	4.3

		Consumer Products	2.8

		Miscellaneous	4.7

		Cash & Cash Equivalents	17.4

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 17

ROYCE DISCOVERY FUND

CUMULATIVE TOTAL RETURNS Through 6/30/04
MANAGERS’ DISCUSSION

The first half of 2004 was generally not as kind to micro-cap stocks as the year 2003 was, a fact reflected in the year-to-date performance of Royce Discovery Fund (RDF). The Fund finished the year-to-date period ended 6/30/04 with a gain of 4.9%, compared to a return of 6.8% for its small-cap benchmark, the Russell 2000. In spite of this six-month period of underperformance, RDF was ahead of the index for the since inception (10/03/03) period ended 6/30/04, up 19.6% versus 16.4% for the Russell 2000. As pleased as we were with the Fund’s results from its inception, we want to caution investors that it represents a short-term performance period. Neither the current year-to-date period, nor the slightly longer since inception period provide a true gauge of the Fund’s long-term prospects. Nonetheless, we are encouraged by the Fund’s early performances.
          2003 was a year in which investors generally flocked to more speculative issues and enjoyed double-digit returns as a result. On the other hand, the first half of 2004 generally bestowed favor on higher quality, more liquid companies, producing mostly single-digit positive performances within small-cap. After leading small-caps (and most other equities) from October 2002 through the end of January 2004, micro-caps ceded leadership to their larger siblings within small-cap in February,

Jan-June 2004	4.91%

Since Inception (10/3/03)	19.60

		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
EnPro Industries — The price of this engineering products manufacturer began to climb late in 2003 and moved mostly upward in the first half, as investors seemed to respond to its improving returns on assets It was a top 10 holding at June 30.

		EnPro Industries	$11,833

		Bluegreen Corporation	11,504

		SFBC International	11,160

		DUSA Pharmaceuticals	11,063

		CryptoLogic	9,519

Bluegreen Corporation — Improving sales seemed to boost the stock price of this real estate firm. The company has two divisions: Bluegreen Resorts, which develops vacation properties, and Bluegreen Communities, which develops land for sale to retail customers.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

though by a small margin. One goal of the Fund’s is to outperform the Russell 2000 and the micro-cap sector as a whole over full market cycle and other long-term periods with lower volatility. Because of the Fund’s use of a proprietary quantitative model to select a diversified portfolio of micro-cap stocks and due to our long-term investment horizon, we were undaunted by the recent ascent of small-cap over their micro-cap siblings.
          The Fund’s sector weightings generally reflect those of the micro-cap universe — companies with market caps less than $500 million. We believe that no one can time the market with consistent accuracy and efficiency, and we do not make sector or industry bets in the portfolio. Instead, we keep the emphasis solely on a bottom-up strategy of micro-cap stock selection. The model is designed to capture pricing inefficiencies using traditional value metrics, with the expectation that a number of these pricing inefficiencies will correct over time in the form of rising prices. The portfolio is highly diversified in an effort to minimize downside risk from any particular investment and to capture the small return inefficiency of a large group of stocks. Holdings in the Industrial Products, Consumer Services, Financial Services and Natural Resources sectors made the most significant positive impact on performance in 2004’s first half.

		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$235 million

		Weighted Average P/E Ratio	13.5x

		Weighted Average P/B Ratio	1.8x

		Weighted Average Yield	0.4%

		Fund Net Assets	$2.6 million

		Turnover Rate	61%

		Number of Holdings	128

		Symbol (Investment Class)	RYDFX

		TOP 10 POSITIONS % of Net Assets
		SFBC International	1.1%

		Advanta Corporation Cl. B	1.1
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
Comtech Telecommunications — Disappointments in the performance of telecommunications and other Technology stocks were common in the first half. We sold our position in this telecomm products and services business based in part on its tumbling price, one of several factors that led to its falling out of the portfolio model’s parameters.

		Video Display	1.0

Comtech Telecommunications	$13,308	Bel Fuse Cl. B	1.0

Harvard Bioscience	9,576	RehabCare Group	0.9

Mobius Management Systems	7,982	World Acceptance	0.9

Escalon Medical	7,143	Hypercom Corporation	0.9

Horizon Medical Products	5,620	United Fire & Casualty Company	0.9

Harvard Bioscience — A spring earnings disappointment seemed to discourage investors about the prospects for this manufacturer of scientific instruments used by research scientists to accelerate drug discovery research.		EnPro Industries	0.9

		Novamerican Steel	0.9

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	20.1%

		Health	19.4

		Industrial Products	13.6

		Financial Intermediaries	11.3

		Consumer Services	6.4

		Industrial Services	5.8

		Natural Resources	3.7

		Financial Services	3.5

		Consumer Products	3.4

		Miscellaneous	4.5

		Cash & Cash Equivalents	8.3

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 19

ROYCE FINANCIAL SERVICES FUND

CUMULATIVE TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

Although the opening performance period for Royce Financial Services Fund (RFS) was underwhelming, we remain confident about its long-term prospects. The Fund was up 1.0% for the year-to-date period ended 6/30/04, behind its small-cap benchmark, the Russell 2000, which was up 6.8% for the same period. (The year-to-date period coincides with RFS’s since inception (12/31/03) period). The Fund’s relatively high cash position in part helps to explain its disappointing short-term results, but it must also be admitted that too many of the Fund’s holdings underperformed in 2004’s first half. Nonetheless, we remain confident about the viability of a portfolio comprised primarily of mid-, small- and micro-cap financial services companies and the Fund’s long-term performance potential.
          We have extensive experience investing in financial services companies, including commercial and industrial banks, savings and loan associations, companies involved in consumer and industrial finance, insurance, securities brokerage and investment management. These companies are an increasingly large and important component of the U.S. economy; the combined market capitalization of U.S. stocks in these areas has grown rapidly over the last 15 years. Several observers believe that rising interest rates will hurt the performance of many of these businesses, and some portfolio holdings already underwent substantial price corrections, which we believe can be traced to

Since Inception (12/31/03)	1.00%

		GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/04
BARRA — When we first began to buy shares of this financial data provider in March, our plan was not to sell three months later. However, the early termination of the waiting period for its acquisition by Morgan Stanley in April sent its price skyward, so we sold our position in June.

		BARRA	$8,548

		Greenhill & Co.	7,684

		Brown & Brown	3,996

		Watson Wyatt & Company Holdings	3,729

		Sanders Morris Harris Group	1,447

Greenhill & Co. — We purchased shares of this investment management firm around the time of its initial public offering (IPO) and took some gains shortly afterward as its price climbed quickly. We held a significant position at June 30.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

anxiety over rising interest rates. Our own long-term perspective leads us to a different point of view. We believe that the best of these companies can successfully cope with rising interest rates, and these are the kinds of businesses that we have been seeking for RFS’s portfolio.
          Cyclicality is another potential challenge with financial services firms, especially with insurance companies. In selecting insurance companies for the Fund’s portfolio, we look for businesses that have a history of taking advantage of the industry’s cyclical ups and downs, not those that have allowed cyclicality to take advantage of them. This means finding firms that not only possess strong balance sheets, but that also have experienced management accustomed to effectively dealing with the industry’s various business cycles. As of June 30, we held good-sized positions in Alleghany Corporation, Baldwin & Lyons, Aspen Insurance Holdings and Montpelier Re Holdings because we believe that these firms exemplify these traits. For example, some have already been making what we regard as savvy moves to prepare for a rising interest rate environment by investing in short-term debt. In other areas, we seek similar attributes, using the same disciplined value approach that we have employed since 1972 to find companies with strong balance sheets, established records of earnings and the ability to generate free cash flow.

		PORTFOLIO DIAGNOSTICS
		Median Market Capitalization	$1,280 million

		Weighted Average P/E Ratio	13.9x

		Weighted Average P/B Ratio	1.9x

		Weighted Average Yield	1.6%

		Fund Net Assets	$1.1 million

		Turnover Rate	31%

		Number of Holdings	53

		Symbol (Investment Class)	RYFSX

		TOP 10 POSITIONS % of Net Assets
		Nuveen Investments Cl. A	4.3%

		Baldwin & Lyons Cl. B	3.8
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/04
U.S. Global Investors — We initiated a position in this investment management firm with a global reach in April, shortly before its share price took what we hope was a temporary dip. The firm’s growth has been steady, it’s in a business that we feel we know well and it recently paid off its small remaining debt, three things that helped to maintain our optimism.

		Peapack-Gladstone Financial	3.3

U.S. Global Investors Cl. A	$3,652	Aspen Insurance Holdings	3.1

Abigail Adams National Bancorp	3,304	MAF Bancorp	2.8

Friedman, Billings,		Alleghany Corporation	2.7
Ramsey Group Cl. A	1,953
		Federated Investors Cl. B	2.6
E*TRADE Financial	1,768
		Viad	2.6
Central Fund of Canada Cl. A	1,765
Abigail Adams National Bancorp — We like the steady revenues and cash flow characteristics of this Washington D.C.-based banking company. Its stock price began to slide in March, but we were happy to hold a good-sized stake at June 30.		Watson Wyatt & Company Holdings	2.5

		Infinity Property & Casualty	2.2

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Financial Intermediaries	45.1%

		Financial Services	22.6

		Industrial Services	5.1

		Diversified Investment Companies	0.8

		Miscellaneous	1.9

		Cash & Cash Equivalents	24.5

		THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 21

ROYCE DIVIDEND VALUE FUND

CUMULATIVE TOTAL RETURNS Through 6/30/04
MANAGER’S DISCUSSION

With only two months of performance, there is not a lot to report for Royce Dividend Value Fund (RDV) in the first half. The Fund was up 0.6% from its inception on 5/03/04 through 6/30/04, compared to a gain of 4.8% for its small-cap benchmark, the Russell 2000 over the same brief period. The Fund’s investment objective is a combination of long-term growth and current income. We try to achieve this goal by investing in a diversified portfolio of primarily dividend-paying mid-, small- and micro-cap stocks. One reason for creating the portfolio was our belief that dividends can help to reduce volatility by providing an investor with a steady stream of income. This is arguably a more critical benefit for small-cap stocks than it is for their larger siblings because their diminutive stature often makes them inherently more volatile. We also believe in the advantages of having money up front. While this is true in any market climate, it can be especially crucial in low- or negative-return environments when stock prices are stalling or tumbling.
          Many small companies earn more than they need in terms of reinvestment in the business. This excess profit is also known as free cash flow, which is a key qualitative component that we look for in any company, along with a strong balance sheet and an established record of earnings. A business has several choices as to what it does with these funds: It can, for example, retain cash on the balance sheet, use it to purchase shares of its own stock or pay it out to shareholders in the form of dividends. Certain small companies choose the latter, although for many years it was more common for

Since Inception (5/3/04)	0.60%

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

firms to opt for one of the first two choices, regardless of their size. We think that this will change as a result of the new tax legislation passed in 2003, which gives more favorable tax treatment to dividends. The effect of this legislation is only beginning to be felt, yet we expect that its consequences will be dramatic, long lasting and potentially beneficial to small-cap investors who like dividends.
          We are still in the process of selecting securities for the Fund (as one can tell from its large position in cash), and the portfolio held only eight companies at June 30. Viad provides services for trade show organizers and exhibitors, and also offers travel and recreation services. We like its business and its dividend and initiated a large position in June. Asset manager Nuveen Investments focuses on serving institutional clients, financial advisors and high-net-worth investors. We have owned the stock in other Royce-managed portfolios off and on for more than 10 years. We think that Polo Ralph Lauren is a well-managed, conservatively capitalized firm that has successfully branched out from apparel into areas including bedding and bath products, furniture, fabric and wallpaper, and paints. We like the core business of Apollo Investment, a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Its investment portfolio is invested mostly in middle-market private companies and in senior secured loans and mezzanine loans. We first purchased shares in May.

PORTFOLIO DIAGNOSTICS
Median Market Capitalization	$2,488 million

Weighted Average P/E Ratio	20.8x

Weighted Average P/B Ratio	2.5x

Weighted Average Yield	1.5%

Fund Net Assets	$1.1 million

Turnover Rate	14%

Number of Holdings	8

Symbol (Investment Class)	RYDFX

PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Industrial Services	3.9%

Financial Services	3.7

Industrial Products	2.1

Consumer Products	1.6

Financial Intermediaries	0.9

Cash & Cash Equivalents	87.8

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 23

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee, * President	NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 64	Number of Funds Overseen: 21	Age: 62	Number of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION:             David L. Meister, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee *
Age: 49	Number of Funds Overseen: 21
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.	Age: 64	Number of Funds Overseen: 21
		Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
NAME AND POSITION: Donald R. Dwight, Trustee

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien, Trustee
Age: 73	Number of Funds Overseen: 21	Age: 58	Number of Funds Overseen: 21
Tenure: Since 1988	Non-Royce Directorships: None	Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION:             John D. Diederich, Vice President and Treasurer
Age: 53
Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION:             Jack E. Fockler, Jr., Vice President
Age: 45
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION:             W. Whitney George, Vice President
Age: 46
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:             Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 42
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION:             John E. Denneen, Secretary
Age: 37
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 66	Number of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 64	Number of Funds Overseen: 21
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years:President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 69	Number of Funds Overseen: 21
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

PROXY VOTING POLICIES AND PROCEDURES
      A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 and on The Royce Funds’ website at www.roycefunds.com. Beginning in September 2004, information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will also be available without charge, by calling 1-800-221-4268, on the website of the Securities and Exchange Commission, at www.sec.gov., and on The Royce Funds’ website at www.roycefunds.com.

FORWARD-LOOKING STATEMENTS
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
    the Funds’ future operating results,
    the prospects of the Funds’ portfolio companies,
    the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION
      The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2004, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2004 and are subject to change at any time without notice. The Fund’s P/E ratios exclude companies with zero or negative earnings. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Three-year Sharpe Ratios, standard deviations and betas for the Royce Funds were provided by Morningstar, Inc.
     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 25

FUND FOCUS
100 REASONS TO BUY?

T he success of small-cap value investing from the mid-’70s through the mid-’90s helped to make our chosen asset class very popular among both money managers and individual investors. According to Lipper Analytical, as of 12/31/84, there were 24 small-cap mutual funds with $4.2 billion in assets. Ten years later, as of 12/31/94, there were 298 small-cap funds with $38.3 billion in assets. As of 6/30/04, Lipper listed 1,308 small-cap funds with $240.6 billion in assets. (Fund totals include multi-class funds.) This phenomenal growth had the unintended consequence of making the small-cap marketplace more and more crowded. As early as 1991, we noticed that the upper tier of the small-cap market was beginning to behave more like its mid- and large-cap siblings; it was functioning like a professional asset class in which institutional coverage was increasingly common, trading volumes were growing, stocks were becoming easier to buy and sell, and bid and ask spreads were narrowing.
     With many of the positive attributes of the small-cap sector no longer a well-kept secret, we gradually began to fine-tune our approach to security selection. We still looked for what we believed were attractively undervalued small companies, those which our research and analysis determined had strong balance sheets, solid earnings histories and the ability to generate free cash flow. In our opinion, the appropriate strategy in the upper tier of the small-cap sector entailed taking more specific stock risk, holding slightly larger stakes in fewer companies. We thus began to limit our selections in this segment of small-cap, which we currently define as companies with market caps between $500 million and $2.5 billion. We began to use this approach exclusively in Royce Premier Fund, which typically holds no more than 60 positions, all drawn from small-cap’s upper tier. In Royce Micro-Cap Fund, we invest in companies with market caps less than $500 million and remain broadly diversified, as this area of the small-cap market retains much of the volatility historically associated with small-cap stocks.

     After introducing Premier, we brought out Royce TrustShares and Select Funds, two other portfolios that limit their holdings, but that also include micro-cap companies. Our so-far positive experiences with these portfolios encouraged us to introduce another product that focuses on what we believe are high-quality companies and limits the number of its portfolio holdings — Royce 100 Fund (ROH). It represents our latest thinking on constructing a limited portfolio. While we generally expect that the majority of ROH’s positions will come from the upper tier of the small-cap market, ROH will also select names from the micro-cap sector. We like to think of the Fund as a small-cap portfolio with a micro-cap kicker. Our goal is to select securities that we believe are of the highest quality, those with strong balance sheets, strong earnings histories, the ability to generate free cash flow, a history of paying dividends, experienced and talented management teams and terrific prospects for growth.
     A small-cap portfolio with approximately 100 positions still lies well within the definition of “limited” in our opinion. Most small companies are devoted to a single line of business, so a portfolio with 100 small-cap holdings is invested in companies with not much more than 100 businesses. Chuck Royce and Chip Skinner co-manage the Fund. We are pleased with ROH’s performance on an absolute basis over its admittedly brief history, especially when one considers that the Fund’s inception on June 30, 2003 did not exactly coincide with the most plentiful period for small-cap purchase opportunities. For the one-year period ended June 30, 2004, the Fund was up 25.7% versus a return of 33.4% for its small-cap benchmark, the Russell 2000. We think that the Fund makes an appropriate choice for an investor looking for a small-cap fund that seeks solid returns with lower overall risk than the sector as a whole. We also believe that the Fund’s limited portfolio may appeal to investors who are seeking an alternative to broadly diversified small-cap portfolios.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

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SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS

S C H E D U L E S O F I N V E S T M E N T S

ROYCE VALUE FUND

COMMON STOCKS – 88.9%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 10.0%			Industrial Products – 12.3%
Apparel and Shoes - 4.3%			Building Systems and Components - 1.4%
†K-Swiss Cl. A	8,000	$161,680	Simpson Manufacturing	2,100	$117,852
Polo Ralph Lauren Cl. A	2,100	72,345
†Timberland Company Cl. A [a]	1,800	116,262	Construction Materials - 2.6%
			Florida Rock Industries	5,000	210,850
		350,287
			Machinery - 1.0%
Food/Beverage/Tobacco - 2.5%			Lincoln Electric Holdings	2,500	85,225
CoolBrands International [a]	12,200	200,812
			Metal Fabrication and Distribution - 6.1%
Other Consumer Products - 3.2%			†IPSCO	10,500	236,565
Blyth	4,700	162,103	†Schnitzer Steel Industries Cl. A	7,600	258,096
Yankee Candle Company [a]	3,400	99,450
					494,661
		261,553
			Other Industrial Products - 1.2%
Total (Cost $792,833)		812,652	†HNI Corporation	2,300	97,359

Consumer Services – 7.4%			Total (Cost $891,486)		1,005,947
Direct Marketing - 2.1%
Nu Skin Enterprises Cl. A	6,700	169,644	Industrial Services – 5.8%
			Commercial Services - 4.8%
Restaurants and Lodgings - 2.8%			†ALLETE	3,600	119,880
CEC Entertainment [a]	3,900	115,089	FTI Consulting [a]	9,400	155,100
Ryan’s Restaurant Group [a]	7,100	112,180	West Corporation [a]	4,400	115,060

		227,269			390,040

Retail Stores - 2.5%			Industrial Distribution - 1.0%
Electronics Boutique Holdings [a]	3,400	89,556	Ritchie Bros. Auctioneers	3,000	87,330
†Pier 1 Imports	6,600	116,754
			Total (Cost $457,590)		477,370
		206,310
			Natural Resources – 22.6%
Total (Cost $532,926)		603,223	Energy Services - 10.8%
			Ensign Resource Service Group	9,100	143,838
Financial Intermediaries – 6.6%			Input/Output [a]	38,100	315,849
Insurance - 5.4%			Patterson-UTI Energy	2,300	76,843
†Alleghany Corporation [a]	700	200,900	†TETRA Technologies [a]	5,600	150,360
Aspen Insurance Holdings	6,800	157,964	†Trican Well Service [a]	6,400	200,507
Scottish Re Group	3,400	79,050
					887,397
		437,914
			Oil and Gas - 6.0%
Securities Brokers - 1.2%			Cimarex Energy [a]	3,200	96,736
†Greenhill & Co. [a]	4,800	100,368	Houston Exploration Company (The) [a]	2,200	114,048
			St. Mary Land & Exploration Company	4,400	156,860
Total (Cost $510,083)		538,282	Unit Corporation [a]	3,800	119,510

Financial Services – 5.6%					487,154
Information and Processing - 2.8%
eFunds Corporation [a]	13,300	232,750	Precious Metals and Mining - 5.8%
			Glamis Gold [a]	12,000	210,360
Investment Management - 2.8%			†Goldcorp	10,300	120,201
†Gabelli Asset Management Cl. A	5,300	225,250	Hecla Mining Company [a]	25,000	142,500

Total (Cost $411,626)		458,000			473,061

Health – 8.8%			Total (Cost $1,626,057)		1,847,612
Drugs and Biotech - 1.3%
Endo Pharmaceuticals Holdings [a]	4,400	103,180	Technology – 9.8%
			IT Services - 4.6%
Health Services - 3.0%			MAXIMUS [a]	2,400	85,104
AMERIGROUP Corporation [a]	3,200	157,440	Perot Systems Cl. A [a]	8,100	107,487
Centene Corporation [a]	2,200	84,810	Syntel	10,800	178,740

		242,250			371,331

Medical Products and Devices - 4.5%			Semiconductors and Equipment - 3.6%
†Arrow International	7,000	209,440	Cabot Microelectronics [a]	5,400	165,294
Thoratec Corporation [a]	15,000	160,950	Entegris [a]	11,100	128,427

		370,390			293,721

Total (Cost $653,741)		715,820

30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

			ROYCE VALUE PLUS FUND

			COMMON STOCKS – 81.5%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products – 4.7%
Software - 1.6%			Food/Beverage/Tobacco - 1.1%
Sybase [a]	7,400	$133,200	CoolBrands International [a]	50,000	$823,000

Total (Cost $778,413)		798,252	Publishing - 1.8%
			Journal Communications Cl. A	70,000	1,318,100
TOTAL COMMON STOCKS
(Cost $6,654,755)		7,257,158	Other Consumer Products - 1.8%
			†Fossil [a]	48,000	1,308,000
REPURCHASE AGREEMENT – 16.6%
State Street Bank & Trust Company,			Total (Cost $3,270,141)		3,449,100
0.60% dated 6/30/04, due 7/1/04,
maturity value $1,356,023			Consumer Services – 3.8%
(collateralized by U.S. Treasury Notes,			Direct Marketing - 1.9%
1.625% due 9/30/05, valued at $1,383,236)			Nu Skin Enterprises Cl. A	52,800	1,336,896
(Cost $1,356,000)		1,356,000
			Leisure and Entertainment - 0.8%
TOTAL INVESTMENTS – 105.5%			New Frontier Media [a]	70,000	597,100
(Cost $8,010,755)		8,613,158
			Restaurants and Lodgings - 1.1%
LIABILITIES LESS CASH			Total Entertainment Restaurant [a]	60,000	811,800
AND OTHER ASSETS – (5.5)%		(449,731)
			Total (Cost $2,196,062)		2,745,796
NET ASSETS – 100.0%		$8,163,427
			Financial Intermediaries – 0.7%
			Other Financial Intermediaries - 0.7%
			TSX Group	15,000	532,597

			Total (Cost $373,435)		532,597

			Financial Services – 2.2%
			Information and Processing - 2.2%
			eFunds Corporation [a]	90,000	1,575,000

			Total (Cost $1,326,849)		1,575,000

			Health – 18.0%
			Commercial Services - 3.2%
			Bruker BioSciences [a]	368,500	1,794,595
			Discovery Partners International [a]	111,000	566,100

					2,360,695

			Drugs and Biotech - 9.2%
			†Bone Care International [a]	30,000	702,600
			Endo Pharmaceuticals Holdings [a]	52,100	1,221,745
			Lexicon Genetics [a]	117,500	921,200
			†Myriad Genetics [a]	85,000	1,268,200
			†Orchid BioSciences [a]	161,000	1,239,700
			QLT [a]	69,000	1,381,380

					6,734,825

			Health Services - 1.0%
			US Oncology [a]	50,900	749,248

			Medical Products and Devices - 4.6%
			Arrow International	38,000	1,136,960
			Thoratec Corporation [a]	150,000	1,609,500
			†Viasys Healthcare [a]	28,000	585,480

					3,331,940

			Total (Cost $12,202,356)		13,176,708

			Industrial Products – 13.6%
			Building Systems and Components - 2.2%
			†AZZ [a]	50,200	763,040
			†Simpson Manufacturing	15,000	841,800

					1,604,840

			Industrial Components - 2.1%
			†Intermagnetics General [a]	44,500	1,514,335

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 31

S C H E D U L E S O F I N V E S T M E N T S

ROYCE VALUE PLUS FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Technology – 5.7%
Machinery - 5.1%			Internet Software and Services - 3.7%
†Lincoln Electric Holdings	25,000	$852,250	CryptoLogic	60,000	$1,080,600
†Pason Systems	80,000	1,849,918	RealNetworks [a]	129,000	882,360
†Stewart & Stevenson Services	59,000	1,057,280	†Vastera [a]	240,000	720,000

		3,759,448			2,682,960

Specialty Chemicals and Materials - 1.5%			Semiconductors and Equipment - 0.6%
†Ashland	20,500	1,082,605	CEVA [a]	50,600	400,246

Other Industrial Products - 2.7%			Software - 1.4%
†Brady Corporation Cl. A	21,000	968,100	PLATO Learning [a]	39,900	395,409
†Color Kinetics [a]	100,000	1,001,000	Transaction Systems Architects Cl. A [a]	30,000	645,900

		1,969,100			1,041,309

Total (Cost $9,367,555)		9,930,328	Total (Cost $3,727,316)		4,124,515

Industrial Services – 14.3%			Miscellaneous – 2.2%
Advertising and Publishing - 1.0%			Total (Cost $1,441,594)		1,643,110
Modem Media [a]	141,000	741,660
			TOTAL COMMON STOCKS
Commercial Services - 7.7%			(Cost $53,482,358)		59,491,625
†ALLETE	50,000	1,665,000
†Bennett Environmental [a]	90,000	1,128,600	REPURCHASE AGREEMENT – 18.9%
Copart [a]	33,000	881,100	State Street Bank & Trust Company,
Exponent [a]	32,900	884,023	0.60% dated 6/30/04, due 7/1/04,
†Viad	40,000	1,080,400	maturity value $13,809,230
			(collateralized by U.S. Treasury Notes,
		5,639,123	6.125% due 8/15/07, valued at $14,088,221)
			(Cost $13,809,000)		13,809,000
Engineering and Construction - 2.2%
Dycom Industries [a]	24,500	686,000	TOTAL INVESTMENTS – 100.4%
Insituform Technologies Cl. A [a]	55,000	894,850	(Cost $67,291,358)		73,300,625

		1,580,850	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.4)%		(263,326)
Food and Tobacco Processors - 1.9%
Omega Protein [a]	140,000	1,358,000	NET ASSETS – 100.0%		$73,037,299

Industrial Distribution - 1.5%
†Ritchie Bros. Auctioneers	37,500	1,091,625

Total (Cost $9,424,794)		10,411,258

Natural Resources – 16.3%
Energy Services - 9.3%
Ensign Resource Service Group	80,000	1,264,508
Input/Output [a]	307,400	2,548,346
OYO Geospace [a]	13,500	252,450
Tesco Corporation [a]	88,000	711,920
Total Energy Services [a]	90,100	399,220
†Trican Well Service [a]	51,700	1,619,723

		6,796,167

Precious Metals and Mining - 7.0%
Glamis Gold [a]	86,000	1,507,580
Hecla Mining Company [a]	170,000	969,000
Meridian Gold [a]	78,000	1,011,660
Northern Orion Resources [a]	330,000	755,706
†Silver Standard Resources [a]	70,000	863,100

		5,107,046

Total (Cost $10,152,256)		11,903,213

32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

ROYCE TECHNOLOGY VALUE FUND

COMMON STOCKS – 96.7%
	SHARES	VALUE		SHARES	VALUE
Advertising and Publishing - 9.1%			Other Consumer Services - 2.5%
FindWhat.com [a]	60,000	$1,388,400	†Autobytel [a]	150,000	$1,362,000
Harris Interactive [a]	15,000	100,800
infoUSA [a]	162,500	1,647,750	Total (Cost $1,469,040)		1,362,000
Modem Media [a]	220,000	1,157,200
ValueClick [a]	50,000	599,000	Other Financial Intermediaries - 0.5%
			Electronic Clearing House [a]	26,000	241,800
Total (Cost $3,850,405)		4,893,150
			Total (Cost $184,344)		241,800
Commercial Services - 7.6%
Metro One Telecommunications [a]	3,500	5,145	Semiconductors and Equipment - 5.2%
NIC [a]	7,500	53,775	Artisan Components [a]	50,000	1,290,000
Pegasystems [a]	308,400	2,698,500	Intevac [a]	71,000	629,770
†Rainmaker Systems [a]	300,000	624,000	Ultratech [a]	55,000	895,400
†The TriZetto Group [a]	90,000	603,000
West Corporation [a]	3,000	78,450	Total (Cost $2,696,138)		2,815,170

Total (Cost $4,498,171)		4,062,870	Software - 13.8%
			Actuate Corporation [a]	14,000	55,300
Components and Systems - 3.6%			Ascential Software [a]	40,000	639,600
†Digi International [a]	40,000	428,800	Digital Impact [a]	610,000	1,159,000
Maxtor Corporation [a]	50,000	331,500	E.piphany [a]	84,000	405,720
†Microvision [a]	70,000	588,000	Epicor Software [a]	7,500	105,375
OSI Systems [a]	1,500	29,895	ILOG ADR [a,b]	12,000	153,480
†On Track Innovations [a]	50,000	460,000	Indus International [a]	40,000	84,000
Western Digital [a]	12,000	103,920	Intervideo [a]	20,000	258,800
			Mercury Interactive [a]	2,000	99,660
Total (Cost $1,984,470)		1,942,115	†Pervasive Software [a]	70,000	437,500
			SCO Group (The) [a]	450,000	2,632,500
Direct Marketing - 0.3%			TIBCO Software [a]	4,400	37,180
Sportsman’s Guide (The) [a]	8,000	187,192	Verity [a]	100,000	1,351,000

Total (Cost $143,874)		187,192	Total (Cost $11,245,920)		7,419,115

Distribution - 0.9%			Telecommunications - 15.9%
†InfoSonics Corporation [a]	100,000	460,000	Alvarion [a]	15,000	199,200
			Arris Group [a]	260,000	1,544,400
Total (Cost $600,000)		460,000	Corvis Corporation [a]	250,000	352,500
			Intrado [a]	30,000	482,700
Health Services - 9.1%			Net2Phone [a]	40,000	181,200
Allscripts Healthcare Solutions [a]	25,000	196,000	PC-Tel [a]	200,000	2,360,000
Bio-Imaging Technologies [a]	18,000	82,800	Scientific-Atlanta	50,000	1,725,000
Eclipsys Corporation [a]	160,000	2,441,600	†Westell Technologies Cl. A [a]	330,000	1,683,000
Neoforma [a]	180,000	2,185,200
			Total (Cost $9,361,638)		8,528,000
Total (Cost $4,737,586)		4,905,600
			Miscellaneous - 0.2%
IT Services - 0.1%			Total (Cost $184,271)		132,250
Blue Martini Software [a]	7,400	32,782
			TOTAL COMMON STOCKS
Total (Cost $44,842)		32,782	(Cost $50,825,340)		51,910,823

Information and Processing - 0.7%			REPURCHASE AGREEMENT – 3.6%
eFunds Corporation [a]	20,000	350,000	State Street Bank & Trust Company,
			0.60% dated 6/30/04, due 7/1/04,
Total (Cost $277,752)		350,000	maturity value $1,927,032
			(collateralized by U.S. Treasury Bonds,
Internet Software and Services - 27.2%			7.25% due 5/15/16, valued at $1,969,806)
Agile Software [a]	1,700	14,875	(Cost$1,927,000)		1,927,000
†Citadel Security Software [a]	200,000	616,000
CyberSource Corporation [a]	935,000	7,816,600	TOTAL INVESTMENTS – 100.3%
Dynabazaar	150,000	45,000	(Cost $52,752,340)		53,837,823
Globix Corporation [a]	20,000	58,000	LIABILITIES LESS CASH
Internap Network Services [a]	850,000	1,028,500	AND OTHER ASSETS – (0.3)%		(182,015)
Jacada [a]	470,000	1,386,500
Keynote Systems [a]	8,000	110,000	NET ASSETS – 100.0%		$53,655,808
Loudeye Corporation [a]	22,000	34,738
Openwave Systems [a]	6,666	84,658
Portal Software [a]	51,600	187,308
S1 Corporation [a]	175,000	1,739,500
Selectica [a]	100,000	475,000
Stellent [a]	115,000	982,100

Total (Cost $9,546,889)		14,578,779

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 33

SCHEDULES OF INVESTMENTS

ROYCE 100 FUND

COMMON STOCKS – 82.6%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 2.8%			Health – 7.4%
Apparel and Shoes - 1.1%			Commercial Services - 1.1%
†Polo Ralph Lauren Cl. A	1,400	$48,230	†Bruker BioSciences [a]	9,700	$47,239

Home Furnishing and Appliances - 0.8%			Drugs and Biotech - 1.8%
American Woodmark	100	5,985	Endo Pharmaceuticals Holdings [a]	2,000	46,900
†Natuzzi ADR[b]	3,000	32,220	Perrigo Company	1,700	32,249

		38,205			79,149

Sports and Recreation - 0.9%			Health Services - 0.9%
†Thor Industries	1,200	40,152	†On Assignment [a]	7,100	41,890

Total (Cost $114,902)		126,587	Medical Products and Devices - 3.6%
			Arrow International	2,200	65,824
Consumer Services – 6.4%			Diagnostic Products	200	8,788
Direct Marketing - 1.1%			†Invacare Corporation	1,000	44,720
†Nu Skin Enterprises Cl. A	2,000	50,640	†Viasys Healthcare [a]	2,000	41,820

Restaurants and Lodgings - 0.2%					161,152
CBRL Group	200	6,170
			Total (Cost $301,743)		329,430
Retail Stores - 5.1%
†Big Lots [a]	3,200	46,272	Industrial Products – 18.8%
Borders Group	400	9,376	Automotive - 2.2%
Buckle (The)	1,800	50,850	†Adesa [a]	2,700	64,908
†Claire’s Stores	1,500	32,550	†Bandag Cl. A	800	33,280
Deb Shops	400	9,624
Dress Barn (The) [a]	2,000	34,240			98,188
†Pier 1 Imports	2,500	44,225
			Building Systems and Components - 0.7%
		227,137	†LSI Industries	2,700	31,050

Total (Cost $246,883)		283,947	Industrial Components - 2.3%
			AMETEK	400	12,360
Financial Intermediaries – 4.3%			†Intermagnetics General [a]	2,600	88,478
Insurance - 2.9%
Baldwin & Lyons Cl. B	1,600	42,944			100,838
Commerce Group	200	9,874
Erie Indemnity Company Cl. A	600	28,068	Machinery - 4.5%
†Infinity Property & Casualty	1,500	49,500	Graco	300	9,315
			†Pason Systems	1,600	36,998
		130,386	Stewart & Stevenson Services	4,600	82,432
			†Woodward Governor Company	1,000	72,110
Securities Brokers - 1.4%
†E*TRADE Financial [a]	5,400	60,210			200,855

Total (Cost $188,287)		190,596	Metal Fabrication and Distribution - 2.4%
			†Kaydon Corporation	1,100	34,023
Financial Services – 8.5%			†Schnitzer Steel Industries Cl. A	2,200	74,712
Information and Processing - 3.1%
eFunds Corporation [a]	4,000	70,000			108,735
FactSet Research Systems	500	23,635
SEI Investments	1,500	43,560	Specialty Chemicals and Materials - 2.6%
			†Ashland	1,100	58,091
		137,195	Balchem Corporation	400	11,000
			Cabot Corporation	300	12,210
Insurance Brokers - 1.9%			†MacDermid	1,000	33,850
Brown & Brown	300	12,930
Gallagher (Arthur J.) & Company	1,400	42,630			115,151
Hilb Rogal & Hobbs Company	800	28,544
			Other Industrial Products - 4.1%
		84,104	Brady Corporation Cl. A	1,700	78,370
			HNI Corporation	900	38,097
Investment Management - 3.5%			†Kimball International Cl. B	2,000	29,500
Federated Investors Cl. B	1,500	45,510	†Smith (A.O.) Corporation	1,200	38,148
Gabelli Asset Management Cl. A	1,500	63,750
Nuveen Investments Cl. A	1,800	48,240			184,115

		157,500	Total (Cost $748,640)		838,932

Total (Cost $347,526)		378,799	Industrial Services – 10.1%
			Commercial Services - 5.7%
			Copart [a]	1,700	45,390
			†Hewitt Associates Cl. A [a]	1,300	35,750
			Kelly Services Cl. A	1,600	47,680

34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Telecommunications - 1.1%
Commercial Services (continued)			†Scientific-Atlanta	1,400	$48,300
MPS Group [a]	4,100	$49,692
†Pegasystems [a]	5,300	46,375	Total (Cost $574,726)		595,880
Watson Wyatt & Company Holdings	1,200	31,980
			Miscellaneous – 4.7%
		256,867	Total (Cost $207,869)		211,357

Food and Tobacco Processors - 1.8%			TOTAL COMMON STOCKS
†Omega Protein [a]	4,500	43,650	(Cost $3,398,172)		3,687,638
†Zapata Corporation [a]	600	36,810
			REPURCHASE AGREEMENT – 17.2%
		80,460	State Street Bank & Trust Company,
			0.60% dated 6/30/04, due 7/1/04,
Industrial Distribution - 1.2%			maturity value $764,013
Ritchie Bros. Auctioneers	1,800	52,398	(collateralized by U.S. Treasury Notes,
			6.50% due 8/15/05, valued at $782,013)
Printing - 0.7%			(Cost $764,000)		764,000
Courier Corporation	750	31,305
			TOTAL INVESTMENTS – 99.8%
Transportation and Logistics - 0.7%			(Cost $4,162,172)		4,451,638
Alexander & Baldwin	900	30,105
			CASH AND OTHER ASSETS
Total (Cost $407,757)		451,135	LESS LIABILITIES – 0.2%		10,331

Natural Resources – 6.3%			NET ASSETS – 100.0%		$4,461,969
Energy Services - 4.9%
†Ensign Resource Service Group	3,000	47,419
†Input/Output [a]	11,000	91,190
Lufkin Industries	300	9,594
Tidewater	2,300	68,540

		216,743

Oil and Gas - 1.4%
Cimarex Energy [a]	1,100	33,253
Diamond Offshore Drilling	1,300	30,979

		64,232

Total (Cost $259,839)		280,975

Technology – 13.3%
Components and Systems - 5.7%
American Power Conversion	2,800	55,020
†Newport Corporation [a]	2,900	46,893
†Plexus Corporation [a]	3,700	49,950
Symbol Technologies	900	13,266
†Technitrol [a]	4,100	89,790

		254,919

IT Services - 4.3%
BearingPoint [a]	900	7,983
Black Box	200	9,452
Gartner Cl. A [a]	5,400	71,388
Keane [a]	600	8,214
Perot Systems Cl. A [a]	3,500	46,445
†Syntel	3,000	49,650

		193,132

Semiconductors and Equipment - 1.3%
Cognex Corporation	300	11,544
Exar Corporation [a]	3,200	46,912

		58,456

Software - 0.9%
†ManTech International Cl. A [a]	1,500	28,155
Transaction Systems Architects Cl. A [a]	600	12,918

		41,073

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 35

SCHEDULES OF INVESTMENTS

ROYCE DISCOVERY FUND

COMMON STOCKS – 91.7%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 3.4%			Other Financial Intermediaries - 0.7%
Apparel and Shoes - 1.4%			†Harrington West Financial Group	1,000	$17,140
†Cutter & Buck	1,600	$16,480
†Saucony Cl. B	900	18,945	Total (Cost $275,483)		293,989

		35,425	Financial Services – 3.5%
			Other Financial Services - 3.5%
Home Furnishing and Appliances - 0.6%			†Advanta Corporation Cl. B	1,200	27,504
National Presto Industries	400	16,492	†Encore Capital Group [a]	1,500	19,815
			†FirstCity Financial [a]	2,300	18,239
Other Consumer Products - 1.4%			World Acceptance [a]	1,300	23,829
First Years (The)	1,000	18,600
Radica Games	2,000	17,620	Total (Cost $81,913)		89,387

		36,220	Health – 19.4%
			Drugs and Biotech - 2.7%
Total (Cost $81,616)		88,137	Bradley Pharmaceuticals [a]	700	19,530
			†Draxis Health [a]	4,300	19,178
			Harvard Bioscience [a]	2,000	8,960
Consumer Services – 6.4%			†LifeCell Corporation [a]	1,900	21,451
Direct Marketing - 0.7%
Sportsman’s Guide (The) [a]	800	18,719			69,119

Leisure and Entertainment - 1.4%			Health Services - 5.8%
†Century Casinos [a]	3,300	17,985	†Albany Molecular Research [a]	1,600	20,688
†Monarch Casino & Resort [a]	1,300	18,330	American Medical Security Group [a]	700	19,075
			MIM Corporation [a]	2,300	20,010
		36,315	†Orthodontic Centers of America [a]	2,400	19,656
			Pediatric Services of America [a]	1,600	20,306
Restaurants and Lodgings - 0.7%			†RehabCare Group [a]	900	23,967
Total Entertainment Restaurant [a]	1,300	17,589	SFBC International [a]	900	28,197

Retail Stores - 2.2%					151,899
Duckwall-ALCO Stores [a]	1,100	18,468
†Goody’s Family Clothing	1,900	19,703	Medical Products and Devices - 9.5%
Trans World Entertainment [a]	1,900	19,038	†Abaxis [a]	900	17,082
			Candela Corporation [a]	2,000	19,600
		57,209	Closure Medical [a]	800	20,088
			†E-Z-EM	1,100	20,218
Other Consumer Services - 1.4%			†Encore Medical [a]	3,000	18,900
†Ambassadors Group	700	16,457	†Enpath Medical [a]	1,400	15,918
†Coinstar [a]	900	19,773	†Hologic [a]	800	18,600
			†ICU Medical [a]	600	20,118
		36,230	†Kensey Nash [a]	600	20,700
			†Microtek Medical Holdings [a]	3,600	18,432
Total (Cost $154,027)		166,062	†Palomar Medical Technologies [a]	1,000	16,790
			†Quinton Cardiology Systems [a]	1,800	18,234
Financial Intermediaries – 11.3%			Schick Technologies [a]	1,600	21,520
Banking - 4.8%
Banco Latinoamericano					246,200
de Exportaciones Cl. E	1,000	15,680
†Capital Crossing Bank [a]	400	22,332	Personal Care - 1.4%
†HMN Financial	700	17,675	CCA Industries	2,000	16,860
†Intervest Bancshares [a]	1,000	16,870	Compex Technologies [a]	3,100	19,065
MFC Bancorp [a]	1,000	18,590
Maxcor Financial Group	1,500	16,050			35,925
†New Hampshire Thrift Bancshares	600	18,000
			Total (Cost $481,850)		503,143
		125,197
			Industrial Products – 13.6%
Insurance - 5.0%			Automotive - 1.4%
†American Independence [a]	1,200	19,837	†Aftermarket Technology [a]	1,200	19,800
†American Safety Insurance Holdings [a]	1,000	15,010	†Safety Components International [a]	1,300	17,355
Ceres Group [a]	2,700	16,578
†PXRE Group	700	17,689			37,155
†Safety Insurance Group	900	19,278
21st Century Holding Company	800	18,400	Building Systems and Components - 0.8%
†United Fire & Casualty Company	400	23,100	Drew Industries [a]	500	20,350

		129,892

Securities Brokers - 0.8%
†Stifel Financial [a]	800	21,760

36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Precious Metals and Mining - 0.5%
Construction Materials - 0.8%			Richmont Mines [a]	4,300	$14,018
†U.S. Concrete [a]	2,800	$19,740
			Real Estate - 0.8%
Industrial Components - 2.6%			Bluegreen Corporation [a]	1,500	20,700
Axsys Technologies [a]	1,000	22,110
†Bel Fuse Cl. B	600	25,020	Total (Cost $85,300)		97,194
†II-VI	700	21,462
			Technology – 20.1%
		68,592	Aerospace and Defense - 4.3%
			†Ducommun [a]	800	17,104
Machinery - 1.5%			†HEICO Corporation	1,200	21,900
Cascade Corporation	600	18,750	†Innovative Solutions and Support [a]	1,100	21,472
Global Power Equipment Group [a]	2,500	20,050	MAIR Holdings [a]	2,400	19,584
			†MTC Technologies [a]	800	20,656
		38,800	Sensytech [a]	500	11,620

Metal Fabrication and Distribution - 3.1%					112,336
†Encore Wire [a]	700	19,299
†Metal Management [a]	1,000	19,810	Components and Systems - 4.8%
†Metals USA [a]	1,100	19,668	†Daktronics [a]	800	19,960
†Novamerican Steel [a]	900	22,797	Hypercom Corporation [a]	2,800	23,660
			†Komag [a]	1,400	19,558
		81,574	†Metrologic Instruments [a]	900	17,946
			Perceptron [a]	2,300	16,330
Specialty Chemicals and Materials - 0.6%			†Video Display	1,000	26,630
†Octel Corporation	600	15,798
					124,084
Textiles - 0.5%
Culp [a]	1,700	13,226	Distribution - 0.6%
			Pomeroy IT Solutions	1,300	15,496
Other Industrial Products - 2.3%
EnPro Industries [a]	1,000	22,980	Internet Software and Services - 1.1%
MITY Enterprises [a]	1,100	18,755	CryptoLogic	1,000	18,010
†Oil-Dri Corporation of America	1,000	16,700	Imergent [a]	1,700	11,866

		58,435			29,876

Total (Cost $311,058)		353,670	IT Services - 2.1%
			†SI International [a]	900	18,351
Industrial Services – 5.8%			†Tier Technologies Cl. B [a]	1,800	17,532
Commercial Services - 2.0%			Tyler Technologies [a]	2,000	18,920
Exponent [a]	700	18,809
RCM Technologies [a]	2,700	17,142			54,803
SOURCECORP [a]	600	16,512
			Semiconductors and Equipment - 1.5%
		52,463	Catalyst Semiconductor [a]	2,800	19,037
			Diodes [a]	800	18,952
Engineering and Construction - 0.7%
Dominion Homes [a]	800	18,480			37,989

Food and Tobacco Processors - 0.8%			Software - 1.9%
M&F Worldwide [a]	1,400	19,180	American Software Cl. A	2,900	17,661
			†Evolving Systems [a]	3,400	16,150
Printing - 1.6%			Pervasive Software [a]	2,600	16,250
†CSS Industries	600	21,024
Courier Corporation	500	20,870			50,061

		41,894	Telecommunications - 3.8%
			†Audiovox Corporation Cl. A [a]	1,200	20,256
Transportation and Logistics - 0.7%			†Captaris [a]	3,300	21,318
†Stonepath Group [a]	8,800	18,832	†North Pittsburgh Systems	1,000	20,050
			†Radyne ComStream [a]	2,400	19,200
Total (Cost $148,781)		150,849	†SpectraLink Corporation	1,200	17,880

Natural Resources – 3.7%					98,704
Oil and Gas - 2.4%
Clayton Williams Energy [a]	800	19,120	Total (Cost $491,702)		523,349
†Energy Partners [a]	1,400	21,420
Petroleum Development [a]	800	21,936	Miscellaneous – 4.5%
			Total (Cost $156,873)		117,465
		62,476

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 37

SCHEDULES OF INVESTMENTS

ROYCE DISCOVERY FUND (continued)		ROYCE FINANCIAL SERVICES FUND

		COMMON STOCKS – 75.5%
	VALUE		SHARES	VALUE
TOTAL COMMON STOCKS		Diversified Investment Companies – 0.8%
(Cost $2,268,603)	$2,383,245	Closed-End Mutual Funds - 0.8%
		†Central Fund of Canada Cl. A	1,700	$8,942
REPURCHASE AGREEMENT – 20.1%
State Street Bank & Trust Company,		Total (Cost $10,707)		8,942
0.60% dated 6/30/04, due 7/1/04,
maturity value $522,009		Financial Intermediaries – 45.1%
(collateralized by U.S. Treasury Bills,		Banking - 20.5%
due 10/14/04, valued at $532,810)		†Abigail Adams National Bancorp	1,000	15,050
(Cost $522,000)	522,000	†Bancorp Rhode Island	500	17,600
		†Bank of Hawaii	200	9,044
TOTAL INVESTMENTS – 111.8%		†Center Bancorp	900	10,071
(Cost $2,790,603)	2,905,245	†HopFed Bancorp	600	9,720
		†Humboldt Bancorp	400	8,364
LIABILITIES LESS CASH		†International Bancshares	500	20,275
AND OTHER ASSETS – (11.8)%	(306,339)	†MAF Bancorp	700	29,876
		†Mercantile Bankshares	200	9,364
NET ASSETS – 100.0%	$2,598,906	†Peapack-Gladstone Financial	1,100	35,332
		†Provident Financial Services	600	10,530
		†Susquehanna Bancshares	400	10,064
		†Timberland Bancorp	500	11,175
		†Whitney Holding	200	8,934
		†Wilmington Trust	300	11,166

				216,565

		Insurance - 17.8%
		†Alleghany Corporation [a]	100	28,700
		†American National Insurance	200	18,466
		†Argonaut Group [a]	800	14,744
		†Aspen Insurance Holdings	1,400	32,522
		†Baldwin & Lyons Cl. B	1,500	40,260
		†Erie Indemnity Company Cl. A	200	9,356
		†Infinity Property & Casualty	700	23,100
		†Montpelier Re Holdings	300	10,485
		†RLI	300	10,950

				188,583

		Real Estate Investment Trusts - 0.9%
		†Gladstone Commercial	600	9,900

		Securities Brokers - 5.9%
		†E*TRADE Financial [a]	1,600	17,840
		†First Albany	1,000	10,040
		†Friedman, Billings, Ramsey Group Cl. A	300	5,937
		†Greenhill & Co. [a]	1,000	20,910
		†Sanders Morris Harris Group	500	7,375

				62,102

		Total (Cost $479,880)		477,150

		Financial Services – 22.6%
		Information and Processing - 3.3%
		†Advent Software [a]	500	9,035
		†Fair Isaac	500	16,690
		†Interactive Data [a]	500	8,710

				34,435

		Insurance Brokers - 2.3%
		†Brown & Brown	200	8,620
		†Gallagher (Arthur J.) & Company	300	9,135
		†Hilb Rogal & Hobbs Company	200	7,136

				24,891

38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2004 (UNAUDITED)

			ROYCE DIVIDEND VALUE FUND

			COMMON STOCKS – 12.2%
	SHARES	VALUE		SHARES	VALUE
Financial Services (continued)			Consumer Products – 1.6%
Investment Management - 13.3%			Apparel and Shoes - 1.6%
†Alliance Capital Management Holding L.P.	300	$10,185	†Polo Ralph Lauren Cl. A	500	$17,225
†Apollo Investment [a]	1,500	20,655
†Federated Investors Cl. B	900	27,306	Total (Cost $16,447)		17,225
†International Assets Holding [a]	1,000	9,870
†Nuveen Investments Cl. A	1,700	45,560	Financial Intermediaries – 0.9%
†T. Rowe Price Group	200	10,080	Insurance - 0.9%
†U.S. Global Investors Cl. A [a]	5,000	17,750	†Erie Indemnity Company Cl. A	200	9,356

		141,406	Total (Cost $8,786)		9,356

Other Financial Services - 3.7%			Financial Services – 3.7%
†CharterMac	500	9,830	Investment Management - 3.7%
†Credit Acceptance [a]	700	10,549	†Apollo Investment [a]	1,000	13,770
†Municipal Mortgage & Equity	400	9,328	†Nuveen Investments Cl. A	1,000	26,800
†World Acceptance [a]	500	9,165
			Total (Cost $37,510)		40,570
		38,872
			Industrial Products – 2.1%
Total (Cost $239,355)		239,604	Other Industrial Products - 2.1%
			†Quixote Corporation	500	10,025
Industrial Services – 5.1%			†Smith (A.O.) Corporation	400	12,716
Commercial Services - 5.1%
†Viad	1,000	27,010	Total (Cost $21,735)		22,741
†Watson Wyatt & Company Holdings	1,000	26,650
			Industrial Services – 3.9%
Total (Cost $48,932)		53,660	Commercial Services - 3.9%
			†Kelly Services Cl. A	500	14,900
Miscellaneous – 1.9%			†Viad	1,000	27,010
Total (Cost $21,704)		19,885
			Total (Cost $40,051)		41,910
TOTAL COMMON STOCKS
(Cost $800,578)		799,241	TOTAL COMMON STOCKS
			(Cost $124,529)		131,802
REPURCHASE AGREEMENT – 55.8%
State Street Bank & Trust Company,			REPURCHASE AGREEMENT – 88.1%
0.60% dated 6/30/04, due 7/1/04,			State Street Bank & Trust Company,
maturity value $591,010			0.60% dated 6/30/04, due 7/1/04,
(collateralized by U.S. Treasury Bonds,			maturity value $955,016
10.375% due 11/15/12, valued at $603,925)			(collateralized by U.S. Treasury Notes,
(Cost $591,000)		591,000	4.25% due 8/15/13, valued at $976,655)
			(Cost $955,000)		955,000
TOTAL INVESTMENTS – 131.3%
(Cost $1,391,578)		1,390,241	TOTAL INVESTMENTS – 100.3%
			(Cost $1,079,529)		1,086,802
LIABILITIES LESS CASH
AND OTHER ASSETS – (31.3)%		(331,521)	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.3)%		(2,974)
NET ASSETS – 100.0%		$1,058,720
			NET ASSETS – 100.0%		$1,083,828

[a]	Non-income producing.
[b]	American Depository Receipt.
†	New additions in 2004.
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2004 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 39

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2004 (UNAUDITED)

	Royce	Royce Value	Royce Technology	Royce 100
	Value Fund	Plus Fund	Value Fund	Fund

ASSETS:
Investments at value*	$7,257,158	$59,491,625	$51,910,823	$3,687,638
Repurchase agreements (at cost and value)	1,356,000	13,809,000	1,927,000	764,000
Cash	886	743	691	875
Receivable for investments sold	291,203	–	–	15,180
Receivable for capital shares sold	437,076	1,991,765	191,458	64,404
Receivable for dividends and interest	3,297	7,916	16	2,203
Prepaid expenses and other assets	4	13	67	1

Total Assets	9,345,624	75,301,062	54,030,055	4,534,301

LIABILITIES:
Payable for investments purchased	1,166,937	1,912,795	–	57,373
Payable for capital shares redeemed	–	279,204	264,786	7,597
Payable for investment advisory fees	4,633	50,235	67,686	–
Accrued expenses	10,627	21,529	41,775	7,362

Total Liabilities	1,182,197	2,263,763	374,247	72,332

Net Assets	$8,163,427	$73,037,299	$53,655,808	$4,461,969

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(28,437)	$(233,320)	$(791,312)	$(2,781)
Accumulated net realized gain (loss) on investments	831,135	2,069,580	12,356,924	299,164
Net unrealized appreciation (depreciation) on investments	602,403	6,009,267	1,085,483	289,466
Paid-in capital	6,758,326	65,191,772	41,004,713	3,876,120

Net Assets	$8,163,427	$73,037,299	$53,655,808	$4,461,969

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	1,095,805	7,495,307	6,851,402	710,213

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price** per share)	$7.45	$9.74	$7.83	$6.28

* Investments at identified cost	$6,654,755	$53,482,358	$50,825,340	$3,398,172

**	Shares redeemed within six months of purchase are subject to a 1% (2% for Royce Technology Value Fund) redemption fee, payable to the Fund.

40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2004 (UNAUDITED)

	Royce	Royce Financial	Royce Dividend
	Discovery Fund	Services Fund	Value Fund

ASSETS:
Investments at value*	$2,383,245	$799,241	$131,802
Repurchase agreements (at cost and value)	522,000	591,000	955,000
Cash	681	19	386
Receivable for capital shares sold	3,073	–	–
Receivable for dividends and interest	1,164	494	33

Total Assets	2,910,163	1,390,754	1,087,221

LIABILITIES:
Payable for investments purchased	304,570	328,584	–
Accrued expenses	6,687	3,450	3,393

Total Liabilities	311,257	332,034	3,393

Net Assets	$2,598,906	$1,058,720	$1,083,828

ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)	$(9,873)	$(3,616)	$(1,814)
Accumulated net realized gain (loss) on investments	107,209	15,772	(186)
Net unrealized appreciation (depreciation) on investments	114,642	(1,337)	7,273
Paid-in capital	2,386,928	1,047,901	1,078,555

Net Assets	$2,598,906	$1,058,720	$1,083,828

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	434,544	209,569	215,653

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price** per share)	$5.98	$5.05	$5.03

* Investments at identified cost	$2,268,603	$800,578	$124,529

**	Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 41

STATEMENTS OF CHANGES IN NET ASSETS

					Royce Technology
	Royce Value Fund		Royce Value Plus Fund		Value Fund

	Six months ended	Year ended	Six months ended	Year ended	Six months ended	Year ended
	June 30, 2004,	December 31,	June 30, 2004	December 31,	June 30, 2004	December 31,
	(unaudited)	2003	(unaudited)	2003	(unaudited)	2003

INVESTMENT OPERATIONS:
Net investment income (loss)	$(28,437)	$(16,614)	$(233,320)	$(79,477)	$(791,312)	$(723,144)
Net realized gain (loss) on investments	762,051	192,190	1,716,843	1,411,409	8,560,122	4,603,267
Net change in unrealized appreciation (depreciation) on investments	(85,989)	822,583	2,550,769	3,817,799	(13,944,611)	15,505,253

Net increase (decrease) in net assets from investment operations	647,625	998,159	4,034,292	5,149,731	(6,175,801)	19,385,376

DISTRIBUTIONS:
Net investment income	–	–	–	–	–	–
Net realized gain on investments	–	(84,399)	–	(766,753)	–	(119,202)

Total distributions	–	(84,399)	–	(766,753)	–	(119,202)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	4,681,022	1,921,043	59,153,880	14,919,287	18,838,615	138,943,911
Distributions reinvested	–	83,818	–	725,169	–	109,249
Value of shares redeemed	(1,200,391)	(203,454)	(10,585,374)	(3,558,327)	(61,718,370)	(60,908,995)
Shareholder redemption fees	858	454	29,107	2,710	303,480	211,656

Net increase (decrease) in net assets from capital share transactions	3,481,489	1,801,861	48,597,613	12,088,839	(42,576,275)	78,355,821

NET INCREASE (DECREASE) IN NET ASSETS	4,129,114	2,715,621	52,631,905	16,471,817	(48,752,076)	97,621,995
NET ASSETS:
Beginning of period	4,034,313	1,318,692	20,405,394	3,933,577	102,407,884	4,785,889

End of period	$8,163,427	$4,034,313	$73,037,299	$20,405,394	$53,655,808	$102,407,884

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(28,437)	$–	$(233,320)	$–	$(791,312)	$–

42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce 100		Royce Discovery		Royce Financial	Royce Dividend
	Fund		Fund		Services Fund	Value Fund

	Six months ended	Period ended	Six months ended	Period ended	Period ended	Period ended
	June 30, 2004	December 31,	June 30, 2004	December 31,	June 30, 2004	June 30, 2004
	(unaudited)	2003*	(unaudited)	2003**	(unaudited)***	(unaudited)****

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,781)	$(3,602)	$(9,873)	$(2,866)	$(3,616)	$(1,814)
Net realized gain (loss) on investments	293,349	10,673	107,187	2,888	15,772	(186)
Net change in unrealized appreciation (depreciation) on investments	109,446	180,020	(37,229)	151,871	(1,337)	7,273

Net increase (decrease) in net assets from investment operations	400,014	187,091	60,085	151,893	10,819	5,273

DISTRIBUTIONS:
Net investment income	–	–	–	–	–	–
Net realized gain on investments	–	(1,256)	–	–	–	–

Total distributions	–	(1,256)	–	–	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	1,601,857	2,321,875	1,318,683	1,207,416	1,049,921	1,078,555
Distributions reinvested	–	1,255	–	–	–	–
Value of shares redeemed	(41,547)	(7,320)	(139,488)	–	(2,020)	–
Shareholder redemption fees	–	–	317	–	–	–

Net increase (decrease) in net assets from capital share transactions	1,560,310	2,315,810	1,179,512	1,207,416	1,047,901	1,078,555

NET INCREASE (DECREASE) IN NET ASSETS	1,960,324	2,501,645	1,239,597	1,359,309	1,058,720	1,083,828
NET ASSETS:
Beginning of period	2,501,645	–	1,359,309	–	–	–

End of period	4,461,969	$2,501,645	$2,598,906	$1,359,309	$1,058,720	$1,083,828

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(2,781)	$–	$(9,873)	$–	$(3,616)	$(1,814)

*	From June 30, 2003 (commencement of operations) to December 31, 2003.
**	From October 3, 2003 (commencement of operations) to December 31, 2003.
***	The Fund commenced operations on December 31, 2003.
****	From May 3, 2004 (commencement of operations) to June 30, 2004.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 43

STATEMENTS OF OPERATIONS	PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

	Royce	Royce Value	Royce Technology	Royce 100
	Value Fund	Plus Fund	Value Fund	Fund

INVESTMENT INCOME:
Income:
Dividends	$10,087	$43,124	$7,660	$20,047
Interest	1,463	12,227	6,924	676

Total income	11,550	55,351	14,584	20,723

Expenses:
Investment advisory fees	26,837	193,739	607,459	15,774
Distribution fees	6,709	48,435	101,243	3,944
Custody	8,929	17,065	23,392	8,361
Registration	7,529	17,638	19,038	6,887
Shareholder servicing	5,507	10,896	44,577	5,071
Professional fees	3,787	3,968	4,572	3,772
Shareholder reports	3,453	14,368	41,463	1,410
Administrative and office facilities	194	1,172	4,269	113
Trustees’ fees	79	502	1,504	46
Other expenses	1,014	1,822	1,889	1,147

Total expenses	64,038	309,605	849,406	46,525
Fees waived by investment adviser and distributor	(24,051)	(20,934)	(43,510)	(19,718)
Expenses reimbursed by investment adviser	–	–	–	(3,303)

Net expenses	39,987	288,671	805,896	23,504

Net investment income (loss)	(28,437)	(233,320)	(791,312)	(2,781)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	762,051	1,716,843	8,560,122	293,349
Net change in unrealized appreciation (depreciation) on investments	(85,989)	2,550,769	(13,944,611)	109,446

Net realized and unrealized gain (loss) on investments	676,062	4,267,612	(5,384,489)	402,795

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$647,625	$4,034,292	$(6,175,801)	$400,014

44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

	Royce Discovery	Royce Financial	Royce Dividend
	Fund	Services Fund	Value Fund

INVESTMENT INCOME:
Income:
Dividends	$4,847	$3,146	$205
Interest	504	489	405

Total income	5,351	3,635	610

Expenses:
Investment advisory fees	10,217	4,866	1,626
Distribution fees	2,554	1,217	407
Custody	7,645	2,785	890
Registration	7,011	3,190	1,040
Shareholder servicing	5,100	6,658	3,320
Professional fees	3,762	3,756	1,875
Shareholder reports	2,013	210	28
Administrative and office facilities	66	32	1
Trustees’ fees	28	13	2
Other expenses	743	902	346

Total expenses	39,139	23,629	9,535
Fees waived by investment adviser and distributor	(12,771)	(6,083)	(2,033)
Expenses reimbursed by investment adviser	(11,144)	(10,295)	(5,078)

Net expenses	15,224	7,251	2,424

Net investment income (loss)	(9,873)	(3,616)	(1,814)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	107,187	15,772	(186)
Net change in unrealized appreciation (depreciation) on investments	(37,229)	(1,337)	7,273

Net realized and unrealized gain (loss) on investments	69,958	14,435	7,087

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$60,085	$10,819	$5,273

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 45

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

														Ratio of Expenses
	Net	Net	Net Realized		Distributions from Net	Distributions from Net								to Average Net Assets				Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Investment Income (Loss)	Realized Gain (Loss) on Investments	Total Distributions	Shareholder Redemption Fees		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers		Prior to Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE VALUE FUND (a)
†2004 (g)	$6.56	$(0.04)	$0.93	$0.89	$—	$—	$—		$—	$7.45	13.6	%**	$8,163	1.49	%*	2.39	%*	(1.06	)%*	82%
2003 (g)	4.35	(0.04)	2.40	2.36	—	(0.15)	(0.15)		—	6.56	54.3%		4,034	1.49%		3.46%		(0.73)%		181%
2002 (g)	5.89	(0.06)	(1.32)	(1.38)	—	(0.16)	(0.16)		—	4.35	(23.5)%		1,319	1.49%		3.08%		(1.26)%		89%
2001	5.00	(0.03)	0.99	0.96	—	(0.07)	(0.07)		—	5.89	19.2	%**	1,491	1.49	%*	4.18	%*	(1.39	)%*	74%
ROYCE VALUE PLUS FUND (a)
†2004 (g)	$8.57	$(0.06)	$1.22	$1.16	$—	$—	$—		$0.01	$9.74	13.7	%**	$73,037	1.49	%*	1.60	%*	(1.20	)%*	37%
2003 (g)	4.97	(0.05)	4.01	3.96	—	(0.36)	(0.36)		—	8.57	79.9%		20,405	1.49%		2.01%		(0.91)%		161%
2002 (g)	5.97	(0.07)	(0.81)	(0.88)	—	(0.12)	(0.12)		—	4.97	(14.7)%		3,934	1.49%		2.10%		(1.29)%		110%
2001	5.00	(0.03)	1.10	1.07	—	(0.10)	(0.10)		—	5.97	21.5	%**	2,217	1.49	%*	3.71	%*	(1.46	)%*	62%
ROYCE TECHNOLOGY VALUE FUND (b)
†2004 (g)	$8.25	$(0.08)	$(0.37)	$(0.45)	$—	$—	$—		$0.03	$7.83	(5.1	)%**	$53,656	1.99	%*	2.10	%*	(1.95	)%*	55%
2003 (g)	4.33	(0.11)	4.01	3.90	—	(0.01)	(0.01)		0.03	8.25	90.7%		102,408	1.99%		2.11%		(1.51)%		64%
2002 (g)	5.00	(0.17)	(0.50)	(0.67)	—	—	—	—		4.33	(13.4)%		4,786	1.99%		2.73%		(1.74)%		45%
ROYCE 100 FUND (c)
†2004 (g)	$5.53	$(0.01)	$0.76	$0.75	$—	$—	$—		$—	$6.28	13.6	%**	$4,462	1.49	%*	2.95	%*	(0.18	)%*	76%
2003 (g)	5.00	(0.01)	0.54	0.53	—	(0.00)	(0.00)		—	5.53	10.7	%**	2,502	1.49%		3.68	%*	(0.39	)%*	8%
ROYCE DISCOVERY FUND (d)
†2004 (g)	$5.70	$(0.03)	$0.31	$0.28	$—	$—	$—		$—	$5.98	4.9	%**	$2,599	1.49	%*	3.83	%*	(0.97	)%*	61%
2003 (g)	5.00	(0.01)	0.71	0.70	—	—	—		—	5.70	14.0	%**	1,359	1.49	%*	8.69	%*	(1.05	)%*	1%
ROYCE FINANCIAL SERVICES FUND (e)
†2004 (g)	$5.00	$(0.02)	$0.07	$0.05	$—	$—	$—		$—	$5.05	1.0	%**	$1,059	1.49	%*	4.86	%*	(0.74	)%*	31%
ROYCE DIVIDEND VALUE FUND (f)
†2004 (g)	$5.00	$(0.01)	$0.04	$0.03	$—	$—	$—		$—	$5.03	0.6	%**	$1,084	1.49	%*	5.86	%*	(1.12	)%*	14%

(a)	The Fund commenced operations on June 14, 2001.
(b)	The Fund commenced operations on December 31, 2001.
(c)	The Fund commenced operations on June 30, 2003.
(d)	The Fund commenced operations on October 3, 2003.
(e)	The Fund commenced operations on December 31, 2003.
(f)	The Fund commenced operations on May 3, 2004.
(g)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2004 (unaudited).
46 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Fund” or “Funds”), are seven series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund pays dividends from any net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase agreements:
The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T“), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

THE ROYCE FUNDS SEMIANNUAL REPORT 2004 | 47

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
CAPITAL SHARE TRANSACTIONS (IN SHARES):
			Shares issued for		Shares		Net increase (decrease) in
	Shares sold		reinvestment of distributions		redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

Royce Value Fund	648,187	333,967	–	13,023	(167,183)	(35,077)	481,004	311,913
Royce Value Plus Fund	6,258,516	1,973,986	–	88,220	(1,143,114)	(474,351)	5,115,402	1,587,855
Royce Technology Value Fund	2,214,121	19,211,332	–	13,488	(7,782,374)	(7,909,309)	(5,568,253)	11,315,511
Royce 100 Fund	264,419	453,814	–	233	(6,908)	(1,345)	257,511	452,702
Royce Discovery Fund	218,923	238,623	–	–	(23,002)	–	195,921	238,623
Royce Financial Services Fund	209,969	–	–	–	(400)	–	209,569	–
Royce Dividend Value Fund	215,653	–	–	–	–	–	215,653	–

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2004.

	Annual contractual		Period ended June 30, 2004
	advisory fee as a
	percentage of	Committed net annual	Net advisory	Advisory
	average net assets	operating expense ratio	fees	fees waived

Royce Value Fund	1.00%	1.49%	$9,495	$17,342
Royce Value Plus Fund	1.00%	1.49%	193,739	–
Royce Technology Value Fund	1.50%	1.99%	607,459	–
Royce 100 Fund	1.00%	1.49%	–	15,774
Royce Discovery Fund	1.00%	1.49%	–	10,217
Royce Financial Services Fund	1.00%	1.49%	–	4,866
Royce Dividend Value Fund	1.00%	1.49%	–	1,626

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended June 30, 2004
	Annual contractual
	distribution fee as	Net	Distribution
	a percentage of	distribution	fees
	average net assets	fees	waived

Royce Value Fund	0.25%	$–	$6,709
Royce Value Plus Fund	0.25%	27,501	20,934
Royce Technology Value Fund	0.25%	57,733	43,510
Royce 100 Fund	0.25%	–	3,944
Royce Discovery Fund	0.25%	–	2,554
Royce Financial Services Fund	0.25%	–	1,217
Royce Dividend Value Fund	0.25%	–	407

PURCHASES AND SALES OF INVESTMENT SECURITIES:
For the period ended June 30, 2004, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales

Royce Value Fund	$6,841,030	$3,781,045	Royce Discovery Fund	$2,117,873	$1,064,010
Royce Value Plus Fund	50,105,598	11,740,842	Royce Financial Services Fund	907,026	122,220
Royce Technology Value Fund	41,303,735	79,246,299	Royce Dividend Value Fund	141,203	16,488
Royce 100 Fund	3,388,040	2,114,706

TAX BASIS OF INVESTMENTS: At June 30, 2004, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Royce Value Fund	$8,010,755	$602,403	$704,483	$102,080
Royce Value Plus Fund	67,298,829	6,001,796	7,095,596	1,093,800
Royce Technology Value Fund	52,862,978	974,845	8,618,909	7,644,064
Royce 100 Fund	4,162,172	289,466	358,587	69,121
Royce Discovery Fund	2,790,603	114,642	235,534	120,892
Royce Financial Services Fund	1,391,578	(1,337)	18,009	19,346
Royce Dividend Value Fund	1,079,529	7,273	7,273	–

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

48 | THE ROYCE FUNDS SEMIANNUAL REPORT 2004

POSTSCRIPT

“WHAT DOES IT TAKE… TO BE THE BEST?”

We hear this question a lot, usually in the dramatic, reverential tone of television commercial voiceovers touting everything from cars, Olympic athletes, laundry detergent, chocolate bars, even mutual fund companies. The question, which is almost never answered directly, is followed by the recitation of words such as “commitment… discipline… honesty… integrity” etc. It’s always a stirring presentation, with beautifully filmed images designed to evoke a given company’s ceaseless devotion to excellence.
The financial press has its own go at the same idea. Each year, various media outlets provide lists of “The Best Funds for the Current Bull/Bear Market,” “10 Funds to Help You Thrive in 2005’s Economy,” “want to Retire at 40? These Funds Will Help You Get There in Style” and, of course, the annual “The Year’s Best Mutual Funds” pieces. We have long since resigned ourselves to the inevitability of such features, and, truth be told, we never have a problem when a Royce-managed portfolio makes an appearance on any list with the word “best” in it (unless, of course, it was “Best Funds to Dump Right Now”). Our point, however, has less to do with the proliferation of lists designed to show who’s the best as it does with the question of how “best” is defined and delineated.
In the mutual fund world, more often than not we see what in our view is a responsible attempt to weigh various factors — long-term historical returns, asset class, investment approach, overall risk factors and current market conditions — and use them to create a list of top performers. As useful as these stories are, and as valuable as the accompanying graphs and tables can be, we still feel a bit uneasy about the use of the term “best.” It’s not that a fund with a superb performance record over a three-year or longer period isn’t worthy of mention; it’s just that an honorific such as “best” seems likely to inspire unreasonable expectations from prospective investors. Then there is the issue of timing. Many mutual funds experience the same cyclical ups and downs as individual stocks, so that by the time a portfolio or company makes a “This Year’s Best” list, it may not be a particularly wise investment. Sometimes, “This Year’s Best” may really be referring to last year’s, three years ago’s or last market cycle’s, and the savvy move might be for an investor to look elsewhere.
Even more problematic are the stories that do not take all (or even more than one or two) of these criteria into account. The upshot is a piece that provides a list of a bunch of mutual funds that have done well year-to-date or for one year prior to publication, posting or broadcast. This makes it virtually impossible for a prospective shareholder to weigh the various benefits and risks of making an investment in any fund on such a list. More importantly, the implicit point is that shareholders need not trouble themselves over such apparently insignificant issues as market cycle performance, long-term returns, risk or investment style — issues that we think are absolutely critical in evaluating any mutual fund’s track record. As long as short-term performance is strong, such stories suggest, why worry about anything else?
Well, we worry quite a bit… about everything other than short-term performance. Our security selection process is driven by the idea that we need to know as much as possible about the companies whose stock we own. Developing knowledge about these companies helps us to reduce the risk of losing money, and not losing money is as important to us as making it. We manage small-cap portfolios with strong long-term returns and lower risk over full market cycle periods.
When and if that effort puts us on a “Best” list, we’ll be pleased. When it doesn’t, which could be often, we won’t worry. In a business full of terrific funds and talented managers, there’s room for plenty to be the “best,” however one chooses to define it.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE

With approximately $17.2 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as nine assistant portfolio managers and analysts, and five traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $70 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHARHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
7-POE-SA-0604

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants – Not applicable to this semi-annual report.

Item 6: Schedule of Investments – See Item 1.

Item 7: – Not applicable.

Item 8: – Not applicable.

Item 9: Submission of Matters to a Vote of Security Holders – None.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Charles M. Royce
Charles M. Royce
President

Date: August 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Charles M. Royce	BY: /s/ John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 27, 2004	Date: August 27, 2004